As filed with the Securities and Exchange Commission on February 27, 1998

                        Registration No.  333-9217


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]

     Pre-Effective Amendment No.                                           [ ]
     Post-Effective Amendment No.   3                                      [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]

     Amendment No.   5                                                     [X]

                                ORCHARD SERIES FUND
                 (Exact Name of Registrant as Specified in Charter)

            8515 E. Orchard Road, Englewood, Colorado           80111
            (Address of Principal Executive Offices)          (Zip Code)

      Registrant's Telephone Number, including Area Code: (303) 689-3000

                                W.T. McCallum
                    President and Chief Executive Officer
                 Great-West Life & Annuity Insurance Company
                             8515 E. Orchard Road
                          Englewood, Colorado 80111
                   (Name and Address of Agent for Service)

                         Copies of Communications to:
                           James F. Jorden, Esquire
                      Jorden Burt Berenson & Johnson LLP
               1025 Thomas Jefferson St. N. W., Suite 400 East
                         Washington, D. C. 20007-0805

      Approximate Date of Proposed Public Offering: Upon this Registration Statement being declared effective.

It is proposed that this filing will become effective (check appropriate box)

      [X] immediately upon filing pursuant to paragraph (b) of Rule 485 [ ] on pursuant to paragraph (b) of Rule 485 [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485 [ ] on pursuant to paragraph (a)(1) of Rule 485 [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485 [ ] on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to the provisions of Rule 24f-2 of the Investment Company Act of 1940, Registrant has elected to register an indefinite number of shares.

                             ORCHARD SERIES FUND

                     REGISTRATION STATEMENT ON FORM N-1A
                            CROSS-REFERENCE SHEET

                                  PROSPECTUS
                                   (PART A)

Item     Caption

1        Cover Page
2        Summary of Expenses
3        Important  Information  about Your  Investment - How the Funds Report
         Performance
4 Investment Objectives and Policies; Common Investment Policies, Practices and Risk Factors
5        Management of the Funds; Back Cover
6        Management of the Funds;  Important Information about Your Investment
         - Dividends, Other Distributions and Taxes
7 Investing in the Funds - How to Buy Shares; Investing in the Funds How to Exchange Shares; Investing in the Funds - Other Information; Important Information about Your Investment - How the Funds Value Their Shares
8 Investing in the Funds - How to Buy Shares; Investing in the Funds Other Information; Important Information about Your Investment - How the Funds Value Their Shares
9        Not Applicable

                     STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)

Item     Caption

10       Cover Page
11       Table of Contents
12       Not Applicable
13 Investment Objectives; Investment Policies and Practices; Investment Limitations
14       Management of the Funds
15       Management of the Funds
16       Management of the Funds
17       Portfolio Transactions
18       Other Information
19       Valuation   of   Portfolio   Securities;   Additional   Purchase  and
         Redemption Information
20       Dividends, Distributions and Taxes
21       Not Applicable
22       Investment Performance
23       Financial Statements

                              OTHER INFORMATION
                                   (PART C)

Item     Caption

24       Financial Statements and Exhibits
25       Persons Controlled by or under Common Control
26       Number of Holders of Securities
27       Indemnification
28       Business and Other Connections of Investment adviser
29       Principal Underwriter
30       Location of Accounts and Records
31       Management Services
32       Undertakings

                             ORCHARD SERIES FUNDSM
                            8515 East Orchard Road
                           Englewood, Colorado 80111
                                (800) 338-4015

                                  PROSPECTUS

The Orchard Series Fund is an open-end management investment company organized as a Delaware business trust (the "Trust"). The Trust offers seven diversified investment portfolios, commonly known as mutual funds (the "Funds"). The Funds are "no-load," meaning you pay no sales charges or distribution fees. GW Capital Management, LLC("GW Capital Management"), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company, serves as the Funds' investment adviser. The Funds and a brief description of their investment objectives are listed below.

Orchard Money Market Fund. This Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, short-term debt securities. An investment in the Fund is neither insured nor guaranteed by the U.S. government. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so.

Orchard Preferred Stock Fund. This Fund seeks a high level of dividend income qualifying for the corporate dividends received deduction under applicable federal tax law by investing primarily in cumulative preferred stocks issued by domestic corporations.

The Orchard Stock Index Funds. Each of the following Funds (the "Index Funds") seeks long-term growth of capital and a modest level of income by investing in the common stocks that comprise a specified benchmark index.

Fund                                   Benchmark

Orchard Index 600 Fund                 S&P Small Cap 600 Stock Index

Orchard Index 500 Fund                 S&P 500 Composite Stock
                                       Price Index
Orchard Index Pacific Fund             Financial Times/S&P-
                                       Actuaries Large-Cap
                                       Pacific Index

Orchard Index European Fund            Financial Times/S&P-
                                       Actuaries Large-Cap
                                       European Index

Orchard Value Fund. This Fund seeks to achieve long-term capital appreciation by investing primarily in common stocks issued by U.S. companies when it is believed that such stocks are undervalued.

This prospectus gives you information about the Funds that you should know before investing. You should read this prospectus carefully and retain it for future reference. A Statement of Additional Information dated as of the date of this Prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It provides additional information about the Funds and is available free of charge upon request. To obtain a copy call
(303) 689-3000 or write: Orchard Series Fund, 8515 East Orchard Road, Englewood, Colorado 80111.

Shares of the Funds are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the federal reserve board, or any other agency, and are subject to investment risk, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The date of this Prospectus is February 27, 1998.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
SUMMARY OF EXPENSES..........................................................1
INVESTMENT OBJECTIVES AND POLICIES...........................................3
     MONEY MARKET FUND.......................................................3
     PREFERRED STOCK FUND....................................................4
      INDEX 600 FUND.........................................................5
      INDEX 500 FUND.........................................................5
      INDEX PACIFIC FUND.....................................................5
     INDEX EUROPEAN FUND.....................................................5
     VALUE FUND...............................................................
COMMON INVESTMENT POLICES, PRACTICES AND RISK FACTORS........................9
MANAGEMENT OF THE FUNDS.....................................................12
IMPORTANT INFORMATION ABOUT YOUR INVESTMENT.................................14
     HOW THE FUNDS VALUE THEIR SHARES.......................................14
     DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES...............................14
     HOW THE FUNDS REPORT PERFORMANCE.......................................16
INVESTING IN THE FUNDS......................................................17
     HOW TO BUY SHARES......................................................17
     HOW TO EXCHANGE SHARES.................................................18
     HOW TO SELL SHARES.....................................................18
     OTHER INFORMATION......................................................19

                              SUMMARY OF EXPENSES

                       SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases...........................................NONE
Sales Load Imposed on Reinvested Dividends................................NONE
Deferred Sales Load.......................................................NONE
Redemption Fees...........................................................NONE
Exchange Fees.............................................................NONE


                        ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)


                           Money   Preferred  Index   Index
                          Market     Stock     600     500
                           Fund      Fund     Fund    Fund

Management Fees            0.20%     0.90%    0.60%   0.60%

12b-1 Fees                 NONE      NONE     NONE    NONE

Other Expenses             0.26%     0.00%    0.00%   0.00%

Total Fund
Operating Expenses         0.46%     0.90%    0.60%   0.60%
(after reimbursement)

                           Index     Index
                          Pacific  European   Value
                           Fund      Fund     Fund

Management Fees            1.00%     1.00%    1.00%

12b-1 Fees                 NONE      NONE     NONE

Other Expenses             0.20%     0.20%    0.00%

Total Fund
Operating Expenses         1.20%     1.20%    1.00%
(after reimbursement)


"Other Expenses" are based on estimated amounts for the Funds' fiscal year.

Subject to revision, GW Capital Management has voluntarily agreed to reimburse "Other Expenses" for the Index Pacific Fund, the Index European Fund, and the Money Market Fund to the extent that total operating expenses exceed 1.20%, 1.20%, and 0.46%, respectively, of average net assets. If this agreement were not in effect, it is estimated that total operating expenses would have been 1.50%, 1.50%, and 0.52% for the Index Pacific Fund, the Index European Fund, and the Money Market Fund, respectively. Interest, taxes, brokerage commissions, and extraordinary expenses are not expenses eligible for reimbursement.

Example

To illustrate the various expenses that you will bear by investing in shares of a Fund, assume that each Fund's annual return is 5% and that its operating expenses are exactly as just described. Then, for every $1,000 you invested, the following shows how much you would have to pay in total expenses if you redeemed your investment after the number of years indicated.


Fund                                         1 Year            3 Years
--------------------                         ------            -------

Money Market Fund                             $  5              $ 16
Preferred Stock Fund                          $  9              $ 31
Index 600 Fund                                $  6              $ 21
Index 500 Fund                                $  6              $ 21
Index Pacific Fund                            $ 12              $ 41
Index European Fund                           $ 12              $ 41
Value Fund                                    $ 10              $ 34

THIS EXAMPLE ILLUSTRATES THE EFFECT OF EXPENSES AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL OR EXPECTED EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY VARY.

                                       FINANCIAL  HIGHLIGHTS  (Audited)  For the
                       period February 3, 1997 (inception) to October 31, 1997

               The following table should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information
                            ORCHARD MONEY MARKET FUND
                      -------------------------------------

                          February 3, 1997 to
                          October 31, 1997
                          -------------



  Net Asset Value,
  Beginning of Period         $1.0000

  Income from Investment
  Operations

  Net Investment Income       0.0363

  Net Gains or Losses on
  Securities (realized
  and unrealized)

Total from Investment         0.0363
  Operations

  Less Distributions

  Dividends (from net
  investment income)         (0.0363)

  Distributions (from
  capital gains)

  Initial Capitalization

  Returns of Capital
  Total

  Distributions

  Net Asset Value-End of      $1.0000
  Period
  Net Assets-End of         $3,110,727
  Period

  Ratio of Expenses to
  Average Net Assets            0.46%*

  Ratio of Net Income to
  Average Net Assets            4.88%*

  Portfolio Turnover Rate
  -------------------------------------

* Annualized

                                       FINANCIAL  HIGHLIGHTS  (Audited)  For the
                       period February 3, 1997 (inception) to October 31, 1997

               The following table should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information
                          ORCHARD PREFERRED STOCK FUND

  -------------------------------------

                          February 3,1997 to
                          October 31, 1997

                          -------------
                          -------------


  Net Asset Value,            $ 10.0000
  Beginning of Period

  Income from Investment
  Operations

  Net Investment Income        0.4544

  Net Gains or Losses on
  Securities (realized         0.1372
  and unrealized)
  Total from Investment         0.5916
  Operations

  Less Distributions

  Dividends (from net
  investment income)         (0.4544)

  Distributions (from
  capital gains)

  Initial Capitalization

  Returns of Capital
  Total
                             (0.4544)
  Distributions

  Net Asset Value-End of     $10.1372
  Period

  Total Return                   6.04%

  Net Assets-End of         $4,242,086
  Period

  Ratio of Expenses to
  Average Net Assets            0.90%*

  Ratio of Net Income to        6.07%*
  Average Net Assets

  Portfolio Turnover Rate       10.05%
  -------------------------------------

* Annualized

                                       FINANCIAL  HIGHLIGHTS  (Audited)  For the
                       period February 3, 1997 (inception) to October 31, 1997

               The following table should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information
                             ORCHARD INDEX 500 FUND

                      -------------------------------------

                          February 3, 1997 to
                          October 31, 1997
                          -------------
                          -------------



  Net Asset Value,
  Beginning of Period          $10.0000

  Income from Investment
  Operations

  Net Investment Income         0.0388

  Net Gains or Losses on        1.6936
  Securities (realized
  and unrealized)
  Total from Investment         1.7324
  Operations

  Less Distributions

  Dividends (from net         (0.0388)
  investment income)

  Distributions (from
  capital gains)

  Initial Capitalization

  Returns of Capital
  Total

  Distributions

  Net Asset Value-End of      $11.6936
  Period

  Total Return                  17.38%

  Net Assets-End of       $492,866,332
  Period

  Average Commission           $0.0318
  Rate Paid Per Share
  Bought or Sold

  Ratio of Expenses to          0.60%*
  Average Net Assets

  Ratio of Net Income to        1.67%*
  Average Net Assets

  Portfolio Turnover Rate        0.45%
  -------------------------------------

* Annualized

                         FINANCIAL HIGHLIGHTS (Audited)

         For the period February 3, 1997 (inception) to October 31, 1997

               The following table should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information
                             ORCHARD INDEX 600 FUND

                      -------------------------------------

                          February 3, 1997 to
                          October 31, 1997
                          -------------
                          -------------



  Net Asset Value,
  Beginning of Period             $10.0000

  Income from Investment
  Operations

  Net Investment Income         0.0238

  Net Gains or Losses on        2.1191
  Securities (realized
  and unrealized)
  Total from Investment         2.1429
  Operations

  Less Distributions

  Dividends (from net         (0.0238)
  investment income)

  Distributions (from
  capital gains)

  Initial Capitalization

  Returns of Capital
  Total

  Distributions

  Net Asset Value-End of      $12.1191
  Period

  Total Return                  21.46%

  Net Assets-End of         $5,469,919
  Period

  Average Commission           $0.0345
  Rate Paid Per Share
  Bought or Sold

  Ratio of Expenses to          0.60%*
  Average Net Assets

  Ratio of Net Income to        0.30%*
  Average Net Assets

  Portfolio Turnover Rate       21.58%
  -------------------------------------

*Annualized

                                       FINANCIAL  HIGHLIGHTS  (Audited)  For the
                       period February 3, 1997 (inception) to October 31, 1997

               The following table should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information
                           ORCHARD INDEX EUROPEAN FUND

                 ------------------------------------

                         February 3,  1997 to
                         October 31,  1997
                         -------------
                         -------------

  Net Asset Value,
  Beginning of Period      $10.0000

  Income from
  Investment Operations

  Net Investment Income        0.0343

  Net Gains or Losses          1.6147
  on Securities
  (realized and
  unrealized)
  Total from Investment        1.6490
  Operations

  Less Distributions

  Dividends (from net        (0.0343)
  investment income)

  Distributions (from
  capital gains)

  Initial Capitalization

  Returns of Capital
  Total

  Distributions

  Net Asset Value-End        $11.6147
  of Period

  Total Return                 16.47%

  Net Assets-End of       $62,147,578
  Period

  Average Commission          $0.0639
  Rate Paid Per Share
  Bought or Sold

  Ratio of Expenses to         1.20%*
  Average Net Assets

  Ratio of Net Income          0.83%*
  to Average Net Assets

  Portfolio Turnover            5.69%
  Rate
  ------------------------------------
* Annualized

                                       FINANCIAL  HIGHLIGHTS  (Audited)  For the
                       period February 3, 1997 (inception) to October 31, 1997

               The following table should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information
                           ORCHARD INDEX PACIFIC FUND

  ---------------------------------------

                            February 3,  1997 to
                            October 31,     1997
                            -------------
                            -------------

  Net Asset Value,
  Beginning of Period     $10.0000

  Income from Investment
  Operations

  Net Investment Income           0.0163

  Net Gains or Losses on         (06833)
  Securities (realized and
  unrealized)
  Total from Investment         (0.0163)
  Operations

  Less Distributions
                                (0.0163)
  Dividends (from net
  investment income)

  Distributions (from
  capital gains)

  Initial Capitalization

  Returns of Capital Total

  Distributions

  Net Asset Value-End of         $9.3167
  Period

  Total Return                    -6.67%

  Net Assets-End of Period   $48,444,931

  Average Commission Rate        $0.0093
  Paid Per Share Bought or
  Sold

  Ratio of Expenses to            1.20%*
  Average Net Assets
                                  0.42%*
  Ratio of Net Income to
  Average Net Assets

  Portfolio Turnover Rate          0.04%
  ---------------------------------------

*Annualized

                      INVESTMENT OBJECTIVES AND POLICIES

Each of the Funds is a diversified investment portfolio of the Trust, an open-end investment management company organized as a Delaware business trust on July 23, 1996. The Funds are commonly known as mutual funds. By investing in a mutual fund, you and other shareholders pool money together to be invested toward a specified investment objective.

Each Fund has its own investment objective and policies. In addition, each Fund is subject to certain fundamental investment restrictions that cannot be changed without shareholder approval. These are set forth in the Statement of Additional Information. All investment policies not designated in the Statement of Additional Information as being fundamental may be changed without shareholder approval.

The following is a description of the Funds' investment objectives and policies. There is no assurance that the Funds will meet their investment objectives. Additional investment policies, as well as various investment practices and techniques in which the Funds may engage, are described under "COMMON INVESTMENT POLICIES, PRACTICES AND RISKS FACTORS."

MONEY MARKET FUND

This Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, short-term debt securities.

The Fund may invest in a variety of high-quality, short-term debt securities, including but not limited to: (1) securities issued or guaranteed as to principal and interest by the United States or its agencies or instrumentalities ("U.S. government securities"); (2) certificates of deposit, time deposits and bankers' acceptances; (3) commercial paper and other short-term corporate debt instruments; (4) repurchase agreements; and (5) from time to time, floating rate notes and Eurodollar certificates of deposit.

The Fund generally invests in securities that when acquired are (i) rated in the highest rating category for short-term debt obligations by at least one nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investor Services, Inc. and Standard & Poor's Corporation; or (ii) deemed by GW Capital Management under the guidelines of the Funds' Board of Trustees (the "Board of Trustees") to be of comparable quality to such rated securities. The Fund only enters into repurchase agreements that are entirely collateralized by U.S. government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category for short-term debt obligations by at least one NRSRO or deemed to be of comparable quality to a security so rated.

All securities purchased by the Fund are denominated in U.S. dollars. The Fund invests in securities with remaining maturities not exceeding 13 months, and maintains a dollar weighted average portfolio maturity of 90 days or less.

PREFERRED STOCK FUND

This Fund seeks a high level of dividend income qualifying for the corporate dividends received deduction under applicable federal tax law by investing primarily in cumulative preferred stocks issued by domestic corporations. Under normal circumstances, at least 65% of the Fund's total assets will be invested in preferred stocks.

The Fund invests in preferred stocks that when acquired are rated by one or more NRSROs in one of the four highest rating categories for such securities. Securities having such a rating are commonly known as "investment grade securities." The Fund is not required to sell securities whose ratings are later downgraded below investment grade.

The Fund may also invest in unrated and non-cumulative preferred stocks. Before investing in any unrated preferred stocks a thorough risk analysis will be performed. This analysis must reveal that the securities would be of investment grade quality prior to purchase by the Fund. Any unrated or non-cumulative preferred stock purchases by the Fund will be made only after the portfolio manager has determined that these investments represent superior expected return potential versus comparable rated, cumulative preferred issues.

The Fund will purchase money market securities as a cash reserve and may invest in such securities for investment purposes as warranted by market conditions. In addition, the Fund may invest in convertible preferred stocks. The Fund will convert its shares of preferred stock into common stock if the conversion becomes attractive, or if forced to convert by the issuing company. This may result in the realization of capital gains, in addition to gains and losses realized as a result of the Fund's normal trading activities.

Most cumulative, non-participating, non-convertible preferred stocks are issued with a fixed dividend rate, with no fixed maturity date. These features produce an equity security with fixed rate bond-like characteristics. The price of this type of preferred stock, like the price of fixed rate bonds, tends to fluctuate inversely with the general level of interest rates. Convertible preferred stocks may have the support of the market value of the underlying common stock into which the preferred is convertible. A stable or rising market value for the underlying common stock can mitigate the effect of adverse interest rate movements on the market price of a convertible preferred stock. However, because of the conversion feature, a convertible preferred stock is typically issued with a lower dividend rate per share than a non-convertible preferred stock. A lower dividend rate per share may result in a convertible preferred stock having greater price volatility in response to a change in market interest rates than a non-convertible preferred stock. The lower yield could result in a more dramatic price reaction to a change in market yields. This could be expected to occur in the case where the price of the underlying common stock languishes, so the potential for future conversion is low.

Under section 243 of the Internal Revenue Code, corporations (but not individuals) generally are allowed a federal income tax deduction of 70% of the amount of the dividends they receive from other corporations. In order for a corporation to qualify for this deduction, it generally is necessary for the corporation to hold the underlying stock for at least 45 days. The applicable holding period is 90 days in the case of certain preferred stock. Each corporate shareholder in the Fund generally will be eligible for a dividends received deduction for such shareholder's pro rata share of dividends received by the Fund which qualify for the dividends received deduction and which are designated by the Fund as qualifying dividends.

INDEX 600 FUND
INDEX 500 FUND
INDEX PACIFIC FUND
INDEX EUROPEAN FUND

Each Index Fund seeks investment results that track the total return of the common stocks that comprise its benchmark index by investing in such stocks in approximately the same proportions as the stocks are represented in the index.

The Index Funds normally invest at least 80% of their total assets in the stocks comprising their respective benchmarks. However, initially and until such time as an Index Fund's total assets exceed $25 million, or if total assets drop below $25 million, the percentage of an Index Fund's assets invested in such securities may be as low as 65%. Although they focus on common stocks, the Index Funds may also invest in other equity securities and in other types of instruments. The Index Funds purchase short-term debt securities for cash management purposes and use various techniques, such as futures contracts, to adjust their exposure to their benchmarks.

As a mutual fund, each Index Fund seeks to spread investment risk by diversifying its holdings among the many companies and industries that are included in the respective indices. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. GW Capital Management may use various investment techniques to hedge the Index Funds' risks, but there is no guarantee that these strategies will work as intended.

Although the Index Funds normally invest their assets according to their investment strategy, they reserve the right to invest without limitation in preferred stocks and investment grade debt instruments for temporary, defensive purposes.

Index Investing

The Index Funds buy and sell stocks to duplicate the compositions of their benchmark indexes. Their composition may not always be identical to that of their benchmarks. If extraordinary circumstances warrant, an Index Fund may exclude a stock held in the corresponding index and include a similar stock in its place if doing so will help the Fund achieve its objective. It is, however, intended the Index Funds will generally invest in stocks in approximately the same proportions as the stocks are represented in their respective benchmark indexes.

Statistical techniques are generally used to determine which stocks to buy and sell, rather than traditional economic, financial and market analysis. This "passive" or "indexing" investment technique tends to result in a lower portfolio turnover rate than that experienced by many other mutual funds. Lower portfolio turnover reduces brokerage commissions and other transaction costs that would otherwise be borne by shareholders. It also acts to reduce shareholders' current tax liability for capital gains by reducing the level of realized capital gains.

While the Index Funds seek to maximize the correlation between their performance and that of their benchmarks, certain factors not associated with the benchmarks but which affect the Index Funds will account for differences in performance. Such factors include the amount of the Index Fund's total assets, management fees and expenses, brokerage commissions and other transaction costs, and changes in the composition of the benchmark. Accordingly, there is no assurance as to the actual degree of correlation that will be achieved by the Index Funds.

Each Index Fund seeks to achieve a 95% or better long-term correlation between its total return and that of its benchmark index. GW Capital Management monitors the correlation between the performance of the Index Funds and their benchmarks on a regular basis. In the unlikely event that an Index Fund cannot achieve a long-term correlation of 95% or better, the Board of Trustees will consider alternative arrangements. There is no assurance as to how closely an Index Fund's performance will correspond to the performance of its respective benchmark index. Moreover, the benchmark index may not perform favorably in which case the respective Index Fund's performance would similarly be unfavorable.

Each Index Fund may use futures contracts on market indexes ("index futures contracts") and options on such index futures contracts for hedging purposes or as a substitute for a comparable market position in the underlying securities. An index futures contract obligates the seller to deliver, and the purchaser to take, an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day and the price at which the agreement is made.

Risks associated with the use of futures contracts are: (i) imperfect correlation between the change in value of securities included on the index and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures position when desired. The risk that an Index Fund will be unable to close out a futures position will be minimized to the extent that such transactions are entered into on a national exchange with an active and liquid secondary market. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

About the Benchmark Indexes

Fund                                   Benchmark

Index 600 Fund                         S&P Small Cap 600 Stock Index

Index 500 Fund                         S&P 500 Composite Stock Price
                                           Index

Index Pacific Fund                     Financial Times/S&P-Actuaries
                                       Large-Cap Pacific Index

Index European Fund                    Financial Times/S&P-Actuaries
                                       Large-Cap European Index

The S&P Small Cap 600 Stock Index (the "S&P 600") is a widely recognized, unmanaged index of 600 stock prices. The index is market-value weighted, meaning that each stock's influence on the index's performance is directly proportional to that stock's "market value" (stock price multiplied by the number of outstanding shares). The stocks which make up the S&P 600 trade on the New York Stock Exchange, American Stock Exchange, or NASDAQ quotation system. The S&P 600 is designed to monitor the performance of publicly traded common stocks of the small company sector of the United States equities market. The stocks of small companies often involve more risk and volatility than those of larger companies.

The S&P 500 Composite Stock Price Index (the "S&P 500") is a widely recognized, unmanaged, market-value weighted index of 500 stock prices. The stocks which make up the S&P 500 trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

Both the S&P 600 and the S&P 500 are sponsored by the Standard & Poor's, which is responsible for determining which stocks are represented on the indexes. Total returns for the S&P 600 and the S&P 500 assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

The Financial Times/S&P-Actuaries Large-Cap Pacific Index (the "Pacific Index") and the Financial Times/S&P-Actuaries Large-Cap European Index (the "European Index") are unmanaged, market-value weighted indexes of equity securities traded on the stock exchanges of the countries represented in the respective indexes. They are designed to represent the performance of stocks in the large-cap sector of the markets from the countries included in the European and Pacific Rim regions of the world.

The Pacific Index and European Index are sponsored by the Financial Times-Stock Exchange International; Standard & Poor's; Goldman, Sachs and Company; and Nat West Securities, Ltd. Each of these entities has voting rights on a committee that is responsible for determining the composition of the stocks comprising the indexes.

None of the Funds is endorsed, sold or promoted by any of the sponsors of the Benchmark Indexes (the "Sponsors"), and no Sponsor is an affiliate or a sponsor of the Trust, the Funds, or GW Capital Management. The Sponsors are not responsible for and do not participate in the operation or management of any Fund, nor do they guarantee the accuracy or completeness of their respective Benchmark Indexes or the data therein. Inclusion of a stock in a Benchmark Index does not imply that it is a good investment.

"Financial Times/S&P Actuaries Large-Cap Pacific Index" and "Financial Times/S&P Actuaries Large-Cap European Index" are trademarks of The Financial Times Limited and Standard & Poor's Corporation. "S&P SmallCap 600 Stock Index," "S&P 600," "S&P 500 Composite Stock Price Index," and "S&P 500," are trademarks of The McGraw-Hill Companies, Inc. These trademarks have been licensed for use by the Trust.

VALUE FUND

      The investment objective of the Orchard Value Fund is to achieve long-term capital appreciation by investment in stocks that are believed to be undervalued. To achieve this objective, the Fund will invest primarily in common stocks issued by U.S. companies traded on the various U.S. stock exchanges and, to a limited extent, in the over-the-counter markets.

     CIC Asset Management, Inc. (the "Sub-Adviser) serves as sub-adviser to this Fund. As such, it is responsible for the day-to-day management of the Fund, subject to the overall supervision of the Fund's Board of Trustees and GW Capital Management.

      The Fund invests primarily in common stocks which the Sub-Adviser believes are undervalued at the time of acquisition. The stocks are normally sold when it is believed that they are fairly valued. Using this approach, the Sub-Adviser seeks to identify, in advance of purchase, stocks which are inexpensive and a catalyst which will drive the price back to fair value. In making this determination, the Sub-Adviser will look for dividend yields greater than the S&P 500 Index, price/earnings ratios less than the S&P 500 Index and price-to-book ratios less than the S&P 500 Index. In keeping with a long-term approach, a security will not be sold because of a short-term earnings disappointment.

      The Fund may invest a limited portion (up to a maximum of 5% at the time of acquisition) of its assets in debt securities (both domestic and foreign debt securities) including mortgage-and asset-backed securities, zero coupon and high-yield/high-risk bonds (commonly referred to as "junk bonds"). Debt securities in which the Fund may invest may be both investment grade and below investment grade. Lower rated fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities and are considered predominately speculative with respect to the ability of the issuer to meet principal and interest payments. In addition, the secondary market may be less liquid for lower-rated fixed-income securities which may make the valuation and sale of these securities more difficult. Securities in the lowest investment grade category--BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor Service, Inc. ("Moody's")--have some speculative characteristics.

      The Fund may invest in certain foreign securities. Investments in foreign securities involve risks that differ in some respects from investment in securities of U.S. issuers. See "Foreign Investing" in this prospectus.

      The Fund also may invest in money market securities for temporary or emergency purposes or solely as a cash reserve. The Fund may also invest to a lesser degree in restricted or preferred stock or warrants. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

      The Fund may enter into futures contracts on financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products
(collectively "derivative instruments"). The Fund intends to use these derivative instruments primarily to hedge the value of the Fund against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase the Fund's income or otherwise seeking to enhance returns. The Fund may engage in "short sales against the box." See "Adjusting Investment Exposure" in this prospectus.

             COMMON INVESTMENT POLICES, PRACTICES AND RISK FACTORS

The following pages contain more detailed information about certain types of instruments in which the Funds may invest, strategies GW Capital Management may employ in pursuit of the Funds' investment objectives, and a summary of related risks. Any investment limitations listed supplement those discussed earlier. A complete listing of the Funds' investment limitations and more detailed information about their investment practices are contained in the Statement of Additional Information. Securities that met applicable investment policies and limitations when acquired need not be sold in the event of a later change in circumstances.

GW Capital Management may not buy all of these securities or use all of these techniques unless it believes that they are consistent with the Funds' investment objectives and policies and that doing so will help the Funds achieve their objectives.

Money Market Instruments and Temporary Investment Strategies

In addition to the Money Market Fund, the other Funds each may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in "money market instruments") as deemed appropriate by GW Capital Management, or may invest any or all of their assets in money market instruments as deemed necessary by GW Capital Management for temporary defensive purposes.

     The  types of money  market  instruments  in which  the  Funds  may  invest include, but are not limited to: (1) bankers' acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds;
(4) obligations of U.S. banks and non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (5) asset-backed securities; and (6) repurchase agreements.

Repurchase Agreements

Each Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Funds may be delayed or limited.

Equity Securities

Each Fund, except the Money Market Fund, invests directly or indirectly in equity securities, such as common stocks, preferred stocks, convertible stocks, and warrants. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Equity securities of smaller companies are especially sensitive to these factors.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, except the Money Market Fund which may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Fund's net asset value. Under the supervision of the Board of Trustees, GW Capital Management determines the liquidity of portfolio securities and, through reports from GW Capital Management, the Board of Trustees monitors investments in illiquid securities. Certain types of securities are generally considered to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional investors may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Trustees.

A Fund may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Adjusting Investment Exposure

Each Fund, other than the Money Market Fund, can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, including futures on market indexes and options on such futures on market indexes, and entering into currency exchange contracts.

GW Capital Management can use these practices to adjust the risk and return characteristics of a Fund's portfolio of investments. If GW Capital Management judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.
These techniques may increase a Fund's volatility and may involve a small investment relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. A Fund will not enter into futures contracts or options if the aggregate initial margin and premium required to do so will exceed 5% of the Fund's total assets.

Foreign Investments

Each Fund,  except the Money Market Fund,  may invest in foreign  securities and securities issued by U.S. entities with substantial foreign operations in a manner consistent with its investment objective and policies. Such foreign investments may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Furthermore, the securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those imposed in the United States. There are also special tax considerations that apply to securities of foreign issuers and securities principally traded overseas.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Investments in these "emerging market securities" include additional risks to those generally associated with foreign investing. The extent of economic development, political stability, and market liquidity varies widely in comparison to more developed nations. The economies of these countries may be subject to greater social, economic, and political uncertainties or may be based only a few industries. These factors can make emerging market securities more volatile.

The Index Pacific Fund and the Index European Fund have substantial exposure to foreign markets since these Funds invest primarily in securities of foreign issuers. The other Funds may have some exposure to foreign markets, but their exposure is minimized since these Funds invest primarily in securities of domestic issuers.

Lending

Each Fund may lend its  portfolio  securities  to brokers  or dealers  and other institutions as a means of earning interest income. The Funds may lend securities only if (i) the loan is at all times fully collateralized by cash, cash equivalents, U.S. government securities or other high-quality debt securities, and (ii) the value of all loaned securities is not more than 33 1/3 percent of the Fund's total assets at the time of the loan.

Borrowing

Each Fund may borrow from banks for temporary and emergency purposes, but not in an amount exceeding 33 1/3 percent of its total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. A Fund will repay all borrowings in excess of 5 percent of its total assets before any investments are made.

Other Risk Factors

As a mutual fund, each Fund is subject to market risk. The value of a Fund's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of a Fund's underlying portfolio securities.

No Fund should be considered to be a complete investment program by itself. You should consider your own investment objectives as well as your other investments when deciding whether to purchase shares of any Fund.


                            MANAGEMENT OF THE FUNDS

The Trust is governed by the Board of Trustees which is responsible for overall management of the Funds' business affairs. The Trustees meet at least 4 times during the year to, among other things, oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review performance.

Investment Adviser

The Funds are managed by GW Capital Management, which selects the Funds' portfolio investments and handles their business affairs. GW Capital Management is a registered investment adviser under the Investment Advisers Act of 1940. Paul Desmarais and his associates, a group of private holding companies, have indirect voting control over GW Capital Management.

GW Capital Management is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"). GW Capital Management serves as the investment adviser for: Maxim Series Fund, Inc., a registered open-end management investment company (shares of the Maxim Series Fund are sold only in connection with certain insurance contracts); Great-West Variable Annuity Account A, a separate account of GWL&A, registered as a management investment company; and certain non-registered, tax-qualified corporate pension plan separate accounts of GWL&A.

GW Capital Management provides investment advisory services and pays all the expenses, except extraordinary expenses, incurred for providing such services for the Funds. As compensation for its services, GW Capital Management receives monthly compensation at the annual rate of 0.20% for the Orchard Money Market Fund; 0.60% for the Orchard Index 500 and Orchard Index 600 Funds; .90% for the Orchard Preferred Stock Fund; and, 1.00% for the Orchard Index European, Orchard Index Pacific and Orchard Value Funds.

With respect to the Orchard Money Market, Orchard Index European and Orchard Index Pacific Funds, GW Capital Management pays all compensation of, and furnishes office space for, officers and employees of GW Capital Management connected with investment management for these Funds, as well as the fees of all directors of the Fund who are affiliated persons of the GW Capital Management or any of its affiliates. All other expenses incurred in the operation of these Funds, including general administrative expenses, are borne by these Funds, respectively. Accounting services are provided for these Funds by GW Capital Management and these Funds reimburse GW Capital Management for its costs in connection with such services. However, GW Capital Management has agreed to pay any expenses of the Funds which exceed the annual rate of 0.46% of the average daily net assets of the Orchard Money Market Fund; and, 1.20% of the average daily net assets of the Orchard Index European and Orchard Index Pacific Funds.

Sub-Advisers

CIC Asset Management, Inc. is a 100% employee owned and managed firm, registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. It is a California corporation with its principal business address at 633 West Fifth Street, Suite 1180, 11th Floor, Los Angeles, California 90017. Subject generally to review and supervision by GW Capital Management and the Board of Trustees, CIC is responsible for the actual daily management of the Value Fund and for making decisions to buy, sell or hold any particular security.

CIC bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Orchard Value Fund.

CIC utilizes teams of portfolio managers and analysts acting together to manage the assets of the Value Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund's portfolio as it deems appropriate in pursuit of the Fund's investment objectives.

The Investment Adviser is responsible for compensating CIC, which receives monthly compensation from the Investment Adviser at the annual rate of .50% of the average daily net asset value of the Orchard Value Fund up to $25 million,
 .40% on the next $75 million and .30% of such value in excess of $100 million.

Portfolio Managers

Jim Desmond, Vice President, GW Capital Management, is responsible for the day-to-day management of the Preferred Stock Fund. He is also an Assistant Vice President at GWL&A where he has managed GWL&A's separate account assets since 1991. From September, 1987, to December, 1991, he was an equity portfolio manager for the Colorado Public Employees Retirement Association. Mr. Desmond has approximately fifteen years equity analysis and portfolio management experience.

Other Information

The Trust has authorized capital of an unlimited number of shares of beneficial interest in the Trust. Shares may be issued in one or more series of shares, and each series may be issued in one or more classes of shares. Presently, each Fund represents a separate series of shares. The Trust may establish additional series or classes in the future.

The Trust is not required to hold an annual shareholders meetings, although special meetings may be called for a specific Fund or the Trust as a whole for purposes such as electing or removing trustees, changing fundamental investment policies, or approving a new or amended investment advisory agreement. As a shareholder, you receive one vote for each share of a Fund you own and a proportionate vote for each fractional interest you own.

     Shareholder inquiries can be made by telephone at (800) 338-4015, or by mail to the Trust at 8515 East Orchard Road, Englewood, Colorado 80111.

One Orchard Equities, Inc. distributes and markets the Trust's Funds. Financial Administrative Services Corporation ("FASCorp" or the "Transfer Agent") performs transfer agent servicing functions for the Funds. FASCorp is a wholly owned subsidiary and One Orchard Equities is an indirect wholly owned subsidiary of GWL&A.

                  IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

HOW THE FUNDS VALUE THEIR SHARES

The price of a Fund's shares is based on the net asset value of that Fund. Each Fund's per share net asset value is determined by dividing the value of its net assets by the number of its outstanding shares. A Fund's net asset value per share will normally be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) Monday through Friday, except on holidays on which the NYSE is closed.

Assets of the Funds other than the Money Market Fund are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. Dollars using current exchange rates. If quotations are not readily available, or if values have been materially affected by events occurring after the close of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

Assets of the Money Market Fund are valued on an amortized-cost basis. Under this method, securities are valued at their acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. While this method attempts to provide certainty in valuation, the value of securities based on amortized cost value may differ from that based on market value. Short-term investments of all Funds that will mature in not more than 60 days are also valued at amortized cost.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

You are entitled to your share of the earnings of each Fund in which you are a shareholder, which are passed along to shareholders as "distributions." Earnings from net investment income, such as stock dividends and interest from short-term debt instruments and other investments, are passed along as "dividend distributions." Earnings realized when a Fund sells securities for a higher price than it paid for them are passed along as "capital gains distributions." Each of the Funds distribute substantially all of its net investment income and capital gains to shareholders each year.

The Money Market Fund ordinarily declares dividends from net investment income daily and distributes dividends monthly. The Preferred Stock Fund ordinarily distributes dividends from net investment income quarterly. The Index 600, Index 500 and Value Funds ordinarily distribute dividends semi-annually, while the Index Pacific and Index European Funds ordinarily distribute such dividends annually. All of the Funds generally distribute capital gains, if any, in the fiscal year in which they were earned.

Distribution Option

Shareholders of a Fund can either receive distributions in cash or reinvest them in additional shares of the Fund at the net asset value in effect on the reinvestment date. Unless you elect, by writing to the Trust or Transfer Agent, to receive your distributions in cash, they will be automatically reinvested. You can change your election at any time by writing to the Trust or Transfer Agent.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed.

Taxes on distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, a Fund's dividend distributions are taxed as dividends and gain distributions are taxed as long-term capital gains. A portion of the dividend distributions (but not capital gains distributions) paid by a Fund may be eligible for the dividends received deduction for corporate shareholders to the extent that such distributions are attributable to dividends paid by United States corporations and are so designated by the Fund.

Every January, the Trust will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.

Taxes on transactions. Redemptions and exchanges of shares in any Fund may be subject to federal income tax. In general, your gain or loss on any redemption, sale, or other exchange will equal the difference between the cost of the shares you redeem, sell or exchange, and the price you receive when you redeem, sell, or exchange them.

You will receive a consolidated transaction statement at least quarterly. You should keep your regular account statements, because the information they contain will be essential in calculating the amount and character of your gains and losses. However, it is the responsibility of you and your tax preparer to determine whether a given transaction will result in taxable gain or loss and the amount of tax to be paid, if any.

"Buying a dividend." If you buy shares shortly before a Fund declares a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of exempt-interest dividends received on such shares, and (to the extent not disallowed) generally will be treated as long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Effect of foreign taxes. Dividends and interest received by the Funds on foreign securities may give rise to withholding and other taxes imposed by foreign governments. These taxes generally will reduce the amount of their distributions.

There are tax requirements that all investment companies must follow in order to avoid federal taxation. In order to comply with these requirements, the Funds may be required to limit their investment activity in some types of instruments.

HOW THE FUNDS REPORT PERFORMANCE

From time to time, the Trust may include a Fund's yield and total return in advertisements, sales literature, and shareholder reports. In addition, the Trust may advertise the Money Market Fund's yield and effective yield. These measures of a Fund's performance are based on past results and are not intended to indicate future performance.

Yield

A Fund's "yield" refers to the income generated by an investment in the Fund over a specified 30-day period (7-day period for the Money Market Fund) expressed as an annual percentage rate. The Money Market Fund's "effective yield" is calculated similarly, but the income earned by an investment in the Fund, when annualized, is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

Total Return

A Fund's "total return" refers to the average annual rate of return of an investment in the Fund. Total return is computed by calculating the percentage change in the value of an investment of $1,000 to the end of a specified period, assuming all dividends and capital gain distributions are reinvested.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Funds ends on October 31 of each year. Twice a year shareholders of each Fund will receive a report containing a summary of the Fund's performance and other information.

                            INVESTING IN THE FUNDS

HOW TO BUY SHARES

Shares of a Fund can be purchased at the next share price calculated after your order is received in good form by the Transfer Agent. Because you pay no commissions or sales charges when you purchase shares, a Fund's share price is equivalent to the Fund's net asset value per share.

If you do not already have an account with the Trust, you can purchase shares by mailing a completed account application to the Transfer Agent. In addition, you must either (i) include with your application a check or money order made payable to the appropriate Fund in the amount that you wish to invest, or (ii) wire (that is electronically transfer) such amount to an account designated by the Transfer Agent.

Once you have an account with the Trust, you can purchase shares by mailing a check or money order made payable to the appropriate Fund to the Transfer Agent, together with instructions specifying the name and number of the account. You can also purchase shares by wiring the amount that you wish to invest to your account.

If you wish to make an initial purchase of shares by wiring your investment, you must first telephone the Transfer Agent at 1-800-338-4015 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on any day that the NYSE is open for trading to receive an account number with the Trust. You will be asked to provide the following information: the name in which the account will be established, the account holder's address, tax identification number, and dividend distribution election. If requested, the Transfer Agent will provide the instructions that your bank will need to complete the transfer.

The Funds and Transfer Agent reserve the right to reject any order to purchase shares, and the Funds reserve the right to cancel any purchase order for which payment has not been received within three business days following receipt of the order. If the Transfer Agent deems it appropriate, additional documentation or verification of authority may be required and an order will not be deemed accepted unless and until such additional documentation or verification is received by the Transfer Agent.

Your bank may charge a fee for its services. Presently, the Transfer Agent does not charge a fee for its wire transfer services, but reserves the right to charge for these services.

HOW TO SELL SHARES

You can withdraw money from your account by selling (that is by "redeeming") some or all of your shares. Your shares will be sold at the next share price calculated after your order is received in good form by the Transfer Agent. Because you pay no commissions or sales charges when you sell shares of the Funds, each Fund's share price is equivalent to the Fund's net asset value per share. You can arrange to sell shares of a Fund only by mail. Redemptions may not be made by telephone.

By Mail

You can redeem shares by sending a "letter of instruction" by regular or express mail to the Transfer Agent at 8515 East Orchard Road, Englewood, Colorado 80111. The letter should include: (1) the name of the account from which shares are to be redeemed; (2) the account number; (3) the name of the Fund; (4) the dollar amount or number of shares to be redeemed; (5) any special payment instructions;
(6) the signatures of the person or persons authorized to effect redemptions of shares held by the account; and (7) any special requirements or documents requested by the Transfer Agent to assure proper authorization of such persons.

HOW TO EXCHANGE SHARES

You can exchange shares of a Fund that you own for shares of another Fund. There are no sales charges or distribution fees. To complete the exchange, shares of the Fund to be exchanged will be sold, and shares of the another Fund will be purchased, at their respective share prices next calculated after the exchange request is received by the Transfer Agent. The minimum amount that may exchanged is the lesser of $500 or the remaining value of the investment in the Fund to be exchanged.

You can request an exchange in writing or by telephone. Written requests should be submitted to the Transfer Agent by mail at 8515 East Orchard Road, Englewood, Colorado 80111. The form must be signed by the account owner(s) and include the following information: (1) the name of the account for which shares are to be exchanged; (2) the account number; (3) the name of the Fund, the shares of which are to be exchanged; (4) the dollar amount or number of shares to be exchanged;
(5) the name of the Fund(s) to be acquired in the exchange; (6) the signatures of the person or persons authorized to effect exchanges of shares held by the account; and (7) any special requirements or documents requested by the Transfer Agent to assure proper authorization of such persons.

You can request an exchange by telephoning the Transfer Agent at 1-800-338-4015.

The Funds reserve the right to refuse exchanges if, in the Board of Trustees' or GW Capital Management's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would potentially be otherwise adversely affected.

Exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund.

Although a Fund will attempt to provide prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Each Fund reserves the right to terminate or modify the exchange privilege in the future.

OTHER INFORMATION

Telephone transaction privileges for purchases or exchanges may be modified, suspended, or terminated by a Fund at any time. If an account has more than one owner of record, the Funds and the Transfer Agent may rely on the instructions of any one owner. Each account owner has telephone transaction privileges unless the Transfer Agent receives cancellation instructions from an account owner.

The Transfer Agent will record telephone calls and has adopted other procedures to confirm that telephone instructions are genuine. The Funds will not be liable for losses or expenses arising from unauthorized telephone transactions, provided they use reasonable procedures to avoid such losses or expenses. If you are unable to reach the Transfer Agent during periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

                               INVESTMENT ADVISER
                           GW Capital Management, LLC
                             8515 East Orchard Road
                            Englewood, Colorado 80111

                            ------------------------

                                   DISTRIBUTOR
                           One Orchard Equities, Inc.
                             8515 East Orchard Road
                            Englewood, Colorado 80111

                            ------------------------

                                 TRANSFER AGENT
                  Financial Administrative Services Corporation
                             8515 East Orchard Road
                            Englewood, Colorado 80111
                            ------------------------

                                    CUSTODIAN
                                Bank of New York
                                 One Wall Street
                            New York, New York 10286

                            ------------------------

                                    AUDITORS
                              Deloitte & Touche LLP
                                 555 17th Street
                                   Suite 3600
                             Denver, Colorado 80202

                               ORCHARD SERIES FUND

                                  (the "Trust")


                            Orchard Money Market Fund
                          Orchard Preferred Stock Fund
                             Orchard Index 600 Fund
                             Orchard Index 500 Fund
                           Orchard Index Pacific Fund
                           Orchard Index European Fund
                               Orchard Value Fund

                                  (the "Funds")







                      STATEMENT OF ADDITIONAL INFORMATION


      The date of the Trust's  current  Prospectus  to which this  Statement  of
      Additional   Information  relates  and  the  date  of  this  Statement  of
      Additional Information is

                               February 27, 1998






      This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Trust's current Prospectus. A copy of the Prospectus may be obtained by writing the Trust at 8515 East Orchard Road, Englewood, Colorado 80111, or by calling (303) 689-3000.

                               TABLE OF CONTENTS


                                                              Cross-reference
                                                               to page(s) in
                                                Page          Prospectus

INVESTMENT OBJECTIVES .....................     1                 9

INVESTMENT POLICIES AND PRACTICES .........     1                 9

INVESTMENT LIMITATIONS ....................     15                9

MANAGEMENT OF THE FUND ....................     18                18

PORTFOLIO TRANSACTIONS ....................     21                18

VALUATION OF PORTFOLIO SECURITIES .........     24                19

INVESTMENT PERFORMANCE ....................     25                22

ADDITIONAL PURCHASE
   AND REDEMPTION INFORMATION .............     28                22

DIVIDENDS, DISTRIBUTION AND TAXES .........     29                20

OTHER INFORMATION .........................     36                24

PRICE MAKE-UP SHEETS ......................     39                --

APPENDIX ..................................     45                --

FINANCIAL STATEMENTS ......................     49                --

                             INVESTMENT OBJECTIVES

The Orchard Series Fund is an open-end management investment company organized as a Delaware business trust (the Trust). The Trust offers seven diversified investment portfolios, commonly known as mutual funds (the Funds). The Funds are "no-load," meaning you pay no sales charges or distribution fees. GW Capital Management, LLC("GW Capital Management"), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as the Funds' investment adviser. The Funds and a brief description of their investment objectives are listed below.

Orchard Money Market Fund. This Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, short-term debt securities. An investment in the Fund is neither insured nor guaranteed by the U.S. government. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so.

Orchard Preferred Stock Fund. This Fund seeks a high level of dividend income qualifying for the corporate dividends received deduction under applicable federal tax law by investing primarily in cumulative preferred stocks issued by domestic corporations.

The Orchard Stock Index Funds. Each of the following Funds (the "Index Funds") seeks long-term growth of capital and a modest level of income by investing in the common stocks that comprise a specified benchmark index.

Fund                                   Benchmark

Orchard Index 600 Fund                 S&P Small-Cap 600 Stock Index

Orchard Index 500 Fund                 S&P 500 Composite Stock Price
                                       Index

Orchard Index Pacific Fund             Financial Times/S&P-Actuaries
                                       Large-Cap Pacific Index

Orchard Index European Fund            Financial Times/S&P-Actuaries
                                       Large-Cap European Index

          Orchard Value Fund. This Fund seeks to achieve long-term capital appreciation by investing primarily in common stocks issued by U.S. companies when it is believed that such stocks are undervalued.



                       INVESTMENT POLICIES AND PRACTICES

Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the Funds' investment policies set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval. A listing of the Funds' fundamental investment limitations is contained in this Statement of Additional Information under "INVESTMENT LIMITATIONS." These limitations are fundamental policies of each Fund, which means that they may not be changed without shareholder approval. Securities that met applicable investment policies and limitations when acquired need not be sold in the event of a later change in circumstances.

The following pages contain more detailed information about types of securities in which the Funds may invest, investment practices and techniques that GW Capital Management may employ in pursuit of the Funds' investment objectives, and a discussion of related risks. GW Capital Management may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the Funds' investment objectives and policies and that doing so will help the Funds achieve their objectives. Unless otherwise provided, each Fund may invest in all these securities or use all of these techniques.

Asset-Backed Securities. Asset-backed securities may be classified as pass-through certificates of collateralized obligations. They depend primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in any underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purposes of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing the debt instrument are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the security and any credit support provided. As a result, although payments on such securities are obligations of the issuers, in the event of a default on the underlying assets not covered by credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Bankers' Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Funds generally will not invest in acceptances with maturities exceeding 7 days where to do so would tend to create liquidity problems.

Certificates of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

     Commercial Paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

          Eurodollar Certificates of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

Foreign Currency Transactions. The Funds, other than the Money Market Fund, may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Funds may also use options and futures contracts relating to foreign currencies for the same purposes.

When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by GW Capital Management.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars into a foreign currency, or from one foreign currency into another foreign currency. For example, if a Fund held investments denominated in Deutschemarks, the Fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on GW Capital Management's skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as GW Capital Management anticipates. For example, if a currency's value rose at a time when GW Capital Management had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If GW Capital Management hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if GW Capital Management increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that GW Capital Management's use of currency management strategies will be advantageous to the Funds or that it will hedge at an appropriate time.

          Foreign Securities. Each Fund, except the Money Market Fund, may invest in foreign securities and securities issued by U.S. entities with substantial foreign operations in a manner consistent with its investment objective and policies. Such foreign investments may involve significant risks in addition to those risks normally associated with U.S. equity investments.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Most foreign securities in a Fund will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund's investments (even if the price of the investments is unchanged) and changes in the dollar value of a Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend, or between the time when a Fund accrues and pays an operating expense in U.S. dollars.

American Depository Receipts ("ADRs"), as well as other "hybrid" forms of ADRs including European depository Receipts and Global Depository Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificate are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.

Futures.  See "Futures and Options" below.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, except the Money Market Fund which may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Fund's net asset value. Under the supervision of the Board of Trustees, GW Capital Management determines the liquidity of portfolio securities and, through reports from GW Capital Management, the Board of Trustees monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional investors may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Trustees.

A Fund may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Lending of Portfolio Securities. Each Fund from time-to-time may lend its portfolio securities to brokers, dealers and financial institutions and receive as collateral cash, U.S. Treasury securities or other high-qualify, short-term securities which, at all times while the loan is outstanding, will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities, which will increase the current income of the Fund. Such loans will not have terms longer than 30 days and will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. Delays or losses could result if the borrower becomes bankrupt or defaults on its obligation to return the loaned securities.

Money Market Instruments and Temporary Investment Strategies. In addition to the Money Market Fund, the other Funds each may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in "money market instruments") as deemed appropriate by Capital management, or may invest any or all of their assets in money market instruments as deemed necessary by GW Capital Management for temporary defensive purposes.

The types of money market instruments in which the Funds may invest include, but are not limited to: (1) acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such bank (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (5) asset-backed securities; and (6) repurchase agreements.

Mortgage-Backed Securities. Mortgage backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Options.  See "Futures and Options" below.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the purchaser, reflecting an agreed upon market rate of interest for the period from the time of purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A purchaser will only enter into repurchase agreements with underlying securities consisting of securities of the U.S. government and its agencies and instrumentalities, certificates of deposit, commercial paper, bankers' acceptances, and other high-quality, short-term debt securities and will be entered only with counterparties approved pursuant to creditworthiness standards established by the Funds' board of trustees (the "Board of Trustees"). While investment in repurchase agreements may be made for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the Securities and Exchange Commission has taken the position that repurchase agreements of greater than 7 days are illiquid securities; accordingly, such repurchase agreements are subject to a Fund's policy regarding illiquid securities.

Although repurchase transactions usually do not impose market risks on the purchaser, the purchaser would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, the purchaser may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, the purchaser could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by the purchaser upon liquidation of the securities may be limited.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose credit-worthiness has been found satisfactory by GW Capital Management. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. The Funds currently do not intend to invest in reverse repurchase agreements within the coming year.

Stripped Treasury Securities. Each Fund may invest in zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.

Short Sales "Against the Box." If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still other are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Variable Amount Master Demand Notes. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities. These securities have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Funds to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, the Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if GW Capital Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the Fund's purchase commitments; likewise a Fund will segregate securities sold on a delayed-delivery basis.

Futures and Options

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, in completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain or security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at is current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, because a call writer gives up some ability to participate in security price increases.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

Asset Coverage for Futures and Options Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual Funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Limitations on Futures and Options Transactions. The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Funds can commit assets to initial margin deposits and option premiums. Accordingly, to the extent that a Fund may invest in futures contracts and options, a Fund may only enter into futures contract and option positions for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund. This limitation on a Fund's permissible investments in futures contracts and options is not a fundamental investment limitation and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to assets held to cover its options or futures positions could also be impaired.

                            INVESTMENT LIMITATIONS

Below is a description of certain limitations that constitute the Funds' fundamental policies, which means that they may not be changed with respect to any Fund without approval by vote of a majority of the outstanding voting shares of such Fund. For this purpose, "majority" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding share are represented or (ii) more than 50% of the outstanding shares.

Each Fund will not:

(1) Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; provided that with respect to the Money Market Fund there shall be no limitation on the purchase of U.S. government securities or of certificates of deposit and bankers' acceptances; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction.

(2) Purchase or sell interests in commodities, commodities contracts, oil, gas or other mineral exploration or development programs, or real estate, except that a Fund may purchase securities of issuers which invest or deal in any of the above; provided, however, that the Funds, except the Money Market Fund, may invest in futures contracts on financial indexes, foreign currency transactions and options on permissible futures contracts.

(3) (a) purchase any securities on margin, (b) make short sales of securities, or (c) maintain a short position, except that a Fund (i) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) other than the Money Market Fund, may make margin payments in connection with transactions in futures contracts and currency futures contracts and enter into permissible options transactions, and (iii) may make short sales against the box.

(4) Make loans, except as provided in limitation (5) below and except through the purchase of obligations in private placements (the purchase of publicly-traded obligations are not being considered the making of a loan) and through repurchase agreements.

(5) Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value at the time of the loan, provided that such loan shall be made in accordance with the guidelines set forth under "Lending of Portfolio Securities" in this Statement of Additional Information.

(6) Borrow, except that a Fund may borrow for temporary or emergency purposes. The Fund will not borrow unless immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings of the Fund. If such asset coverage falls below 300 percent, the Fund will within three days thereafter reduce the amount of its borrowings to an extent that the asset coverage of such borrowings will be at least 300 percent. Reverse repurchase agreements and other investments which are "covered" by a segregated account or an offsetting position in accordance with applicable SEC requirements ("covered investments") do not constitute borrowings for purposes of the 300% asset coverage requirement. The Fund will repay all borrowings in excess of 5% of its total assets before any additional investments are made. Covered investments will not be considered borrowings for purposes of applying the limitation on making additional investments when borrowings exceed 5% of total assets.

(7) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in limitation (6) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof. A Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities will exceed 10% of the value of the Fund's shares. This limitation shall not apply to segregated accounts.

(8) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(9) Issue senior securities. The issuance of more than one series or classes of shares of beneficial interest, obtaining of short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, the purchase or sale of permissible options and futures transactions (and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with a Fund's investment objectives and policies, and reverse repurchase agreements are not deemed to be issuances of senior securities.

Diversified Portfolio of Securities

Each Fund will operate as a diversified investment portfolio of the Trust, meaning that at least 75% of the value of its total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer is neither more than 5% of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer.

                            MANAGEMENT OF THE FUND

Investment Adviser

GW Capital Management, LLC(GW Capital Management), a Colorado corporation, located at 8515 East Orchard Road, Englewood, Colorado 80111, serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement dated December 5, 1997. GW Capital Management is a wholly-owned subsidiary of GWL&A, which is a wholly-owned subsidiary of The Great-West Life Assurance Company ("Great-West"), a Canadian stock life insurance company. Great-West is a 99.4% owned subsidiary of Great-West Lifeco Inc., which in turn is an 86.4% owned subsidiary of Power Financial Corporation, Montreal, Quebec. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation of Canada. Mr. Paul Desmarais, and his associates, a group of private holding companies, have voting control of Power Corporation of Canada.

Trustees and Officers

The trustees and executive officers of the Trust, their ages, position(s) with the Trust, and principal occupations during the past 5 years (or as otherwise indicated) are set forth below. The business address of each trustee and officer is 8515 East Orchard Road, Englewood, Colorado 80111 (unless otherwise indicated). Those trustees and officers who are "interested persons" (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Trust or GW Capital Management are indicated by an asterisk (*).

Rex Jennings (72), Trustee; President Emeritus, Denver Metro Chamber of Commerce

Richard P. Koeppe (65), Trustee; Retired Superintendent, Denver Public Schools.

*Douglas L. Wooden (40), Trustee; Senior Vice President, Financial Services of
                         GWL&A.

*James D. Motz (47), Trustee and President; Senior Vice President,
                         Employee Benefits, of GWL&A.

Sanford Zisman (57), Trustee; Attorney, Zisman & Ingraham, P.C.

*Glen R. Derback (45), Treasurer; Vice President, Financial Control, of GWL&A.

*Mark J. Pavlik (36), Controller, is Manager, Financial Control, of GWL&A.

*Beverly A. Byrne (41), Secretary, is Assistant Counsel and Assistant Secretary
                         of GWL&A.

Compensation

The Trust pays no salaries or compensation to any of its officers or Trustees affiliated with GW Capital Management or its affiliates. The chart below sets forth the annual fees paid or expected to be paid to the non-interested Trustees and certain other information.

                              R.P. Koeppe    R. Jennings         S. Zisman

Compensation
Received from the
Trust                         $8,000            $7,500            $8,000

Pension or
Retirement
Benefits Accrued as
Fund Expense*                 $0                $0                $0

Total Compensation
Received from the
Trust and All
Affiliated Funds*             $16,500           $16,000           $16,000



* As of October 31 , 1997 there were forty funds for which the Trustees serve as Trustees or Directors of which six are Funds of the Trust. The total compensation paid is comprised of the amount estimated to be paid during the Trust's current fiscal year by the Trust and all affiliated investment companies.

As of October 31, 1997, no person owns of record or beneficially 5% or more of the shares outstanding of the Trust or any Fund except GW Capital Management and its affiliates which owned 100% of the Funds' outstanding shares as of the date of this Statement of Additional Information. Therefore, GWL&A would be deemed to control each Fund as the term "control" is defined in the Investment Company Act of 1940. As of the date of this Statement of Additional Information, the trustees and officers of the Trust, as a group, owned of record or beneficially less than 1% of the outstanding share of each Fund.


Investment Advisory Agreement

The Investment Advisory Agreement became effective on December 5, 1997 and as amended effective March 1, 1998. As approved, the Agreement will remain in effect until December 4, 1998, and will continue in effect from year to year if approved annually by the Board of Trustees including the vote of a majority of the trustees who are not parties to the Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of each Fund. Any amendment to the Agreement becomes effective with respect to a Fund upon approval by vote of a majority of the voting securities of the Fund. The agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund or by GW Capital Management, each on 60 days notice to the other party.

The Investment Advisory Agreement provides that GW Capital Management, subject to the direction of the Board of Trustees, is responsible for selecting the Funds' investments and for managing their business affairs. GW Capital Management provides the Funds' portfolio managers who consider analyses from various sources, make the necessary investment decisions, and effect transactions accordingly. GW Capital Management also performs certain administrative and management services for the Fund and provides all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement.

The Investment Advisory Agreement provides that GW Capital Management shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Management Fees

Each Fund pays a management fee to GW Capital Management for managing its investments and business affairs. GW Capital Management is paid monthly at an annual rate of a Fund's average net assets according to the following schedule.

                                 MANAGEMENT FEE
                     (as a percentage of average net assets)
                                             -------------------

Money Market Fund                                    0.20%
Preferred Stock Fund                                 0.90%
Index 600 Fund                                       0.60%
Index 500 Fund                                       0.60%
Index Pacific Fund                                   1.00%
Index European Fund                                  1.00%
Value Fund                                           1.00%

For the period February 3, 1997 to October 31, 1997, the Investment Adviser was paid a fee for its services as follows: Money Market $4,526; Preferred Stock $27,298; Index 600 $21,804; Index 500 $53,983; Index Pacific $198,749; and,
Index European $219,272.

Sub-Adviser

CIC Management, Inc. serves as the sub-adviser to the Value Fund pursuant to a sub-advisory agreement dated March 1, 1998. CIC is a 100% employee owned and managed firm, registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. It is a California corporation with its principal business address at 707 Wilshire Boulevard, 55th Floor, Los Angeles, California 90017.

The Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Value Fund. Subject to review and supervision by the Investment Adviser and the Board of Trustees, the Sub-Adviser is responsible for the actual management of the Value Fund and for making decisions to buy, sell or hold any particular securities. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its employees and officers connected with the investment and economic research, trading and investment management for the Value Fund.

Sub-Advisory Fees

The method of computing the sub-advisory fees is fully described in the Prospectus.

Expenses of the Funds

In addition to the management fees paid to GW Capital Management, the Trust pays certain other costs including, but not limited to, (a) brokerage commissions;
(b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Funds; (c) interest charges on borrowing; (d) fees and expenses of registering the shares of the Funds under the applicable federal securities laws and of qualifying shares of the Fund under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications; (e) expenses of printing and distributing the Funds' prospectus and other reports to shareholders; (f) costs of proxy solicitations; (g) transfer agent fees; (h) charges and expenses of the Trust's custodian; (i) compensation and expenses of the "independent" trustees; and (j) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligations of the Trust to indemnify its trustees and officers with respect thereto.

Subject to revision, GW Capital Management has voluntarily agreed to reimburse the Index Pacific Fund, the Index European Fund, and the Money Market Fund to the extent that total operating expenses, but excluding interest, taxes, brokerage commissions, and extraordinary expenses, exceed 1.20%, 1.20%, and 0.46%, respectively, of average net assets.


                            PORTFOLIO TRANSACTIONS

Subject to the direction of the Board of Trustees, GW Capital Management is primarily responsible for placement of Funds' portfolio transactions. GW Capital Management has no obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Trust to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While GW Capital Management generally will seek reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated transactions in the United States. Prices for over-the-counter transactions usually include an undisclosed commission or "mark-up" that is retained by the broker or dealer effecting the trade. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission which is paid by the issuer to the underwriter or dealer. Transactions in U.S. government securities occur usually through issuers and underwriters of and major dealers in such securities, acting as principals. These transactions are normally made on a net basis and do not involve payment of brokerage commissions.

In placing portfolio transactions, GW Capital Management may give consideration to brokers or dealers which provide supplemental investment research, in addition to such research obtained for a flat fee, and pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may charge for the same transaction. Such supplemental research ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by GW Capital Management. The expenses of GW Capital Management will not necessarily be reduced as a result of the receipt of such supplemental information. GW Capital Management may use any supplemental investment research obtained for the benefit of the Funds in providing investment advice to its other investment advisory accounts, and may use such information in managing its own accounts. Conversely, such supplemental information obtained by the placement of business for GW Capital Management will be considered by and may be useful to GW Capital Management in carrying out its obligations to the Trust.

If in the best interests of both one or more Funds and other client accounts of GW Capital Management, GW Capital Management may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution. When this occurs, GW Capital Management will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, GW Capital Management may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Funds and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Funds, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.

Portfolio Turnover

The turnover rate for each Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Fund during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Fund may be disposed of when appropriate in GW Capital Management's judgment.

With respect to any Fund, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Fund and, thus, indirectly by its shareholders. Higher portfolio turnover may also increase a shareholder's current tax liability for capital gains by increasing the level of capital gains realized by a Fund.

Based upon the formula for calculating the portfolio turnover rate, as stated above, the annualized portfolio turnover rate for each Fund (other than the Money Market Fund) in 1997 is as follows:

Fund                                1997
----                                ----
Preferred Stock Fund                10.05%
Index 600 Fund                      21.58%
Index 500 Fund                       0.45%
Index Pacific Fund                   0.04%
Index European Fund                  5.69%


Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary from year to year, the portfolio turnover rate of the Value Fund is not expected to exceed 100% in the coming year.

                       VALUATION OF PORTFOLIO SECURITIES

The net asset value of each Fund is determined in the manner described in the Prospectus. Securities held by each Fund other than the Money Market Fund will be valued as follows: portfolio securities which are traded on stock exchanges are valued at the last sale price on the principal exchange as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between the bid and asked prices. Securities traded in the over-the-counter market and included in the National Market System are valued at the mean between the bid and asked prices which may be based on the valuations furnished by a pricing service or from independent securities dealers. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under procedures or guidelines established by the Board of Trustees, including valuations furnished by pricing services retained by GW Capital Management.

The net asset value per share of the Money Market Fund is determined by using the amortized cost method of valuing its portfolio instruments. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued daily as income over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the Fund's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized costs may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. For all Funds, securities with remaining maturities of not more than 60 days are valued at amortized cost, which approximates market value.

The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The Board of Trustees periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the Board of Trustees will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or if not available, at fair market value as determined in good faith by the Board of Trustees, and in kind redemption of portfolio securities (considered highly unlikely by management of the Trust).

                            INVESTMENT PERFORMANCE

The Funds may quote measure of investment performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicated future returns.

Money Market Fund

In accordance with regulations prescribed by the SEC, the Trust is required to compute the Money Market Fund's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

The SEC also permits the Trust to disclose the effective yield of the Money Market Fund for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the annualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Fund, the types and quality of portfolio securities held by the Fund, and its operating expenses.

Other Funds

Standardized Average Annual Total Return Quotations. Average annual total return quotations for shares of a Fund are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

      P(I+T)n = ERV

Where:      P     =     a hypothetical initial payment of $1,000

            T     =     average annual total return

            n     =     number of years

            ERV = ending redeemable value of the hypothetical $ 1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

One of the primary methods used to measure performance is "total return." Total return will normally represent the percentage change in value of a Fund, or of a hypothetical investment in a Fund, over any period up to the lifetime of the Fund. Unless otherwise indicated, total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short- term capital gain actually earned by the Fund during the month.

Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

Standardized Yield Quotations. The yield of a Fund is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share on the last day of such base period in accordance with the following formula:

      2[( a - b + 1 )6 - 1 ]
          (cd)

Where:      a =   net investment income earned during the period

            b =   net expenses accrued for the period

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends

            d =   the maximum offering price per share

Net investment income will be determined in accordance with rules established by the SEC.

Performance Comparisons

Performance information contained in reports to shareholders, advertisement, and other promotional materials may be compared to that of various unmanaged indexes. These indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating expenses.

Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morning Star, Inc., and advertisements presenting a Fund's the historical performance, may form time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or any other media on behalf of the Funds.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each Fund is open for business and its net asset value per share is calculated each day that the New York Stock Exchange ("NYSE") is open for trading. The Funds anticipates that the NYSE will be closed for trading on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Though it is expected that the same holiday schedule will be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the Funds will not process wire purchase and redemptions on days when the Federal Reserve Wire System is closed, and may be unable to do so during periods of severe weather or other emergency conditions.

Payment to shareholders for shares redeemed, that is sold back to a Fund, will be made within seven days after receipt by the Transfer Agent of a request for redemption in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment for more than seven days (a) for any period (i) during which the New York Stock Exchange ("NYSE") is closed other than customary week-end and holiday closings or (ii) during which trading on the NYSE is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders.

If a Fund is requested to redeem shares for which it has not yet received good payment, the Fund may delay the payment of redemption proceeds until such time as it has received good funds for the purchase of the shares being redeemed.

The value of shares redeemed may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of any Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each of the Funds will seek to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund will not be subject federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Each Fund will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Fund made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Fund's principal business of investing in stock and securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, currencies (the "Income Requirement").

Certain debt securities purchased by a Fund (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for Federal income tax purposes. Whether or not a Fund actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

In addition, a Fund may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security and the date on which it was issued. For a debt security issued after July 18, 1984 having a fixed maturity date or more than six months from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects for all its debt securities having a fixed maturity date or more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security issued on or before July 18, 1984 (unless a Fund makes the election to include market discount in income currently), or any debt security having a fixed maturity date of not more than six months from the date of issue, the gain realized on disposition will be characterized as long-term or short-term capital gain depending on the period a Fund held the security. A Fund may be required to capitalize, rather than deduct currently, part of all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless such Fund makes the election to include market discount in income currently).

At the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets must consist of cash or cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test").

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the Fund. In such event, such distributions generally will be eligible for the dividends-received deductions in the case of corporate shareholders.

If a Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.

If a Fund determines that the Fund will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

U.S. Treasury regulations may permit a regulated investment company, in determining its investment company taxable income and undistributed net capital for any taxable year, to treat any capital loss incurred after October 31 as if it had been incurred in the succeeding year. For purposes of the excise tax, a regulated investment company may: (I) reduce its capital gain net income by the amount of any net ordinary loss for any calendar year; and (ii) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will generally not qualify for the 70% dividends-received deduction for corporations.

A Fund may either retain or distribute to shareholders the Fund's net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his or her shares. Conversely, if a Fund elects to retain net capital gain, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the then current applicable corporate tax rate. If a Fund elects to retain its net capital gain, it is expected the Fund will also elect to have shareholders treated as having received a distribution of such gain, with the result that the shareholders will be required to report their respective shares of such gain on their returns as long-term capital gain, will receive a refundable tax credit for their allocable share of tax paid by the Fund on the gain, and will increase the tax basis for their shares by an amount equal to the deemed distribution less the tax credit.

Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those purchasing just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and will reduce) the shareholder's tax basis in his or her shares; any excess will be treated as gain from the sale of his or her shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, distributions declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Fund) on December 31, of such calendar year if such distributions are actually made in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Sale or Redemption of Fund Shares

A shareholder will recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than 18 months. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, special holding period rules provided in Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. For shareholders who are individuals, long term capital gains (those arising from sales of assets held for more than 18 months) are currently taxed at rates of 10-20%; mid-term gains (those arising from sales of assets for more than 12 months) are currently taxed at the same rate as the individual's ordinary income, subject to a maximum rate of 28 percent and the deduction of capital losses is subject to limitation. Each January, the Fund will provide to each investor and to the IRS a statement showing the tax characterization of distributions paid during the prior year.

Backup Withholding

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Each Fund also reserves the right to close accounts that fail to provide a certified tax identification number, by redeeming such accounts in full at the current net asset value.

Foreign Shareholders

The U.S. federal income taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income for a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate, if applicable) upon the gross amount of the dividend. Such foreign shareholders generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and on capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by the foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 20% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investments in the Funds.

                               OTHER INFORMATION

Organization of the Trust

The Trust is an open-end management investment company organized as a Delaware business trust on July 23, 1996. The Trust has authorized capital of an unlimited number of shares of beneficial interest in the Trust. Shares may be issued in one or more series of shares, and each series may be issued in one or more classes of shares. Presently, each Fund represents a separate series of shares. The Trust may establish additional series or classes in the future.

The assets of the Trust received for the sale of shares of a Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of a Fund are accounted for separately on the books of the Trust, and are to be charged with the liabilities with respect to such Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated between the Funds in a manner deemed to be fair and equitable by the Board of Trustees. In the event of dissolution or liquidation of a Fund, the Board of Trustees will distribute the remaining proceeds or assets of the Fund ratably among its shareholders.

Shareholder and Trustee Liability

Shareholders of a business trust such as the Trust may, under certain circumstance, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that every note, bond, contract or other undertaking entered into or executed by the Trust or the trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Fund's assets of any shareholders held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In addition, under Delaware law, shareholders of the Funds are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. In view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the trustees will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects the trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Voting Rights

The shares of the Funds have no preemptive or conversion rights. Voting and dividends rights, the right or redemption, and exchange privileges are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or any Fund may, as set forth in the Declaration of Trust, call meetings of the Trust or a Fund for any purpose related to the Trust or Fund, as the case may be, including in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more trustees. The Trust or any Fund may be terminated upon the sale of its assets to another investment company (as defined in the Investment Company Act of 1940, as amended), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or the Fund. If not so terminated, the Trust or the Fund will continue indefinitely.

Custodian

The Bank of New York, One Wall Street, New York, New York 10286, is custodian of the Funds' assets. The custodian is responsible for the safekeeping of a Fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. However, a Fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

Independent Public Accountant

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Funds' independent public accountant. Deloitte & Touche LLP examines financial statements for the Funds and provides other audit, tax, and related services.

                             FINANCIAL STATEMENTS

The Trust's and each Fund's audited financial statements as of October 31, 1997, together with the notes thereto and the report of Deloitte & Touche LLP are attached to this Statement of Additional Information.

                              Price Make-up Sheet
                           Orchard Money Market Fund

                                         Period
                                         Ended         Per Share Amount
                                         10/31/97
Undistributed Net Investment Income -
Beginning of Year
                                             0
Dividend Income                              0
Ordinary Income                          121,136
Operational Expenses                     (10,409)
                                         --------
Net Investment Income                    110,727
Dividend Distribution - End of Year      (110,727)
                                         ---------
Undistributed Net Investment Income -
End of Year
                                             0
Net Short-Term Realized Gain (Loss) on
Investments - Beginning of Year
                                             0
Net Short-Term Realized Gain (Loss) on
Investments - End of Year
                                             0
Distribution from Net Short-Term Gain
Accumulated Undistributed Net
Short-Term Realized Gain (Loss) on
Investment                                   0
Net Long-Term Realized Gain (Loss) on
Investments - Beginning of Year
Net Long-Term Realized Gain (Loss) on
Investments - End of Year
                                             0
Distribution from Net Long-Term
Realized Gain
Accumulated Undistributed Net
Long-Term Realized Gain (Loss) on
Investment                                   0
Net Unrealized Appreciation
(Depreciation) on Investments
                                             0
Capital Stock at Par                     3,110,727          1.0000
Additional Paid-in Capital                   0              0.0000
                                                            ------
Net Assets                               3,110,727          1.0000
                                         ---------          ------
Shares Outstanding                       3,110,727

                              Price Make-up Sheet
                         Orchard Preferred Stock Fund

                                         Period
                                         Ended       Per Share Amount
                                         10/31/97
Undistributed Net Investment Income -
Beginning of Year
                                             0
Dividend Income                           205,885
Ordinary Income                             5,953
Operational Expenses                      (27,297)
                                          --------
Net Investment Income                     184,541
Dividend Distribution - End of Year      (184,541)
                                         ---------
Undistributed Net Investment Income -
End of Year
                                             0
Net Short-Term Realized Gain (Loss) on
Investments - Beginning of Year
                                          (8,998)
Net Short-Term Realized Gain (Loss) on
Investments - End of Year
                                             0
Distribution from Net Short-Term Gain        0
Accumulated Undistributed Net
Short-Term Realized Gain (Loss) on
Investment                                (8,998)          (0.0215)
                                          -------          --------
Net Long-Term Realized Gain (Loss) on
Investments - Beginning of Year
                                             0
Net Long-Term Realized Gain (Loss) on
Investments - End of Year
                                             0
Distribution from Net Long-Term              0
Realized Gain
Accumulated Undistributed Net
Long-Term Realized Gain (Loss) on
Investment                                   0
Net Unrealized Appreciation                66,221           0.1583
(Depreciation) on Investments
Capital Stock at Par                     4,184,863         10.0004
Additional Paid-in Capital                   0              0.0000
                                                     -      ------
Net Assets                               4,242,086         10.1372
                                         ---------         -------
Shares Outstanding                        418,466

                              Price Make-up Sheet
                            Orchard Index 500 Fund

                                         Period
                                         Ended       Per Share Amount
                                         10/31/97
Undistributed Net Investment Income -
Beginning of Year
                                             0
Dividend Income                           266,932
Ordinary Income                            2,613
Operational Expenses                      (53,983)
                                          --------
Net Investment Income                     215,562
Dividend Distribution - End of Year      (215,562)
                                         ---------
Undistributed Net Investment Income -
End of Year
                                             0
Net Short-Term Realized Gain (Loss) on
Investments - Beginning of Year
                                             0
Net Short-Term Realized Gain (Loss) on
Investments - End of Year
                                          (1,000)
Distribution from Net Short-Term Gain        0
Accumulated Undistributed Net
Short-Term Realized Gain (Loss) on
Investment                                (1,000)          (0.0000)
                                                           --------
Net Long-Term Realized Gain (Loss) on
Investments - Beginning of Year
                                             0
Net Long-Term Realized Gain (Loss) on
Investments - End of Year
                                             0
Distribution from Net Long-Term              0
Realized Gain
Accumulated Undistributed Net
Long-Term Realized Gain (Loss) on
Investment                                   0
Net Unrealized Appreciation              (13,691,428)      (0.3248)
(Depreciation) on Investments
Capital Stock at Par                     506,558,760       12.0184
Additional Paid-in Capital                   0              0.0000
                                                     -      ------
Net Assets                               492,866,332       11.6936
                                         -----------       -------
Shares Outstanding                       42,148,295

                              Price Make-up Sheet
                            Orchard Index 600 Fund

                                         Period
                                         Ended       Per Share Amount
                                         10/31/97
Undistributed Net Investment Income -
Beginning of Year
                                             0
Dividend Income                            29,963
Ordinary Income                            2,554
Operational Expenses                      (21,804)
                                          --------
Net Investment Income                      10,713
Dividend Distribution - End of Year       (10,713)
                                          --------
Undistributed Net Investment Income -
End of Year
                                             0
Net Short-Term Realized Gain (Loss) on
Investments - Beginning of Year
                                             0
Net Short-Term Realized Gain (Loss) on
Investments - End of Year
                                          147,248
Distribution from Net Short-Term Gain        0
Accumulated Undistributed Net
Short-Term Realized Gain (Loss) on
Investment                                147,248           0.3262
                                          -------           ------
Net Long-Term Realized Gain (Loss) on
Investments - Beginning of Year
                                             0
Net Long-Term Realized Gain (Loss) on
Investments - End of Year
                                             0
Distribution from Net Long-Term              0
Realized Gain
Accumulated Undistributed Net
Long-Term Realized Gain (Loss) on
Investment                                   0
Net Unrealized Appreciation               807,573           1.7893
(Depreciation) on Investments
Capital Stock at Par                     4,515,098         10.0036
Additional Paid-in Capital                   0              0.0000
                                                     -      ------
Net Assets                               5,469,919         12.1191
                                         ---------         -------
Shares Outstanding                        451,349

                              Price Make-up Sheet
                          Orchard Index Pacific Fund

                                         Period
                                         Ended       Per Share Amount
                                         10/31/97
Undistributed Net Investment Income -
Beginning of Year
                                             0
Dividend Income                           245,002
Ordinary Income                            78,232
Operational Expenses                     (238,499)
                                         ---------
Net Investment Income                      84,735
Dividend Distribution - End of Year       (84,735)
                                          --------
Undistributed Net Investment Income -
End of Year
                                             0
Net Short-Term Realized Gain (Loss) on
Investments - Beginning of Year
                                             0
Net Short-Term Realized Gain (Loss) on
Investments - End of Year
                                            (1)
Distribution from Net Short-Term Gain        0
Accumulated Undistributed Net
Short-Term Realized Gain (Loss) on
Investment                                  (1)
Net Long-Term Realized Gain (Loss) on
Investments - Beginning of Year
                                             0
Net Long-Term Realized Gain (Loss) on
Investments - End of Year
                                             0
Distribution from Net Long-Term              0
Realized Gain
Accumulated Undistributed Net
Long-Term Realized Gain (Loss) on
Investment                                   0
Net Unrealized Appreciation              (11,498,520)      (2.2113)
(Depreciation) on Investments
Capital Stock at Par                     59,943,452        11.5280
Additional Paid-in Capital                   0              0.0000
                                                     -      ------
Net Assets                               48,444,931         9.3167
                                         ----------  -      ------
Shares Outstanding                       5,199,803

                              Price Make-up Sheet
                          Orchard Index European Fund

                                         Period
                                         Ended       Per Share Amount
                                         10/31/97
Undistributed Net Investment Income -
Beginning of Year
                                             0
Dividend Income                           393,856
Ordinary Income                            52,427
Operational Expenses                     (263,126)
                                         ---------
Net Investment Income                     183,157
Dividend Distribution - End of Year      (183,157)
                                         ---------
Undistributed Net Investment Income -
End of Year
                                             0
Net Short-Term Realized Gain (Loss) on
Investments - Beginning of Year
                                             0
Net Short-Term Realized Gain (Loss) on
Investments - End of Year
                                           8,353
Distribution from Net Short-Term Gain        0
Accumulated Undistributed Net
Short-Term Realized Gain (Loss) on
Investment                                 8,353            0.0016
                                           -----     -      ------
Net Long-Term Realized Gain (Loss) on
Investments - Beginning of Year
                                             0
Net Long-Term Realized Gain (Loss) on
Investments - End of Year
                                             0
Distribution from Net Long-Term              0
Realized Gain
Accumulated Undistributed Net
Long-Term Realized Gain (Loss) on
Investment                                   0
Net Unrealized Appreciation              1,330,040          0.2486
(Depreciation) on Investments
Capital Stock at Par                     60,809,185        11.3645
Additional Paid-in Capital                   0              0.0000
                                                     -      ------
Net Assets                               62,147,578        11.6147
                                         ----------        -------
Shares Outstanding                       5,350,769

                                   APPENDIX


Corporate Bond Ratings by Moody's Investors Service, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B - Bonds where are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Corporate Bond Ratings by Standard & Poor's Corporation


AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.

BB, B, CCC, and CC - Standard & Poor's describes the BB, B, CCC and CC rated issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings by Moody's Investors Service, Inc.

Prime-1 - Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Prime-2 - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

Prime-3  -  Issuers  in the  Commercial  Paper  market  rated  Prime-3  have  an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Commercial Paper Ratings by Standard & Poor's Corporation

A - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - Capacity for timely payment for issuers with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 - Issuers carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.




                           THE ORCHARD SERIES FUND

                 Financial  Statements  and Financial  Highlights for the Period
            February 3, 1997 (Inception) to October 31, 1997

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Orchard Series Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Orchard Index 500 Fund, Orchard Index 600 Fund, Orchard Index European Fund, Orchard Index Pacific Fund, Orchard Money Market Fund, and Orchard Preferred Stock Fund, portfolios of Orchard Series Fund, as of October 31, 1997, the related statements of operations, and the statements of changes in net assets and financial highlights for the period indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Orchard Index 500 Fund, Orchard Index 600 Fund, Orchard Index European Fund, Orchard Index Pacific Fund, Orchard Money Market Fund, and Orchard Preferred Stock Fund, portfolios of Orchard Series Fund, at October 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.







December 5, 1997


THE ORCHARD SERIES FUND

STATEMENTS OF ASSETS AND
LIABILITIES
OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------------

                                        ORCHARD     ORCHARD      ORCHARD       ORCHARD      ORCHARD       ORCHARD
                                       INDEX 500   INDEX 600      INDEX       INDEX          MONEY       PREFERRED
                                                                 EUROPEAN      PACIFIC      MARKET
                                          FUND       FUND          FUND         FUND         FUND        STOCK FUND
                                       ----------  ----------  -------------  ----------  ------------  -------------
ASSETS:
Investments at value:
    Short-term investments           $ 1,095,658             $ 2,556,202    $ 3,236,625 $ 3,034,517
    Common stocks                      491,923,17$ 5,424,843   59,131,836     44,745,833
    Preferred stocks                                            352,427                               $ 4,202,664

                                       ----------
                                                   ----------  -------------  ----------  ------------  -------------
   Total investments (cost
   $506,710,257; $4,617,270;           493,018,829 5,424,843   62,040,465     47,982,458  3,034,517     4,202,664
   $60,710,425; $59,480,978;
   $3,034,517; $4,136,443)


Cash                                    704,375      29,492     674,288        608,129      71,105        35,168
Dividends and interest receivable       206,951       1,762      85,056        148,816       6,315         7,447
Subscriptions receivable                                 26                                                   26
Receivables for investments sold                     20,210
                                       ----------  ----------  -------------  ----------  ------------  -------------

       Total assets                    493,930,155 5,476,333   62,799,809     48,739,403  3,111,937     4,245,305
                                       ----------  ----------  -------------  ----------  ------------  -------------

LIABILITIES:
  Dividend payable
  Due to GW Capital Management           34,555       2,919      64,906         53,551       1,210         3,219
  Redemptions payable                   336,286                  43,305         57,438
  Payables for investments purchased    692,982       3,495     544,020        183,483
                                       ----------  ----------  -------------  ----------  ------------  -------------

        Total liabilities              1,063,823      6,414     652,231        294,472       1,210         3,219
                                       ----------  ----------  -------------  ----------  ------------  -------------

NET ASSETS                           $ 492,866,33$ 5,469,919 $ 62,147,578   $ 48,444,931$ 3,110,727   $ 4,242,086
                                       ==========  ==========  =============  ==========  ============  =============

NET ASSETS REPRESENTED BY:
  Capital stock, no par value        $ 506,558,76$ 4,515,098 $ 60,809,185   $ 59,943,452$ 3,110,727   $ 4,184,863
  Net unrealized appreciation          (13,691,428) 807,573     186,821       (9,136,965)                 66,221
(depreciation) on investments
  Accumulated net short-term             (1,000)    147,248       8,353             (1)                   (8,998)
realized gain (loss) on investments
  Net unrealized appreciation
(depreciation) on translation of
     assets and liabilities                                    1,143,219      (2,361,555)
denominated in foreign currencies
                                       ----------  ----------  -------------  ----------  ------------  -------------

NET ASSETS                           $ 492,866,33$ 5,469,919 $ 62,147,578   $ 48,444,931$ 3,110,727   $ 4,242,086
                                       ==========  ==========  =============  ==========  ============  =============

NET ASSET VALUE PER OUTSTANDING      $    11.6936$    12.1191$    11.6147   $     9.3167$     1.0000  $    10.1372
SHARE
                                       ==========  ==========  =============  ==========  ============  =============

SHARES OF CAPITAL STOCK OUTSTANDING:   42,148,295   451,349    5,350,769      5,199,803   3,110,727      418,466

See notes to financial statements.

THE ORCHARD SERIES FUND

STATEMENTS OF OPERATIONS
FOR THE PERIOD FEBRUARY 3, 1997 (INCEPTION) TO OCTOBER 31, 1997
----------------------------------------------------------------------------------------------------------------------

                                               ORCHARD   ORCHARD     ORCHARD       ORCHARD      ORCHARD      ORCHARD
                                               INDEX     INDEX        INDEX         INDEX     MONEY MARKET  PREFERRED
                                                 500       600       EUROPEAN      PACIFIC
                                                 FUND      FUND        FUND         FUND          FUND     STOCK FUND
                                               --------- --------- ------------  -----------  ------------ -----------
INVESTMENT INCOME:

    Interest                                    $ 2,613   $ 2,554    $ 52,427     $  78,232    $121,136    $  5,953
    Dividends                                   267,224    29,971     457,051       253,874                 205,885
    Less:  Foreign withholding tax                 (292)       (8)    (63,195)       (8,872)
                                               --------- --------- ------------  -----------  ------------ -----------

        Total income                            269,545    32,517     446,283       323,234      121,136    211,838
                                               --------- --------- ------------  -----------  ------------ -----------

EXPENSES:
    Salaries                                                            1,440         1,440        1,440
    Legal and SEC fees                                                  1,105           978          125
    Directors' fees                                                       436           386           49
    Audit fees                                                         10,248        10,252        4,219
    Investment administration                                          90,537        90,538       22,635
    Bank and custodial fees                                            37,780        32,811        1,613
    Other expenses                                                     24,335        24,282          457
    Management fee                               53,983    21,804     219,272       198,749        4,526     27,297
                                               --------- --------- ------------  -----------  ------------ -----------

       Total expenses                            53,983    21,804     385,153       359,436       35,064     27,297

Less amount paid by GW Capital Management                             122,027       120,937       24,655
                                               --------- --------- ------------  -----------  ------------ -----------

        Net expenses                             53,983    21,804     263,126       238,499       10,409     27,297
                                               --------- --------- ------------  -----------  ------------ -----------

NET INVESTMENT INCOME                           215,562    10,713     183,157        84,735      110,727    184,541
                                               --------- --------- ------------  -----------  ------------ -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net short-term realized gain (loss) on         (1,000)  147,248       8,353            (1)                 (8,998)
investments
  Change in net unrealized appreciation      (13,691,428) 807,573     186,821    (9,136,965)                 66,221
(depreciation) on investments
  Change in net unrealized appreciation
(depreciation) on translation of
    assets and liabilities denominated in                           1,143,219    (2,361,555)
foreign currencies
                                               --------- --------- ------------  -----------  ------------ -----------

       Net change in realized and unrealized
appreciation (depreciation) on               (13,692,428)  954,821   1,338,393    (11,498,521)                57,223
        investments
                                               --------- --------- ------------  -----------  ------------ -----------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING
FROM OPERATIONS                              (13,476,866) $965,534 $ 1,521,550  $ (11,413,786) $  110,727  $ 241,764
                                               ========= ========= ============  ===========  ============ ===========




See notes to financial statements

THE ORCHARD SERIES FUND

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FEBRUARY 3, 1997 (INCEPTION) TO OCTOBER 31, 1997
----------------------------------------------------------------------------------------------------------------------
                                          ORCHARD     ORCHARD      ORCHARD       ORCHARD      ORCHARD      ORCHARD
                                         INDEX 500   INDEX 600      INDEX         INDEX     MONEY MARKET  PREFERRED
                                                                  EUROPEAN       PACIFIC
                                            FUND        FUND        FUND          FUND          FUND      STOCK FUND
                                         ----------- ----------  -----------    -----------  ----------  ------------

INCREASE IN  NET ASSETS:

OPERATIONS:
  Net investment income                    215,562      10,713     183,157   $     84,735    110,727       184,541
  Net short-term realized gain (loss)       (1,000)    147,248       8,353            (1)                  (8,998)
on investments
  Change in net unrealized               (13,691,428)  807,573     186,821     (9,136,965)                 66,221
appreciation (depreciation) on
investments
  Change in net unrealized
appreciation (depreciation) on                                   1,143,219     (2,361,555)
translation
   of assets and liabilities
denominated in foreign currencies
                                         ----------- ----------- ------------  ------------ ------------- -----------

  Net increase (decrease) in net         (13,476,866)  965,534   1,521,550     (11,413,786)  110,727       241,764
assets resulting from operations
                                         ----------- ----------- ------------  ------------ ------------- -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income              (215,562)    (10,713)   (183,157)       (84,735)  (110,727)      (184,541)
                                         ----------- ----------- ------------  ------------ ------------- -----------

      Total distributions                 (215,562)    (10,713)   (183,157)       (84,735)  (110,727)
                                                                                                           (184,541)
                                         ----------- ----------- ------------  ------------ ------------- -----------

SHARE TRANSACTIONS:
  Net proceeds from sales of shares      506,935,891 4,504,385   61,503,150    60,643,718   3,000,000      4,000,322
  Reinvestment of distributions            215,562      10,713     183,157         84,735    110,727       184,541
  Cost of shares redeemed                 (592,693)               (877,122)      (785,001)
                                         ----------- ----------- ------------  ------------ ------------- -----------
    Net increase in net assets
resulting from
    share transactions                   506,558,760 4,515,098   60,809,185    59,943,452   3,110,727      4,184,863
                                         ----------- ----------- ------------  ------------ ------------- -----------

      Total increase in net assets       492,866,332 5,469,919   62,147,578    48,444,931   3,110,727      4,242,086
                                         ----------- ----------- ------------  ------------ ------------- -----------

NET ASSETS:
  Beginning of period                            0           0           0              0          0       0
                                         =========== =========== ============  ============ ============= ===========
  End of period                          492,866,332   5,469,919   62,147,578  $ 48,444,931   3,110,727      4,242,086
                                         =========== =========== ============  ============ ============= ===========

OTHER INFORMATION:

SHARES:
  Sold                                   42,180,500    450,337   5,408,490     5,262,973    3,000,000      400,031
  Issued in reinvestment of                 18,642       1,012      15,769         9,095     110,727       18,435
distributions
  Redeemed                                 (50,847)                (73,490)      (72,265)
                                         ----------- ----------- ------------  ------------ ------------- -----------

  Net increase                           42,148,295    451,349   5,350,769     5,199,803    3,110,727      418,466
                                         =========== =========== ============  ============ ============= ===========

See notes to financial statements.

THE ORCHARD SERIES FUND

ORCHARD INDEX 500 FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for a share of capital stock of the fund for the period February 3, 1997 (inception) to October 31, 1997 is as follows:


Net Asset Value, Beginning of Period             10.0000

Income From Investment Operations

Net investment income                             0.0388

Net realized and unrealized gain                  1.6936
                                            -------------

Total Income From Investment Operations           1.7324

Less Distributions

From net investment income                       (0.0388)
                                            -------------

Total Distributions                              (0.0388)
                                            -------------

Net Asset Value, End of Period                   11.6936
                                            =============

Total Return                                     17.38%

Net Assets, End of Period                   492,866,332

Average Commission Rate Paid Per Share            0.0318
Bought or Sold

Ratio of Expenses to Average Net Assets           0.60%*

Ratio of Net Investment Income to Average         1.67%*
Net Assets

Portfolio Turnover Rate                           0.45%





*Annualized

                                                                   (Continued)

THE ORCHARD SERIES FUND

ORCHARD INDEX 600 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock of the fund for the period February 3, 1997 (inception) to October 31, 1997 is as follows:


Net Asset Value, Beginning of Period             10.0000

Income From Investment Operations

Net investment income                             0.0238

Net realized and unrealized gain                  2.1191
                                            -------------

Total Income From Investment Operations           2.1429

Less Distributions

From net investment income                       (0.0238)
                                            -------------

Total Distributions                              (0.0238)
                                            -------------

Net Asset Value, End of Period                   12.1191

Total Return                                     21.46%

Net Assets, End of Period                     5,469,919

Average Commission Rate Paid Per Share            0.0345
Bought or Sold

Ratio of Expenses to Average Net Assets           0.60%*

Ratio of Net Investment Income to Average         0.30%*
Net Assets

Portfolio Turnover Rate                          21.58%


*Annualized


                                                                (Continued)

THE ORCHARD SERIES FUND

ORCHARD INDEX EUROPEAN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock of the fund for the period February 3, 1997 (inception) to October 31, 1997 is as follows:


Net Asset Value, Beginning of Period             10.0000

Income From Investment Operations

Net investment income                             0.0343

Net realized and unrealized gain                  1.6147
                                            -------------

Total Income From Investment Operations           1.6490

Less Distributions

From net investment income                       (0.0343)
                                            -------------

Total Distributions                              (0.0343)
                                            -------------

Net Asset Value, End of Period                   11.6147
                                            =============

Total Return                                     16.47%

Net Assets, End of Period                    62,147,578

Average Commission Rate Paid Per Share            0.0639
Bought or Sold

Ratio of Expenses to Average Net Assets           1.20%*

Ratio of Net Investment Income to Average         0.83%*
Net Assets

Portfolio Turnover Rate                           5.69%


*Annualized


                                                                  (Continued)

THE ORCHARD SERIES FUND

ORCHARD INDEX PACIFIC FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock of the fund for the period February 3, 1997 (inception) to October 31, 1997 is as follows:


Net Asset Value, Beginning of Period             10.0000
Income From Investment Operations

Net investment income                             0.0163

Net realized and unrealized (loss)               (0.6833)
                                            --------------

Total (Loss) From Investment Operations          (0.6670)

Less Distributions

From net investment income                       (0.0163)
                                            --------------

Total Distributions                              (0.0163)
                                            --------------

Net Asset Value, End of Period                    9.3167
                                            ==============

Total Return                                     (6.67%)

Net Assets, End of Period                    48,444,931

Average Commission Rate Paid Per Share            0.0093

Ratio of Expenses to Average Net Assets           1.20%*

Ratio of Net Investment Income to Average         0.42%*
Net Assets

Portfolio Turnover Rate                           0.04%


*Annualized


                                                                    (Continued)

THE ORCHARD SERIES FUND

ORCHARD MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock of the fund for the period February 3, 1997 (inception) to October 31, 1997 is as follows:


Net Asset Value, Beginning of Period              1.0000

Income From Investment Operations

Net investment income                             0.0363
                                            -------------

Total Income From Investment Operations           0.0363

Less Distributions

From net investment income                       (0.0363)
                                            -------------

Net Asset Value, End of Period                    1.0000
                                            =============

Net Assets, End of Period                     3,110,727

Ratio of Expenses to Average Net Assets           0.46%*

Ratio of Net Investment Income to Average         4.88%*
Net Assets



*Annualized




                                                                   (Continued)

THE ORCHARD SERIES FUND

ORCHARD PREFERRED STOCK FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock of the fund for the period February 3, 1997 (inception) to October 31, 1997 is as follows:


Net Asset Value, Beginning of Period             10.0000

Income From Investment Operations

Net investment income                             0.4544

Net realized and unrealized gain                  0.1372
                                            -------------

Total Income From Investment Operations           0.5916

Less Distributions

From net investment income                       (0.4544)
                                            -------------

Total Distributions                              (0.4544)
                                            -------------

Net Asset Value, End of Period                   10.1372
                                            =============

Total Return                                      6.04%

Net Assets, End of Period                     4,242,086

Ratio of Expenses to Average Net Assets           0.90%*

Ratio of Net Investment Income to Average         6.07%*
Net Assets

Portfolio Turnover Rate                          10.05%


*Annualized


                                                                   (Concluded)

THE ORCHARD SERIES FUND

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
-------------------------------------------------------------------------------

1.    ORGANIZATION

      The Orchard Series Fund is an open-end management investment company organized as a Delaware business trust (the Trust) on July 23, 1996. The Trust offers six separate diversified portfolios, commonly known as mutual funds (the Funds), which are registered with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940 (as amended): Orchard Index 500 Fund, Orchard Index 600 Fund, Orchard Index European Fund, Orchard Index Pacific Fund, Orchard Money Market Fund, and Orchard Preferred Stock Fund.

      Initial capitalization of $100,000 for each Fund was received on January 27, 1997 from Great-West Life & Annuity Insurance Company (GWL&A). Additional capitalization from GWL&A was received on February 3, 1997 as follows: $2,900,000 for Orchard Money Market Fund, $3,900,000 for Orchard Preferred Stock Fund, and $4,400,000 each for Orchard Index 500 Fund, Orchard Index 600 Fund, Orchard Index European Fund, and Orchard Index Pacific Fund. At October 31, 1997, GWL&A's investment in the Portfolios totaled $18,310,171.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      The following is a summary of the significant  accounting  policies of the
Fund:

      Security  Valuation - Securities traded on national  securities  exchanges are valued daily at the closing prices of the securities on these exchanges, and securities traded on over-the-counter markets are valued daily at the average between the quoted bid and asked prices. Short-term and money market securities are valued at amortized cost which approximates market value.

      Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income is recorded daily.

      Dividends - Dividends from investment income of the Orchard Money Market Fund are declared daily and reinvested monthly. Dividends from investment income of the Orchard Preferred Stock Fund are declared and reinvested quarterly. Dividends from investment income of the Orchard Index 500 and Orchard Index 600 Funds are declared and reinvested semi-annually while dividends from investment income of the Orchard Index Pacific and Orchard Index European Funds are declared and reinvested annually. All of the Funds generally distribute capital gains, if any, in the fiscal year in which they were earned.

      Security Transactions - Security Transactions are accounted for on the date investments are purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

     Foreign Currency Translation - The accounting records of the Orchard Index European and Orchard Index Pacific Funds are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

      The Orchard Index European and Orchard Index Pacific Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities held.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, and currency gains or losses realized between the amounts of dividends, interest, and foreign withholding taxes recorded by the Orchard Index European and Orchard Index Pacific Funds and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

      Federal Income Taxes - For federal income tax purposes, each Fund intends to qualify as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.


3.    INVESTMENT ADVISORY AGREEMENT

      GW Capital Management, Inc. ("Capital Management"), a wholly-owned subsidiary of GWL&A, serves as investment adviser to the Funds pursuant to an investment advisory agreement, which was approved by the Funds' Board of Directors. Capital Management is a registered investment adviser under the Investment Advisers Act of 1940. The investment advisory agreement provides that Capital Management, subject to the supervision and approval of the Funds' Board of Directors, is responsible for the day-to-day management of each Fund which includes selecting the Fund's investments and handling their business affairs.

      As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of .20% of the average daily net assets of the Orchard Money Market Fund, .90% of the average daily net assets of the Orchard Preferred Stock Fund, .60% of the average daily net assets of the Orchard Index 500 and Orchard Index 600 Funds and 1.00% of the average daily net assets of the Orchard Index Pacific and Orchard Index European Funds.

      Subject to revision, Capital Management has voluntarily agreed to reimburse the Orchard Index Pacific Fund, the Orchard Index European Fund, and the Orchard Money Market Fund to the extent that total operating expenses exceed 1.20%, 1.20%, and .46%, respectively, of average net assets. Interest, taxes, brokerage commissions, and extraordinary expenses are not eligible for reimbursement.

4.    OTHER RELATED PARTY TRANSACTIONS

      One Orchard Equities ("OOE"), a wholly-owned subsidiary of One Corporation ("One"), which is a wholly-owned subsidiary of GWL&A , distributes and markets the Trust's Funds. Financial Administrative Services Corporation ("FASCORP"), a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Funds.

      Certain officers of the Trust are also directors and/or officers of GWL&A or its subsidiaries. No officer of the Trust receives any compensation directly from the Funds.

5.    CAPITAL STOCK

      The Trust has authorized capital of an unlimited number of shares with no stated par value for each portfolio in the Trust. Shares may be issued in one or more series of shares, and each series may be issued in one or more classes of shares. Each Fund represents a separate series of shares.

6.    UNREALIZED APPRECIATION (DEPRECIATION)

      Gross unrealized appreciation (depreciation) of securities is as follows as of October 31, 1997:


               Orchard      Orchard      Orchard      Orchard      Orchard
              Index 500    Index 600    Index        Index        Preferred
                                         European     Pacific
                 Fund         Fund         Fund        Fund      Stock Fund
              ------------ -----------  -----------  ----------  ------------


 Gross        1,711,576    1,051,808    3,516,083     208,907       81,949

 Gross        (15,403,004) (244,235)    (2,186,043)  (11,707,427)  (15,728)
 depreciation
              ------------ -----------  -----------  ----------  ------------

 Net
 unrealized

 appreciation (13,691,428)  807,573     1,330,040    (11,498,520)   66,221

 (depreciation)
              ============ ===========  ===========  ==========  ============

The Orchard Series Fund

Orchard Index European Fund

COMMON STOCK

AUSTRIA              --- 0.5%

ELECTRIC
        192 EVN-Energie Versorgung AG*                                    22,342
        254 Oest Elektrizitaetswirtschafts-AG*                            20,237
                                                                         $42,579

FOREIGN BANKS
        582 Bank Austria AG*                                              27,952
        126 Bank Austria AG-Vorzug*                                        5,936
        482 Creditanstalt - Bankierein*                                   31,988
         12 Creditanstalt - Bankverein PC Ptg Certs*                       2,084
        207 Creditanstalt - Bkverein Vorzu*                               11,736
                                                                         $79,696

INDUSTRIAL PRODS & SVCS
        252 VA Technologie AG*                                            44,840
                                                                         $44,840

MFTG - INDUSTRIAL PRODS
        554 Voest-Alpine Stahl AG*                                        24,038
        146 Wienerberger Baust*                                           29,291
                                                                         $53,329

OIL & GAS
        454 Omv AG*                                                       64,725
                                                                         $64,725

TOTAL AUSTRIA              --- 0.5%                                     $285,169

BELGIUM              --- 2.1%

CREDIT INSTITUTIONS
      1,200 Societe Generale de Belgique                                 108,833
                                                                        $108,833

ELECTRIC
        950 Electrabel                                                   213,258
      1,399 Tractebel Inv International                                  119,197
                                                                        $332,455

FINANCIAL SERVICES
        754 Fortis AG                                                    143,138
                                                                        $143,138

FOREIGN BANKS
        350 BQE Brux Lambert                                              89,018
        300 Generale de Banque                                           122,733
        214 Kredietbank NV Series A                                       89,810
         50 Kredietbank NV Series B*                                      20,808
                                                                        $322,369

INSURANCE
          4 Fortis AG*                                                         1
        270 Royale Belge                                                  71,485
                                                                         $71,486

MFTG - INDUSTRIAL PRODS
      1,500 Solvay SA                                                     90,412
                                                                         $90,412

OIL & GAS
        650 Electrafina SA*                                               60,416
        400 Petrofina SA                                                 147,307
                                                                        $207,723

TOTAL BELGIUM              --- 2.1%                                   $1,276,416

DENMARK              --- 1.2%

COMMUNICATIONS
      1,056 Tele Danmark A/S                                              62,104
                                                                         $62,104

CONSUMER SERVICES
      1,078 Novo-Nordisk A/S                                             116,916
         15 Sophus Berendsen A/S Series A                                  2,268
        335 Sophus Berendsen A/S Series B                                 50,661
                                                                        $169,845

FINANCIAL SERVICES
        784 Unidanmark                                                    53,054
                                                                         $53,054

FOREIGN BANKS
        504 BG Bank AS*                                                   32,460
        900 Den Danske Bank AS                                           101,735
                                                                        $134,195

INSURANCE
         15 Codan Forsikring                                               2,314
                                                                          $2,314

MFTG - CONSUMER PRODS.
        594 Carlsberg Series A*                                           30,851
        198 Carlsberg Series B*                                           10,435
      1,009 Danisco A/S                                                   57,182
                                                                         $98,468

MFTG - INDUSTRIAL PRODS
          2 A/S Dampskibsselskabet Svendborg*                            122,205
          2 D/S 1912*                                                     87,071
                                                                        $209,276

TOTAL DENMARK              --- 1.2%                                     $729,256

FINLAND              --- 1.2%

COMMUNICATIONS
      1,500 Nokia Oyj Series K                                           130,249
                                                                        $130,249

ELECTRONICS - HIGH TECH
      3,500 Nokia AB Series A                                            306,286
                                                                        $306,286

FOREIGN BANKS
     13,000 Merita Ltd Series A                                           63,677
        100 Merita Ltd Series B                                              484
                                                                         $64,161

MFTG - CONSUMER PRODS.
        500 Cultor OY*                                                    27,105
        300 Huhtamaki Group Class I*                                      12,371
        500 Orion Yhtyma Oy Class A*                                      18,393
        400 Orion Yhtyma Oy Class B*                                      14,792
                                                                         $72,661

MFTG - INDUSTRIAL PRODS
        900 Kemira OY*                                                     9,148
        700 Metra OY Class B*                                             18,702
      1,400 Outokumpu OY                                                  20,871
         13 Rauma OY*                                                        244
      4,900 UPM-Kymmene Corp                                             109,192
      1,300 Valmet Corp                                                   20,387
                                                                        $178,544

TOTAL FINLAND              --- 1.2%                                     $751,901

FRANCE               --- 9.9%

AGRICULTURE
         50 Eridania Beghin-SA                                             7,196
                                                                          $7,196

COMMUNICATIONS
        510 Canal Plus                                                    88,788
      5,000 France Telecom SA*                                           189,267
                                                                        $278,055

CONSUMER SERVICES
        550 Accor                                                        102,428
      1,100 Havas                                                         72,481
        375 Pin-Printemps-Redo*                                          171,536
      1,750 Sanofi SA                                                    166,291
                                                                        $512,736

CREDIT INSTITUTIONS
         19 Compagnie de Suez*                                                49
                                                                             $49

ELECTRONICS - HIGH TECH
      2,700 Alcatel Alsthom (Cie Gen El)                                 325,854
                                                                        $325,854

FOREIGN BANKS
      3,500 Banque Nationale de Paris                                    154,760
      1,550 Societe Generale                                             212,329
                                                                        $367,089

HOLDING & INVEST. OFFICES
      2,075 Cie Fin Paribas                                              150,723
                                                                        $150,723

INSURANCE
      5,600 AXA                                                          383,562
                                                                        $383,562

MFTG - CONSUMER PRODS.
        700 Christian Dior                                                77,683
      1,200 Danone                                                       183,527
      1,460 LVMH Moet Hennessy                                           248,101
      2,000 Michelin (CGDE)                                              102,618
        320 Promodes                                                     104,207
        800 Synthelabo*                                                   94,191
                                                                        $810,327

MFTG - INDUSTRIAL PRODS
      1,225 Air Liquide                                                  190,112
      4,000 Renault (Regie NTL)*                                         111,323
      5,500 Rhone-Poulenc SA                                             239,856
      2,300 Schneider SA*                                                122,837
        100 Usinor Sacilor                                                 1,656
                                                                        $665,784

OIL & GAS
      4,600 Elf Aquitaine SA                                             569,516
      4,050 Total SA                                                     449,454
                                                                      $1,018,970

RETAIL TRADE
        645 Carrefour                                                    336,648
        200 Cie Gen de Eaux Warrants*                                        106
      1,450 Compagnie de Saint Gobain                                    208,184
      2,050 Eaux (Cie Generale)                                          239,232
      1,130 L'oreal                                                      400,506
      1,600 Lafarge                                                       99,990
        850 Peugeot SA*                                                   96,246
                                                                      $1,380,912

UTILITIES
      2,340 Lyonnaise Des Eaux                                           243,001
                                                                        $243,001

TOTAL FRANCE               --- 9.9%                                   $6,144,258

GERMANY              --- 12.2%

ELECTRIC
      8,300 Veba AG                                                      463,442
                                                                        $463,442

ELECTRONICS - HIGH TECH
      9,450 Siemens AG                                                   582,561
                                                                        $582,561

FOREIGN BANKS
      3,950 Bayer Vereins Bank AG*                                       229,504
      6,800 Commezbank AG                                                231,131
     10,300 Deutsche Bank AG                                             681,640
      9,250 Dresdner Bank AG                                             378,900
                                                                      $1,521,175

INSURANCE
      4,550 Allianz AG Holdings*                                       1,028,383
      1,500 Munchener Ruckvers*                                          442,304
                                                                      $1,470,687

MFTG - INDUSTRIAL PRODS
     10,400 BASF AG                                                      353,495
     14,150 Bayer Ag                                                     497,400
      9,900 Hoechst AG                                                   381,079
        615 Mannesmann AG                                                260,136
        450 Viag AG                                                      209,299
                                                                      $1,701,409

MINING
      5,550 Rwe AG*                                                      241,206
                                                                        $241,206

RETAIL TRADE
      3,840 Metro AG*                                                    169,566
        480 Volkswagen AG                                                285,306
                                                                        $454,872

TELEPHONE
     11,600 Deutsche Telekom AG*                                         217,698
                                                                        $217,698

TRANSPORTATION EQUIPMENT
        320 Bayerische Motoren Werke AG*                                 232,410
     10,100 Daimler-Benz AG                                              677,793
                                                                        $910,203

TOTAL GERMANY              --- 12.2%                                  $7,563,253

IRELAND              --- 1.4%

CREDIT INSTITUTIONS
     11,510 Allied Irish Banks PLC*                                       86,688
      8,182 Bank of Ireland Series A*                                     92,680
     14,200 Bank of Ireland Series B*                                    179,382
                                                                        $358,750

FOREIGN BANKS
     12,000 Allied Irish Banks*                                          101,720
                                                                        $101,720

INSURANCE
      5,292 Irish Life PLC*                                               27,789
                                                                         $27,789

MFTG - CONSUMER PRODS.
      8,755 Kerry Group PLC*                                             105,081
     18,536 Smurfit (Jefferson)*                                          54,785
                                                                        $159,866

MFTG - INDUSTRIAL PRODS
     20,209 CRH PLC*                                                     217,998
                                                                        $217,998

TOTAL IRELAND              --- 1.4%                                     $866,123

ITALY                --- 5.5%

COMMERCIAL/OTHER
      7,000 Rolo Banca*                                                   91,586
                                                                         $91,586

COMMUNICATIONS
     20,000 Mediaset SPA*                                                 90,935
                                                                         $90,935

FOREIGN BANKS
     10,000 IMI SPA                                                       89,632
     14,000 Istituto Banc San Paolo di Torino                            106,464
                                                                        $196,096

HOLDING & INVEST. OFFICES
     70,116 Telecom Italia SPA*                                          283,931
    161,111 Telecom Italia SPA RNC*                                    1,011,999
                                                                      $1,295,930

INSURANCE
     10,000 Alleanza Assicuraz                                            86,228
      1,000 Alleanza Assicuraz non cnv                                     4,926
     15,000 Assic Generali SPA                                           336,122
     67,000 Istituto Nazionale delle Assicurazioni                       108,089
      1,000 RAS                                                            8,525
                                                                        $543,890

MFTG - CONSUMER PRODS.
      7,000 Montedison SPA                                                 5,694
      1,000 Montedison SPA RNC                                               562
                                                                          $6,256

MFTG - INDUSTRIAL PRODS
     61,600 Fiat SPA                                                     196,384
                                                                        $196,384

OIL & GAS
     75,000 ENI                                                          422,705
                                                                        $422,705

RETAIL TRADE
     13,200 Fiat SPA                                                      23,913
                                                                         $23,913

TELEPHONE
     26,000 Telecom Italia Mobile SPA*                                    53,412
    131,000 Telecom Italia Mobile SPA                                    487,046
                                                                        $540,458

TOTAL ITALY                --- 5.5%                                   $3,408,153

NETHERLANDS          --- 8.6%

COMMUNICATIONS
        281 Polygram NV                                                   15,980
                                                                         $15,980

CONSUMER SERVICES
      6,723 Philips Electronics                                          526,398
                                                                        $526,398

FOREIGN BANKS
     28,876 ABN Amro Holding NV                                          581,596
                                                                        $581,596

HOLDING & INVEST. OFFICES
     15,942 ING Groep NV                                                 669,280
                                                                        $669,280

INSURANCE
      5,605 Aegon NV                                                     441,748
                                                                        $441,748

MFTG - CONSUMER PRODS.
     12,384 Unilever NV                                                  658,337
                                                                        $658,337

OIL & GAS
     39,778 Royal Dutch Petroleum                                      2,104,363
                                                                      $2,104,363

TELEPHONE
      9,183 Kon Ptt Nederland                                            350,991
                                                                        $350,991

TOTAL NETHERLANDS          --- 8.6%                                   $5,348,693

NORWAY               --- 0.8%

CONSUMER SERVICES
      1,000 Nycomed ASA Class A                                           26,301
        700 Nycomed ASA Class B*                                          17,410
                                                                         $43,711

ELECTRIC
        300 Hafslund ASA                                                   1,822
                                                                          $1,822

FOREIGN BANKS
      4,600 Christiania Bank og Kreditdasse*                              18,411
      5,300 Den Danske Bank                                               24,015
                                                                         $42,426

INSURANCE
      4,600 Storebrand ASA*                                               34,191
                                                                         $34,191

MFTG - CONSUMER PRODS.
        200 Orkla ASA*                                                    16,495
      1,200 Schibsted AS*                                                 22,470
                                                                         $38,965

MFTG - INDUSTRIAL PRODS
        600 Kvaerner AS Series A                                          30,918
        100 Kvaerner AS Series B*                                          4,824
      1,900 Norske Hydro AS                                              104,697
        700 Orkla AS                                                      64,338
                                                                        $204,777

OIL & GAS
      1,700 Saga Petroleum Series A                                       33,291
        600 Saga Petroleum Series B*                                      10,635
        200 Transocean                                                    10,578
                                                                         $54,504

RETAIL TRADE
      1,000 Aker Rgi ASA*                                                 18,439
                                                                         $18,439

TRANSPORTATION EQUIPMENT
        900 Bergesen dy ASA Series A*                                     26,244
        400 Bergesen dy ASA Series B*                                     11,778
                                                                         $38,022

TOTAL NORWAY               --- 0.8%                                     $476,857

SPAIN                --- 3.6%

ELECTRIC
     17,500 Empresa Nacional de Electridad SA                            329,871
     15,315 Iberdrola SA                                                 183,325
                                                                        $513,196

FOREIGN BANKS
      2,125 Argentaria Corp BC                                           118,121
     11,340 BCO Bilbao Vizcaya                                           303,471
      5,512 BCO Central Hispan                                           103,141
      9,900 BCO ESP de Credito*                                           91,604
      2,000 Banco Popular Espanol SA                                     118,189
      8,568 Banco Santander SA                                           240,194
                                                                        $974,720

OIL & GAS
      5,050 Repsol SA                                                    211,922
                                                                        $211,922

OTHER UTILITIES
      2,500 Gas Natural SDG                                              115,919
                                                                        $115,919

TELEPHONE
     15,800 Telefonica de Espana                                         431,522
                                                                        $431,522

TOTAL SPAIN                --- 3.6%                                   $2,247,279

SWEDEN               --- 4.3%

COMMUNICATIONS
      1,400 Ericsson Tel Series A*                                        64,459
     14,700 Ericsson Tel Series B                                        649,276
                                                                        $713,735

CONSTRUCTION
      2,000 Skanska AB Class B*                                           77,362
                                                                         $77,362

CONSUMER SERVICES
     22,400 Astra AB Series A*                                           362,770
      5,133 Astra AB Series B*                                            79,694
                                                                        $442,464

ELECTRIC
     11,200 ABB AB Series A                                              131,167
      4,500 ABB AB Series B                                               52,099
                                                                        $183,266

FOREIGN BANKS
      3,100 Nordbanken AB                                                 97,505
      8,400 Skand Enskilda BKN                                            91,067
      4,700 Sparbanken Sverige AB, Swedbank*                             106,941
      3,600 Svenska Handelsbanken                                        114,195
        100 Svenska Handelsbanken*                                         2,985
                                                                        $412,693

HOLDING & INVEST. OFFICES
      1,300 Investor AB Series A                                          60,203
      1,900 Investor AB Series B                                          88,752
                                                                        $148,955

MFTG - INDUSTRIAL PRODS
         60 Granges AB*                                                      984
      3,500 Sandvik AB Series A                                          106,339
      1,200 Sandvik AB Series B*                                          36,620
      1,700 Scania AB Series A*                                           41,184
      1,700 Scania AB Series B*                                           41,980
        500 Stora Kopparbergs Bergslags Aktiebolag Series A                6,926
                                                                        $234,033

RETAIL TRADE
      3,100 Hennes & Mauritz AB*                                         127,172
      2,400 Volvo Series A                                                62,478
                                                                        $189,650

TRANSPORTATION
      5,400 Volvo Series B                                               141,660
                                                                        $141,660

WHOLESALE TRADE -CONSUMER
      1,194 Electrolux AB                                                 99,082
                                                                         $99,082

TOTAL SWEDEN               --- 4.3%                                   $2,642,900

SWITZERLAND          --- 10.9%

CONSUMER SERVICES
        110 Novartis*                                                    173,672
      1,210 Novartis (registered)                                      1,897,412
                                                                      $2,071,084

FOREIGN BANKS
      1,525 Schweizerischer Bankverein*                                  410,556
        400 Union Bank of Switzerland Bearer                             461,065
        450 Union Bank of Switzerland Registered*                        103,933
                                                                        $975,554

HOLDING & INVEST. OFFICES
      3,800 CS Holding                                                   535,967
        770 Nestle SA                                                  1,086,314
                                                                      $1,622,281

INSURANCE
        285 SCHW Ruckversicher                                           429,793
                                                                        $429,793

MFTG - INDUSTRIAL PRODS
        136 Roche Holding AG                                           1,196,625
         31 Roche Holdings AG*                                           461,065
                                                                      $1,657,690

TOTAL SWITZERLAND          --- 10.9%                                  $6,756,402

UNITED KINGDOM       --- 33.3%

AIR
     18,000 BAA PLC                                                      166,132
      4,000 British Airways PLC*                                          39,066
                                                                        $205,198

COMMERCIAL/OTHER
     42,000 Halifax*                                                     475,741
                                                                        $475,741

COMMUNICATIONS
     29,000 British Sky Broadcasting Group PLC                           205,853
     38,000 Cable and Wireless                                           303,535
     14,000 Granada Group                                                193,116
     28,000 Reuters Holdings PLC                                         304,005
     51,000 Vodafone Group                                               278,145
                                                                      $1,284,654

CONSTRUCTION
      1,068 Hanson PLC                                                     5,493
                                                                          $5,493

CONSUMER SERVICES
      8,128 BOC Group                                                    136,805
     14,532 EMI Group PLC                                                117,663
     31,719 Guinness                                                     283,703
     47,559 Marks and Spencer                                            482,843
     10,223 Peninsular & Oriental Steam Navigation Co                    118,371
     14,000 Rank Group PLC                                                78,233
     92,000 Smithkline Beecham PLC                                       872,276
                                                                      $2,089,894

ELECTRIC
        855 Energy Group PLC                                               8,716
      3,000 National Grid Group PLC                                       14,146
     11,000 Powergen                                                     122,384
     20,000 Scot Power                                                   149,687
                                                                        $294,933

ELECTRONICS - HIGH TECH
     46,636 General Electric Co PLC                                      297,974
     20,000 National Power                                               166,803
                                                                        $464,777

ENVIRONMENTAL SERVICES
     48,000 Rentokil Initial PLC                                         193,317
                                                                        $193,317

FINANCIAL SERVICES
     21,000 Legal & General Group PLC*                                   174,438
                                                                        $174,438

FOREIGN BANKS
     20,000 Bank of Scotland*                                            165,125
     25,442 Barclays PLC                                                 637,425
     45,000 HSBC Holdings PLC                                          1,078,599
     89,940 Lloyds TSB Group                                           1,124,416
     29,000 National Westminster Bank PLC                                417,058
     32,000 Prudential Corp                                              341,527
     13,700 Royal BK Scot Group                                          145,297
                                                                      $3,909,447

HOLDING & INVEST. OFFICES
     67,603 BTR PLC                                                      228,307
     17,000 Standard Chartered                                           184,574
     20,000 Tomkins PLC                                                  102,700
                                                                        $515,581

INDUSTRIAL PRODS & SVCS
      5,914 GKN PLC                                                      132,688
      8,000 Siebe PLC                                                    153,714
                                                                        $286,402

INSURANCE
     11,000 Commercial Union                                             155,056
      8,000 General Accident PLC                                         136,195
     26,000 Royal & Sun Alliance Insurance Group PLC*                    249,349
                                                                        $540,600

MFTG - CONSUMER PRODS.
     51,000 ASDA Group                                                   132,654
     15,000 Associated British Foods                                     120,823
     52,046 BAT Industries                                               455,470
     34,000 British Steel                                                 90,148
     16,873 Cadbury Schweppes PLC                                        169,887
      9,590 Pearson PLC                                                  125,525
     18,864 Reed International PLC                                       186,610
     18,000 Safeway                                                      117,274
      6,000 Vendome Luxury Group PLC                                      36,549
                                                                      $1,434,940

MFTG - INDUSTRIAL PRODS
      2,000 British Aerospace PLC*                                        53,095
     60,000 Glaxo Wellcome PLC                                         1,286,767
     12,000 Imperial Chemical Industry                                   177,207
      5,000 Rolls-Royce PLC*                                              17,956
     54,656 Unilever PLC*                                                407,229
     16,000 Zeneca Group                                                 505,041
                                                                      $2,447,295

MINING
     17,959 RTZ Corp                                                     231,452
                                                                        $231,452

OIL & GAS
     81,000 British Gas PLC                                              356,126
     95,294 British Petroleum Company PLC                              1,400,837
      7,000 Centrica PLC*                                                  9,838
    136,000 Shell Transport & Trading                                    964,807
                                                                      $2,731,608

REAL ESTATE
      8,665 Land Securities                                              145,407
                                                                        $145,407

RETAIL TRADE
     17,420 Allied Domecq                                                142,216
     14,847 Bass PLC                                                     206,294
     15,188 Boots Co                                                     217,659
     35,000 Grand Metropolitan                                           315,986
     17,000 Great Universal Stores PLC                                   201,548
     30,866 J Sainsbury PLC                                              257,686
     11,000 Kingfisher                                                   158,379
     10,000 Scot & Newcastle                                             113,188
     36,469 Tesco                                                        292,070
      8,000 Whitbread                                                    106,996
                                                                      $2,012,022

TELEPHONE
    106,577 British Telecommunications PLC                               810,176
                                                                        $810,176

WHOLESALE TRADE -CONSUMER
     24,000 Abbey National                                               381,801
                                                                        $381,801

TOTAL UNITED KINGDOM       --- 33.3%                                 $20,635,176

TOTAL COMMON STOCK --- 95.3%                                         $59,131,836
(Cost $57,785,975)

PREFERRED STOCK

GERMANY              --- 0.5%

OIL & GAS
      3,350 RWE AG*                                                      123,501
                                                                        $123,501

RETAIL TRADE
        360 Metro AG*                                                     12,759
        300 Volkswagen AG*                                               136,308
                                                                        $149,067

TRANSPORTATION EQUIPMENT
        100 Bayerische Motoren Werke*                                     50,840
                                                                         $50,840

TOTAL GERMANY              --- 0.5%                                     $323,408

ITALY                --- 0.0%

MFTG - INDUSTRIAL PRODS
     17,600 Fiat SPA                                                      29,019
                                                                         $29,019

TOTAL ITALY                --- 0.0%                                      $29,019

TOTAL PREFERRED STOCK --- 0.6%                                          $352,427
(Cost $368,248)

SHORT-TERM INVESTMENTS

UNITED STATES        --- 4.1%

CREDIT INSTITUTIONS
  2,557,000 Prudential Funding Corp                                    2,556,202
                                                                      $2,556,202

TOTAL UNITED STATES        --- 4.1%                                   $2,556,202

TOTAL SHORT-TERM INVESTMENTS --- 4.1%                                 $2,556,202
(Cost $2,556,202)

TOTAL ORCHARD INDEX EUROPEAN FUND --- 100.0%                         $62,040,465
(Cost $60,710,425)


The Orchard Series Fund

Orchard Index Pacific Fund

COMMON STOCK

AUSTRALIA            --- 6.3%

CONSUMER SERVICES
      1,800 Publishing & Broadcasting Ltd*                                10,443
                                                                         $10,443

CREDIT INSTITUTIONS
      6,450 Commonwealth Instalment Receipt Trustee Ltd                   47,669
                                                                         $47,669

FOREIGN BANKS
     31,400 Australia & New Zealand Banking Group Ltd*                   218,973
      9,750 Commonwealth Bank of Australia                               112,098
     31,000 National Australia Bank                                      423,994
     37,300 Westpac Banking Corporation Ltd*                             217,179
                                                                        $972,244

INSURANCE
      5,250 Lend Lease Corp Ltd                                          107,505
     36,100 National Mutual Holdings Ltd                                  62,194
                                                                        $169,699

MFTG - CONSUMER PRODS.
     19,850 Coca-Cola Amatil Ltd                                         149,356
     41,100 Foster's Brewing Group Ltd                                    78,034
     16,400 News Corp Ltd                                                 78,536
     21,400 Pacific Dunlop Ltd                                            45,702
                                                                        $351,628

MFTG - INDUSTRIAL PRODS
     13,300 Amcor Ltd                                                     62,736
     23,900 Boral Ltd                                                     62,856
     21,200 CSR Ltd                                                       73,659
      6,200 ICI Australia Ltd                                             46,650
      3,400 M.I.M. Holdings Ltd                                            2,988
     18,600 Pioneer International Ltd                                     49,179
                                                                        $298,068

MINING
     47,200 Broken Hill Proprietary Company Ltd                          467,993
     13,500 CRA Ltd                                                      164,232
     11,800 Comalco Ltd                                                   48,292
                                                                        $680,517

OIL & GAS
     23,700 WMC Ltd                                                       84,162
     13,950 Woodside Petroleum Ltd                                       117,814
                                                                        $201,976

OTHER TRANS. SERVICES
      4,700 Brambles Industries Ltd                                       90,359
                                                                         $90,359

RETAIL TRADE
     24,000 Coles Myer Ltd                                               115,437
     23,500 Woolworths Ltd                                                75,851
                                                                        $191,288

TOTAL AUSTRALIA            --- 6.3%                                   $3,013,891

BERMUDA              --- 0.0%

HOLDING & INVEST. OFFICES
      1,000 Jardine Matheson Holdings Ltd*                                 6,400
                                                                          $6,400

TOTAL BERMUDA              --- 0.0%                                       $6,400

HONG KONG            --- 8.5%

AIR
     73,000 Cathay Pacific Air                                            76,966
                                                                         $76,966

COMMUNICATIONS
    272,800 Hong Kong Telecommunications Ltd                             522,307
                                                                        $522,307

CONSUMER SERVICES
     51,000 Sun Hung Kai Properties                                      376,002
     20,500 Swire Pacific Ltd Series A                                   109,528
     65,000 Swire Pacific Ltd Series B                                    68,952
                                                                        $554,482

ELECTRIC
     52,500 China Light & Power Company Ltd                              276,423
                                                                        $276,423

ELECTRONICS - HIGH TECH
     43,000 Hongkong Electric Holdings Ltd                               145,743
                                                                        $145,743

FOREIGN BANKS
     28,000 Bank of East Asia                                             62,664
     41,000 Hang Seng Bank Ltd                                           356,695
                                                                        $419,359

GAS
     76,200 Hong Kong and China Gas Company Ltd                          143,922
                                                                        $143,922

HOLDING & INVEST. OFFICES
     45,000 Citic Pacific Ltd                                            215,394
     36,000 Henderson Land Development Company Ltd                       199,327
     91,000 Hutchison Whampoa Ltd                                        629,818
     15,000 Jardine Matheson Holdings Ltd                                 96,000
     38,000 New World Development Company Ltd                            133,713
                                                                      $1,274,252

REAL ESTATE
     54,000 Cheung Kong Holdings Ltd                                     375,420
     57,000 Hongkong Land Holdings Ltd                                   129,960
     20,000 Tsim Sha Tsui Properties Ltd*                                 24,450
     48,000 Wharf Holdings Ltd                                            98,111
     43,000 Wheelock & Company Ltd                                        48,952
                                                                        $676,893

TOTAL HONG KONG            --- 8.5%                                   $4,090,347

INDONESIA            --- 0.3%

CONSTRUCTION
      6,500 PT Semen Gresik                                                6,302
                                                                          $6,302

CONSUMER SERVICES
     11,700 Indocement Tunggal Prakarsa                                    6,319
     11,500 PT Astra International                                         8,521
                                                                         $14,840

CREDIT INSTITUTIONS
     32,000 PT Bank Internasional Indonesia                                6,869
                                                                          $6,869

MFTG - INDUSTRIAL PRODS
     21,500 PT Gudang Garam                                               60,747
      2,500 PT HM Sampoerna                                                4,345
                                                                         $65,092

TELEPHONE
     48,500 PT Telekomunikasi                                             45,007
     10,500 Pt Indosat*                                                   23,632
                                                                         $68,639

TOTAL INDONESIA            --- 0.3%                                     $161,742

JAPAN                --- 75.2%

AIR
     13,000 Japan Airlines*                                               47,115
                                                                         $47,115

COMMUNICATIONS
         16 DDI Corp*                                                     53,466
          3 Japan Telecom Co*                                             41,895
        300 KDD                                                           15,261
      1,000 Oki Electric Industry Co                                       2,718
     84,000 Toshiba Corp                                                 380,549
                                                                        $493,889

CONSTRUCTION
     11,000 Daiwa House Industry Company Ltd                             106,068
     21,000 Komatsu Ltd                                                  112,244
     17,000 Shimizu Corporation*                                          77,581
     22,000 Taisei Corp*                                                  77,174
                                                                        $373,067

CONSUMER SERVICES
      6,000 Eisai Company Ltd*                                            94,264
     13,000 Kao Corp                                                     181,546
      2,000 Oriental Land Co Ltd*                                        103,907
     10,000 Sankyo Co Ltd                                                330,008
        300 Sony Music Entertainment Inc                                  10,549
      7,000 Taisho Pharmaceutical Co                                     179,219
     22,000 Takeda Chemical Industry                                     599,834
      7,000 Yamanouchi Pharmaceutical Co Ltd                             172,236
                                                                      $1,671,563

ELECTRIC
     16,400 Chubu Electric Power Company Inc                             278,104
      8,200 Chugoku Electric Power Company Ltd                           133,599
        500 Hokkaido Electric Power                                        8,187
     25,100 Kansai Electric Power Company Inc                            444,413
      6,300 Shikoku Electric Power                                       102,643
     11,000 Tohoku Electric Power                                        179,219
     36,700 Tokyo Electric Power                                         701,663
                                                                      $1,847,828

ELECTRONICS - HIGH TECH
     20,000 Canon Inc                                                    485,453
     23,000 Denso Corp*                                                  497,026
      5,300 Fanuc                                                        214,110
     74,000 Hitachi Ltd*                                                 568,994
      4,000 Hoya Corp*                                                   138,985
     10,400 Kyushu Electric Power                                        172,901
     49,000 Matsushita Electric Industrial Company Ltd                   822,711
     47,000 Mitsubishi Electric Corp                                     156,666
     35,000 NEC Corp                                                     384,040
      3,200 Nintendo Corp Ltd                                            276,642
      6,000 Omron Corp                                                   101,746
      3,000 Rohm Company*                                                296,758
     43,000 Sanyo Electric Co                                            142,976
      4,000 Secom*                                                       258,622
     24,000 Sharp Corp                                                   186,534
      9,500 Sony Corp                                                    788,903
     17,000 Sumitomo Electric Industries                                 224,688
                                                                      $5,717,755

FINANCIAL SERVICES
      1,000 Nichiei Company Ltd*                                         109,726
                                                                        $109,726

FOREIGN BANKS
     51,000 Asahi Bank                                                   264,538
      1,000 Bank of Fukuoka Ltd                                            4,247
    109,000 Bank of Tokyo-Mitsubishi                                   1,422,462
     26,000 Bank of Yokohama                                             107,847
     18,000 Chiba Bank Ltd                                                89,476
     68,000 Dai-Ichi Kangyo Bank Ltd                                     576,493
     34,000 Daiwa Bank Ltd                                               126,616
     63,000 Fuji Bank Ltd*                                               544,573
     11,000 Gunma Bank                                                    89,975
     12,000 Hachijuni Bank                                               118,703
     56,000 Industrial Bank of Japan                                     553,948
     19,000 Joyo Bank*                                                    87,182
     52,000 Long-Term Credit Bank of Japan                               175,926
     37,000 Mitsubishi Trust & Banking                                   455,195
     27,000 Mitsui Trust & Banking                                        93,815
     33,000 Nikko Securities Company Ltd                                 119,327
     37,000 Nippon Credit Bank                                            47,057
     76,000 Sakura Bank Ltd                                              310,191
     63,000 Sanwa Bank Ltd                                               633,601
     17,000 Shizuoka Bank*                                               172,402
     70,000 Sumitomo Bank                                                744,805
     28,000 Sumitomo Trust & Banking                                     213,433
     45,000 Tokai Bank*                                                  262,594
     17,000 Toyo Trust & Banking                                         127,041
      2,000 Yasuda Trust & Banking                                         5,337
                                                                      $7,346,784

GAS
     55,000 Osaka Gas Co                                                 121,613
     61,000 Tokyo Gas Co                                                 139,950
                                                                        $261,563

INDUSTRIAL SERVICES
     24,000 Sumitomo Corp                                                171,571
                                                                        $171,571

INSURANCE
      2,000 Mitsui Marine and Fire Insurance Company Ltd                  11,771
     16,000 Sumitomo Marine & Fire                                       106,602
     36,000 Tokio Marine & Fire Insurance Co                             359,102
     19,000 Yasuda Fire & Marine Insurance                               105,345
                                                                        $582,820

LEASING
      3,000 Acom Company Ltd*                                            164,588
     21,000 Mitsubishi Motor Credit                                       92,169
                                                                        $256,757

MFTG - CONSUMER PRODS.
     14,000 Ajinomoto Co                                                 126,849
     18,000 Dai Nippon Printing Co Ltd                                   359,102
     24,000 Kirin Brewery Company Ltd                                    201,496
      8,000 Nikkon Corporation*                                           89,111
     20,000 Nippon Paper Industries Co                                   109,393
      9,000 Shiseido Company Ltd*                                        122,693
      3,000 TDK Corp*                                                    248,878
     15,000 Toppan Printing Company Ltd                                  188,279
                                                                      $1,445,801

MFTG - INDUSTRIAL PRODS
     43,000 Asahi Chemical Industry Company Ltd                          195,811
     25,000 Asahi Glass Company Ltd                                      168,329
     41,000 Fujitsu*                                                     449,875
     29,000 Ishikawajima-Harima Heavy Industries Co Ltd                   65,810
     32,000 Itochu Corp                                                  109,858
     22,000 Kajima Corp                                                   98,570
     92,000 Kawasaki Steel Corp                                          161,363
     62,000 Kobe Steel Ltd*                                               74,729
     30,000 Kubota Corp                                                  116,708
      4,000 Kyocera Corp*                                                229,093
     48,000 Mitsubishi Chemical Corp                                     108,129
     89,000 Mitsubishi Heavy Industries Ltd                              437,231
      6,000 Murata Mfg Co Ltd                                            243,391
     78,000 NKK Corp                                                     108,279
     22,000 New Oji Paper Co                                             111,554
    151,000 Nippon Steel Co                                              311,288
     65,000 Nissan Motor Company Ltd                                     346,277
     14,000 Ricoh Corp Ltd                                               180,382
      2,000 SMC*                                                         172,901
     12,000 Sekisui Chemical Co                                           94,464
      9,000 Shin-Etsu Chemical Co                                        219,950
     36,000 Sumitomo Chemical Co                                         128,379
     70,000 Sumitomo Metal Industries                                    140,233
      5,000 Tokyo Electron Ltd*                                          249,377
     30,000 Toray Industries Inc                                         167,082
      5,000 Tostem Corp*                                                  69,410
      5,000 Toyo Seikan Kaisha*                                           78,554
      8,000 Toyoda Automatic Loom Works Ltd*                             156,941
                                                                      $4,993,968

MINING
     33,000 Marubeni Corp                                                103,142
     24,000 Mitsubishi Materials Corp                                     67,830
                                                                        $170,972

OIL & GAS
     13,000 Tonen Corp                                                    96,717
                                                                         $96,717

OTHER TRANS. SERVICES
     10,000 All Nippon Airways Company  Ltd                               49,875
     38,000 Kawasaki Heavy Industries                                     88,445
     25,000 Nippon Yusen Kabushiki Kaisha                                 91,230
                                                                        $229,550

RAILROADS
         89 East Japan Railway Co                                        432,793
     18,000 Hankyu Corp                                                   90,374
     36,000 Kinki Nippon Railway                                         204,389
      2,000 Odakyu Electric Railway                                        9,759
     10,000 Seibu Railway                                                408,146
     18,000 Tobu Railway Co*                                              68,828
     25,000 Tokyu Corp                                                   103,907
                                                                      $1,318,196

REAL ESTATE
     29,000 Mitsubishi Estate Company Ltd                                366,417
     19,000 Mitsui Fudosan                                               214,796
     16,000 Obayashi Corp                                                 84,190
     15,000 Sekisui House Ltd                                            128,429
                                                                        $793,832

RETAIL TRADE
     15,000 Daiei Inc                                                     69,326
     10,000 Ito-Yokado Co Ltd                                            497,090
      7,000 JUSCO Co                                                     156,525
      8,000 Marui Co*                                                    134,995
     16,000 Matsushita Electric Works                                    144,970
     26,000 Nippon Oil Co                                                106,550
     10,000 Seven - Eleven Japan                                         748,130
     11,000 Suzuki Motor Company Ltd                                     117,041
                                                                      $1,974,627

SECURITIES & COMMODITIES
     30,000 Daiwa Securities Co Ltd                                      181,546
     43,000 Nomura Securities Co Ltd                                     500,416
     25,000 Yamaichi Securities Company Ltd                               47,382
                                                                        $729,344

TELEPHONE
         80 Nippon Telegraph & Telephone Corp                            678,239
                                                                        $678,239

TRANSPORTATION EQUIPMENT
     23,000 Honda Motor Company Ltd                                      774,314
     23,000 Nippon Express Co Ltd                                        123,890
     89,000 Toyota Motor Corp                                          2,478,387
                                                                      $3,376,591

WHOLESALE TRADE - INDL
      2,000 Hitachi Zosen Corp                                             4,405
     35,000 Mitsubishi Corp                                              299,602
     35,000 Mitsui & Co                                                  265,627
                                                                        $569,634

WHOLESALE TRADE -CONSUMER
     19,000 Bridgestone Corp                                             410,640
     12,000 Fuji Photo Film                                              434,912
                                                                        $845,552

TOTAL JAPAN                --- 75.2%                                 $36,103,461

MALAYSIA --- 0.1%

AGRICULTURE
      1,000 Kuala Lumpur Kepong Bhd                                        2,409
                                                                          $2,409

COMMUNICATIONS
      1,500 Telekom Malaysia Bhd                                           3,908
                                                                          $3,908

CONSUMER SERVICES
      3,000 Renong Bhd*                                                    2,765
      2,000 Resorts World Bhd                                              3,584
                                                                          $6,349

CREDIT INSTITUTIONS
      1,000 Technology Resources Industries Bhd                              976
                                                                            $976

ELECTRIC
      1,000 Tenaga Nasional Bhd                                            2,169
                                                                          $2,169

FOREIGN BANKS
      2,000 Malayan Banking Bhd                                            7,771
      2,000 Malayan United Industries Bhd                                    879
        800 Malayan United Industries Rights*                                  0
      1,000 Public Bank Bhd                                                  630
                                                                          $9,280

FORESTRY
      1,000 Lingui Developments Bhd*                                         716
                                                                            $716

HIGHWAYS
      1,000 UTD Engineers Bhd                                              2,380
                                                                          $2,380

HOLDING & INVEST. OFFICES
        800 AMMB Holdings Bhd                                              1,313
      1,000 Affin Holdings Bhd                                               768
      1,000 Berjaya Sports Toto Bhd                                        2,740
      6,000 Faber Group Bhd*                                               1,753
      3,000 Magnum Corporation Bhd                                         2,358
      1,000 Malaysian Helicopter Services Bhd                                331
      1,000 Multi-Purpose Holdings Bhd                                       527
      1,500 YTL Corporation Bhd*                                           1,671
                                                                         $11,461

MFTG - INDUSTRIAL PRODS
      1,000 Land & General Holdings Bhd                                      436
      1,000 Perusahaan Otomobil Nasional Bhd                               2,410
                                                                          $2,846

OIL & GAS
      1,000 Petronas Gas Bhd                                               2,711
                                                                          $2,711

REAL ESTATE
      1,333 Malaysian Resources Corporation Bhd                              794
                                                                            $794

RETAIL TRADE
      4,000 Sime Darby Bhd                                                 5,783
                                                                          $5,783

TOTAL MALAYSIA --- 0.1%                                                  $51,782

NEW ZEALAND          --- 1.5%

COMMUNICATIONS
     77,200 Telecom Corporation of New Zealand Ltd                       373,763
                                                                        $373,763

HOLDING & INVEST. OFFICES
    115,000 Brierley Investments Ltd                                      88,739
                                                                         $88,739

MFTG - CONSUMER PRODS.
     24,800 Lion Nathan Ltd*                                              59,880
                                                                         $59,880

MFTG - INDUSTRIAL PRODS
     74,000 Carter Holt Harvey Ltd                                       128,940
         56 Fletcher Challenge Ltd*                                           54
     27,800 Fletcher Challenge Paper                                      45,671
                                                                        $174,665

TOTAL NEW ZEALAND          --- 1.5%                                     $697,047

PHILIPPINES          --- 0.2%

CONSUMER SERVICES
     83,900 SM Prime Holdings                                             14,841
     13,620 San Miguel Corp                                               15,349
                                                                         $30,190

ELECTRIC
      6,980 Manila Electric Co                                            21,507
                                                                         $21,507

FOREIGN BANKS
      1,443 Metropolitan Bank & Trust Co*                                 10,086
        900 Philippine Commercial International Bank*                      3,415
                                                                         $13,501

REAL ESTATE
     56,000 Ayala Corp Class B                                            20,770
     16,925 Ayala Land Inc Class B                                         6,639
     35,200 C & P Homes Inc                                                2,661
                                                                         $30,070

TELEPHONE
        900 Philippine Long Distance                                      22,468
                                                                         $22,468

TOTAL PHILIPPINES          --- 0.2%                                     $117,736

SINGAPORE            --- 0.9%

AIR
      7,000 Singapore Airlines Ltd                                        52,478
                                                                         $52,478

COMMUNICATIONS
     36,000 Singapore Telecommunications Ltd                              57,179
                                                                         $57,179

CONSUMER SERVICES
      3,000 Singapore Press*                                              41,360
                                                                         $41,360

FOREIGN BANKS
      6,000 Development Bank of Singapore Ltd                             56,035
     10,200 Oversea-Chinese Banking Corporation Ltd                       56,703
      4,000 Overseas Union Bank Ltd                                       13,342
      8,000 United Overseas Bank Ltd                                      44,219
                                                                        $170,299

MFTG - INDUSTRIAL PRODS
     14,250 Keppel Corporation Ltd                                        45,085
                                                                         $45,085

REAL ESTATE
     17,000 City Developments Ltd                                         71,283
                                                                         $71,283

TOTAL SINGAPORE            --- 0.9%                                     $437,684

THAILAND             --- 0.1%

COMMUNICATIONS
      2,000 Advanced Info Service Public Co Ltd                           10,679
                                                                         $10,679

CREDIT INSTITUTIONS
      2,000 Bank of Ayudhra Ltd                                            1,582
                                                                          $1,582

ELECTRONICS - HIGH TECH
      1,000 Shinawatra Computer Co                                         3,956
                                                                          $3,956

FINANCIAL SERVICES
      5,700 Industrial Finance Corporation of Thailand*                    4,509
                                                                          $4,509

FOREIGN BANKS
      5,300 Bangkok Bank Public Company Ltd                               18,343
      7,800 Krung Thai Bank Public Company Ltd                             2,699
      2,000 Siam Commercial Bank Public Company Ltd                        3,881
      4,200 Thai Farmers Bank Public Company Ltd                          11,422
        100 Thai Military Bank Public Company Ltd                             40
                                                                         $36,385

MFTG - INDUSTRIAL PRODS
        700 Siam Cement Public Company Ltd                                 5,918
                                                                          $5,918

TELEPHONE
      6,100 TelecomAsia Corporation Public Company Ltd*                    2,714
                                                                          $2,714

TOTAL THAILAND             --- 0.1%                                      $65,743

TOTAL COMMON STOCK --- 93.3%                                         $44,745,833
(Cost $56,244,353)

SHORT-TERM INVESTMENTS

UNITED STATES        --- 6.7%

CREDIT INSTITUTIONS
  2,438,000 Prudential Funding Corp                                    2,437,239
                                                                      $2,437,239

ELECTRONICS - HIGH TECH
    800,000 General Electric Co                                          799,386
                                                                        $799,386

TOTAL UNITED STATES        --- 6.7%                                   $3,236,625

TOTAL SHORT-TERM INVESTMENTS --- 6.7%                                 $3,236,625
(Cost $3,236,625)

TOTAL ORCHARD INDEX PACIFIC FUND --- 100.0%                          $47,982,458
(Cost $59,480,978)


The Orchard Series Fund

Orchard Index 500 Fund

COMMON STOCK

AGENCY --- 0.7%
     73,520 Federal National Mortgage Association (nonvtg)             3,561,088
                                                                      $3,561,088

AIR --- 0.4%
      6,470 AMR Corp*                                                    753,347
      5,050 Delta Air Lines Inc                                          508,788
     10,310 Southwest Airlines Co                                        336,364
      6,140 US Air Group Inc*                                            287,813
                                                                      $1,886,312

COMMUNICATIONS --- 3.8%
    112,620 AT&T Corp                                                  5,511,285
     34,880 Airtouch Communications Inc*                               1,347,240
     10,910 Cabletron Systems Inc*                                       316,390
      6,900 Clear Channel Communications Inc*                            455,400
     24,340 Comcast Corp Class A                                         669,350
     19,700 Gannett Company Inc                                        1,035,471
     35,300 Tele-Communications Inc - TCI Group Class A                  809,676
     38,830 Time Warner Inc                                            2,239,986
     33,360 US West Communications Group                               1,328,128
     42,170 US West Media Group*                                       1,064,793
     24,660 Viacom Inc Class B*                                          745,965
     48,970 Westinghouse Electric Corp                                 1,294,620
     62,560 Worldcom Inc*                                              2,103,580
                                                                     $18,921,884

CONSTRUCTION --- 0.0%
      2,120 Centex Corp                                                  124,020
        330 Kaufman & Broad Home Corp                                      7,033
        210 Pulte Corp                                                     7,849
                                                                        $138,902

CONSUMER SERVICES --- 8.52%
      4,650 Allergan Inc                                                 153,157
     18,500 Amgen Inc                                                    911,125
      3,940 Bausch & Lomb Inc                                            154,645
     19,400 Baxter International Inc                                     897,250
      8,590 Becton Dickinson & Co                                        395,672
      7,670 Beverly Enterprises Inc*                                     114,567
      7,780 Biomet Inc                                                   194,010
     69,200 Bristol-Myers Squibb Co                                    6,072,300
      4,040 CR Bard Inc                                                  112,110
     28,390 CUC International Inc*                                       837,505
     11,980 CVS Corp                                                     734,518
     45,410 Columbia/HCA Healthcare Corp                               1,282,832
     77,120 Eli Lilly & Co                                             5,157,400
      7,270 H&R Block Inc                                                268,990
     11,090 HFS Inc*                                                     781,845
      6,970 Harrah's Entertainment Inc*                                  137,218
     23,940 Healthsouth Corp*                                            611,954
     17,380 Hilton Hotels Corp                                           535,513
     11,420 Humana Inc*                                                  239,820
      8,280 ITT Corp*                                                    618,408
      9,290 Ikon Office Solutions, Inc.                                  263,018
     92,310 Johnson & Johnson                                          5,296,286
      2,620 King World Productions Inc                                   123,795
      4,540 Manor Care Inc                                               155,776
      8,890 Marriott International Inc                                   620,078
     32,460 Medtronic Inc                                              1,412,010
     83,810 Merck & Company Inc                                        7,480,043
     12,500 Mirage Resorts Inc*                                          312,500
     17,570 Service Corporation International                            534,778
      6,460 St Jude Medical Inc*                                         195,816
     21,120 Tenet Healthcare Corp*                                       645,469
     46,810 The Walt Disney Co                                         3,850,123
     13,140 United Healthcare Corp                                       608,540
      5,140 United States Surgical Corp                                  138,456
      7,070 Whitman Corp                                                 185,588
                                                                     $42,033,115

CREDIT INSTITUTIONS --- 9.42%
     32,560 American Express Co                                        2,539,680
     40,420 Banc One Corp                                              2,106,892
     26,290 Bank of New York Company Inc                               1,237,260
     48,340 BankAmerica Corp                                           3,456,310
     10,210 BankBoston Corp                                              827,643
      6,960 Bankers Trust New York Corp                                  821,280
     13,840 Barnett Banks Inc                                            954,960
      3,740 Beneficial Corp                                              286,809
     29,330 Chase Manhattan Corp                                       3,383,949
     31,800 Citicorp                                                   3,976,972
      7,380 Comerica Inc                                                 583,477
     14,160 Corestates Financial Corp                                  1,030,140
      7,500 Countrywide Credit Industries Inc                            257,340
     10,720 Fifth Third Bancorp                                          687,420
     20,540 First Chicago NBD Corp                                     1,494,285
     39,020 First Union Corp                                           1,914,399
     17,290 Fleet Financial Group Inc                                  1,111,954
      3,840 Golden West Financial Corp                                   333,120
      6,880 HF Ahmanson & Co                                             405,920
      7,470 Household International Inc                                  845,978
     13,300 Huntington Bancshares Inc                                    429,750
     12,440 JP Morgan & Company Inc                                    1,365,290
     15,070 Keycorp                                                      922,088
     34,775 MBNA Corp                                                    915,000
     17,480 Mellon Bank Corp                                             901,304
     14,960 National City Corp                                           893,860
     49,380 NationsBank Corp                                           2,956,628
     51,960 Norwest Corp                                               1,665,942
     21,350 PNC Bank Corp                                              1,014,125
     11,100 State Street Boston Corp                                     618,825
     14,870 Suntrust Banks Inc                                           963,754
     16,983 U S Bancorp                                                1,726,950
     11,120 Wachovia Corp                                                837,469
     17,490 Washington Mutual Inc                                      1,196,963
      6,070 Wells Fargo & Co                                           1,768,646
                                                                     $46,432,382

ELECTRIC --- 2.3%
     13,240 American Electric Power Company Inc                          625,590
     10,410 Baltimore Gas & Electric Co                                  285,619
     10,610 Carolina Power & Light Co                                    379,307
     14,760 Central & South West Corp                                    318,255
     11,020 Cinergy Corp                                                 363,660
     16,470 Consolidated Edison Company of New York Inc                  564,097
     10,110 DTE Energy Co                                                310,882
     12,930 Dominion Resources Inc                                       480,828
     25,064 Duke Power Co                                              1,209,338
     27,620 Edison International                                         707,763
     16,970 Entergy Corp                                                 414,696
     12,730 FPL Group Inc                                                657,976
      8,390 GPU Inc                                                      303,609
     20,044 Houston Industries Inc                                       435,957
     10,110 Niagara Mohawk Power Corp*                                    97,936
      5,150 Northern States Power Co                                     259,431
     10,610 Ohio Edison Co                                               262,598
     11,520 PP&L Resources Inc                                           249,120
     20,620 PacifiCorp                                                   447,186
     15,460 Peco Energy Co                                               350,741
     16,180 Public Service Enterprise Group Inc                          419,661
     47,610 Southern Co                                                1,092,031
     16,781 Texas Utilities Co                                           602,018
     15,160 Unicom Corp                                                  424,480
      7,070 Union Electric Co                                            266,447
                                                                     $11,529,226

ELECTRONICS - HIGH TECH --- 13.6%
     15,360 AMP Inc                                                      691,200
      5,100 Adobe Systems Inc                                            243,525
      9,800 Advanced Micro Devices Inc*                                  225,400
      2,020 Aeroquip-Vickers Inc                                         105,165
      6,460 Andrew Corp*                                                 149,788
      8,890 Apple Computer Inc*                                          151,405
     25,160 Applied Materials Inc*                                       839,715
      6,660 Black & Decker Corp                                          253,493
     13,430 Boston Scientific Corp*                                      611,065
      1,820 Briggs & Stratton Corp                                        90,545
     46,390 Cisco Systems Inc*                                         3,805,418
     52,547 Compaq Computer Corp*                                      3,349,871
      8,280 DSC Communications Corp*                                     201,825
        430 Data General Corp*                                             8,278
     22,960 Dell Computer Corp*                                        1,839,670
     10,710 Digital Equipment Corp*                                      536,164
     22,550 Eastman Kodak Co                                           1,350,181
     30,740 Emerson Electric Co                                        1,611,913
    227,080 General Electric Co                                       14,660,739
      3,630 General Signal Corp                                          145,654
      5,660 Harris Corp                                                  246,918
     72,070 Hewlett-Packard Co                                         4,445,782
      8,890 Honeywell Inc                                                605,071
    113,240 Intel Corp                                                 8,719,480
         30 Intergraph Corp*                                                 323
     68,180 International Business Machines Corp                       6,685,867
      5,960 Johnson Controls Inc                                         267,455
      5,900 KLA-Tencor Corp*                                             259,228
      9,890 LSI Logic Corp*                                              215,721
      6,970 Maytag Corp                                                  232,624
     14,750 Micron Technology Inc*                                       395,477
     41,250 Motorola Inc                                               2,547,188
     10,200 National Semiconductor Corp*                                 367,200
     10,300 NextLevel Systems, Inc.*                                     139,050
     18,290 Northern Telecom Ltd                                       1,640,375
     24,360 Novell Inc*                                                  205,525
     30,610 PG&E Corp                                                    782,453
      3,130 Perkin-Elmer Corp                                            195,625
      3,130 Polaroid Corp                                                140,653
     16,380 Raytheon Co                                                  888,615
      5,550 Scientific-Atlanta Inc                                       103,019
     16,990 Seagate Technology Inc*                                      460,854
     12,430 Silicon Graphics Inc*                                        182,559
     25,570 Sun Microsystems Inc*                                        875,773
      2,320 Tektronix Inc                                                137,170
     12,630 Tellabs Inc*                                                 682,020
     13,340 Texas Instruments Inc                                      1,423,205
     10,610 Thermo Electron Corp*                                        395,880
      3,840 Thomas & Betts Corp                                          191,040
     12,230 Unisys Corp*                                                 162,806
      3,540 WW Grainger Inc                                              309,527
      5,150 Whirlpool Corp                                               312,219
     22,640 Xerox Corp                                                 1,795,624
                                                                     $66,883,340

ENVIRONMENTAL SERVICES --- 0.3%
     13,560 Browning-Ferris Industries Inc                               440,700
     22,930 Laidlaw Inc Class B                                          323,886
      4,040 Safety-Kleen Corp                                             89,385
     31,460 Waste Management Inc                                         735,378
                                                                      $1,589,349

FINANCIAL SERVICES --- 0.2%
      9,500 Green Tree Financial Corp                                    400,188
      3,840 Republic New York Corp                                       406,318
                                                                        $806,506

FORESTRY --- 0.5%
      3,930 Boise Cascade Corp                                           136,076
      6,370 Georgia-Pacific Corp                                         540,252
     21,020 International Paper Co                                       945,900
      7,680 Louisiana-Pacific Corp                                       161,280
     13,850 Weyerhaeuser Co                                              661,338
                                                                      $2,444,846

GAS --- 0.7%
      3,940 Columbia Gas System Inc                                      284,665
      6,770 Consolidated Natural Gas Co                                  366,000
        210 Eastern Enterprises                                            8,229
     21,190 Enron Corp                                                   805,220
      3,530 Nicor Inc                                                    136,124
        220 OneOk Inc                                                      7,549
      5,860 Pacific Enterprises                                          191,546
      2,520 Peoples Energy Corp                                           90,090
      6,060 Sonat Inc                                                    278,378
     11,730 Tenneco Inc                                                  527,111
     11,020 Williams Companies Inc                                       561,326
                                                                      $3,256,238

HIGHWAYS --- 0.0%
      5,460 Ryder System Inc                                             191,100
                                                                        $191,100

HOLDING & INVEST. OFFICES --- 0.19%
     11,530 Cognizant Corp                                               451,826
      7,980 MGIC Investment Corp                                         481,290
                                                                        $933,116

INDUSTRIAL SERVICES --- 5.2%
      3,430 Autodesk Inc                                                 126,910
     20,220 Automatic Data Processing Inc                              1,033,747
      5,750 Ceridian Corp*                                               224,606
     25,170 Computer Associates International Inc                      1,876,725
      5,450 Computer Sciences Corp*                                      386,607
      5,760 Deluxe Corp                                                  188,640
     11,930 Dun & Bradstreet Corp                                        340,745
        330 EG&G Inc                                                       6,827
     10,600 Equifax Inc                                                  329,257
     30,840 First Data Corp                                              896,272
      5,960 Fluor Corp                                                   245,105
      2,930 Foster Wheeler Corp                                           96,139
     13,800 HBO & Co                                                     600,300
      8,690 Interpublic Group of Companies Inc                           412,775
     44,480 Lucent Technologies Inc                                    3,666,798
     83,100 Microsoft Corp*                                           10,803,000
      3,230 National Service Industries Inc                              142,928
     68,035 Oracle Systems Corp*                                       2,434,360
      8,900 Parametric Technology Corp*                                  392,713
     10,010 Pitney Bowes Inc                                             793,913
      1,810 Shared Medical Systems Corp                                   99,098
      3,740 Western Atlas Inc*                                           322,339
                                                                     $25,419,804

INSURANCE --- 4.7%
     11,720 AON Corp                                                     632,142
     10,410 Aetna Inc                                                    739,755
     30,130 Allstate Corp                                              2,498,892
     17,172 American General Corp                                        875,772
     48,625 American International Group Inc                           4,962,765
     11,930 Chubb Capital Corp                                           790,362
      5,150 Cigna Corp                                                   799,537
     13,100 Conseco Inc                                                  571,487
      5,560 General Re Corp                                            1,096,360
      8,290 Hartford Financial Services Group Inc                        671,490
      4,950 Jefferson-Pilot Corp                                         382,694
      6,980 Lincoln National Corp                                        479,875
      7,980 Loews Corp                                                   891,262
      6,260 MBIA Inc                                                     374,035
     11,700 Marsh & McLennan Companies Inc                               830,700
      5,000 Progressive Corp                                             521,250
      6,570 Providian Financial Corp                                     243,090
      9,690 SafeCo Corp                                                  461,486
      5,860 St Paul Companies Inc                                        468,431
     13,650 SunAmerica Inc                                               490,540
      9,600 Torchmark Corp                                               382,800
      4,550 TransAmerica Corp                                            459,263
     44,480 Travelers Group Inc                                        3,113,600
      7,780 USF&G Corp                                                   157,545
      9,800 Unum Corp                                                    477,750
                                                                     $23,372,883

MFTG - CONSUMER PRODS. --- 10.26%
      2,720 Adolph Coors Co Class B                                       96,049
      3,940 Alberto-Culver Co Class B                                    118,937
      5,350 American Greetings Corp Class A                              185,576
     34,170 Anheuser-Busch Companies Inc                               1,364,647
     38,830 Archer-Daniels-Midland Co                                    863,967
      9,300 Avon Products Inc                                            609,150
      4,850 Brown-Forman Corp Class B                                    238,557
      6,970 Brunswick Corp                                               235,237
     10,010 CPC International Inc                                        990,990
     31,840 Campbell Soup Co                                           1,641,734
    172,080 Coca-Cola Co                                               9,722,520
     20,520 Colgate-Palmolive Co                                       1,328,670
     32,860 ConAgra Inc                                                  989,907
      6,770 Dow Jones & Company Inc                                      314,805
      5,150 Fruit of the Loom Inc Class A*                               134,219
     11,110 General Mills Inc                                            733,260
     38,820 Gillette Co                                                3,457,387
     25,770 HJ Heinz Co                                                1,196,681
      4,950 Harcourt General Inc                                         247,807
      8,790 Hasbro Inc                                                   254,910
      9,810 Hershey Foods Corp                                           542,003
      7,680 International Flavors & Fragrances Inc                       371,520
        220 John H Harland Co                                              4,936
        330 Jostens Inc                                                    7,693
     28,620 Kellogg Co                                                 1,232,434
      6,070 Knight-Ridder Inc                                            317,158
      4,950 Liz Claiborne Inc                                            250,901
     11,520 Masco Corp                                                   505,440
     20,100 Mattel Inc                                                   781,388
      6,870 McGraw-Hill Companies Inc                                    449,126
      3,740 Meredith Corp                                                127,392
      6,770 New York Times Co Class A                                    370,658
     11,120 Newell Co                                                    426,730
    106,170 Pepsico Inc                                                3,908,330
    168,030 Philip Morris Companies Inc                                6,658,189
      7,360 Pioneer Hi-Bred International Inc                            674,360
      9,600 Quaker Oats Co                                               459,600
     10,310 RR Donnelley & Sons Co                                       336,364
      7,480 Ralston-Ralston Purina Group                                 671,330
     10,510 Rubbermaid Inc                                               252,892
        330 Russell Corp                                                   9,694
     33,360 Sara Lee Corp                                              1,705,530
     25,880 Seagram Company Ltd                                          871,820
        210 Springs Industries Inc Class A                                 9,739
      6,670 The Times Mirror Co Class A                                  361,014
      8,690 Tribune Co                                                   479,036
      4,240 Tupperware Corp                                              106,263
     12,840 UST Inc                                                      384,391
     44,080 Unilever NV ADR                                            2,352,770
      4,440 VF Corp                                                      396,825
      7,780 Willamette Industries Inc                                    257,222
      8,080 Wm Wrigley Jr Co                                             584,790
                                                                     $50,592,548

MFTG - INDUSTRIAL PRODS --- 11.8%
     23,930 3Com Corp*                                                   991,587
     53,290 Abbott Laboratories                                        3,267,316
      7,680 Air Products & Chemicals Inc                                 583,680
     15,770 Alcan Aluminium Ltd                                          450,423
     12,330 Allegheny Teledyne Inc                                       324,427
     12,130 Aluminum Company of America                                  885,490
      5,860 Alza Corp                                                    152,723
     44,980 American Home Products Corp                                3,334,142
        880 Armco Inc*                                                     5,060
      2,930 Armstrong World Industries Inc                               195,027
        220 Ball Corp                                                      7,700
     14,540 Bay Networks Inc*                                            459,827
      3,740 Bemis Company Inc                                            142,587
        880 Bethlehem Steel Corp*                                          8,800
      5,150 Case Corp                                                    308,032
     26,080 Caterpillar Inc                                            1,336,600
      6,670 Champion International Corp                                  368,097
        330 Cincinnati Milacron Inc                                        9,157
      7,180 Clorox Co                                                    502,600
      8,580 Cooper Industries Inc                                        447,232
      5,560 Cooper Tire & Rubber Co                                      117,800
     16,170 Corning Inc                                                  729,671
      3,230 Crane Co                                                     134,245
      8,890 Crown Cork & Seal Company Inc                                400,601
     17,490 Deere & Co                                                   920,411
      7,780 Dover Corp                                                   525,150
     15,780 Dow Chemical Co                                            1,432,035
     78,400 EI DuPont De Nemours & Co                                  4,459,000
     17,170 EMC Corp*                                                    961,520
      5,550 Eastman Chemical Co                                          330,919
      4,640 Ecolab Inc                                                   220,688
     10,010 Engelhard Corp                                               173,924
     13,060 Fort James Corp                                              518,312
     10,810 Goodyear Tire & Rubber Co                                    676,976
      4,140 Great Lakes Chemical Corp                                    194,580
     10,300 Guidant Corp                                                 592,250
      3,530 Harnischfeger Industries Inc                                 138,994
      6,870 Hercules Inc                                                 315,161
      8,390 ITT Industries Inc                                           264,805
     17,380 Illinois Tool Works Inc                                      854,870
     11,620 Ingersoll-Rand Co                                            452,448
        430 Inland Steel Industries Inc                                    8,439
     38,620 Kimberly-Clark Corp                                        2,005,807
      5,150 Mallinckrodt Inc                                             193,125
      3,740 Mead Corp                                                    226,270
         53 Meritor Automotive Inc*                                        1,183
      3,030 Millipore Corp                                               118,549
     28,910 Minnesota Mining & Manufacturing Co                        2,645,265
     40,940 Monsanto Co                                                1,750,185
      6,170 Moore Corporation Ltd                                         99,874
      9,800 Morton International Inc                                     323,400
         30 Nacco Industries Inc Class A                                   3,090
      4,750 Nalco Chemical Co                                            190,000
      6,160 Nucor Corp                                                   321,860
      9,800 Owens-Illinois Inc*                                          338,100
     12,440 PPG Industries Inc                                           704,415
      8,880 Pall Corp                                                    183,701
      7,875 Parker Hannifin Corp                                         329,270
     89,760 Pfizer Inc                                                 6,350,520
     35,180 Pharmacia & Upjohn Inc                                     1,116,965
      2,020 Potlatch Corp                                                100,748
     11,110 Praxair Inc                                                  483,974
      3,030 Raychem Corp                                                 274,403
      5,140 Reynolds Metals Co                                           313,216
     14,460 Rockwell International New                                   708,540
      4,340 Rohm & Haas Co                                               361,574
     50,860 Schering-Plough Corp                                       2,851,313
     12,120 Sherwin-Williams Co                                          336,330
      6,970 Sigma Aldrich Corp                                           244,821
      4,240 Snap-On Inc                                                  182,320
      6,970 Stone Container Corp Series E                                 84,072
      3,940 Temple-Inland Inc                                            226,058
      3,840 The BF Goodrich Co                                           171,118
      6,260 The Stanley Works                                            264,485
      4,540 The Timken Co                                                152,090
     36,920 Tyco International Ltd                                     1,393,730
     20,110 USX-Marathon Group                                           718,933
      6,060 USX-US Steel Group                                           206,040
      4,850 Union Camp Corp                                              262,807
      8,590 Union Carbide Corp                                           392,451
      5,060 WR Grace & Co                                                344,080
     18,900 Warner-Lambert Co                                          2,706,234
      7,170 Westvaco Corp                                                235,262
      6,760 Worthington Industries Inc                                   139,844
                                                                     $58,259,328

MINING --- 0.5%
      3,030 Asarco Inc                                                    82,946
     25,970 Barrick Gold Corp                                            533,995
     16,170 Battle Mountain Gold Co                                       99,041
      6,570 Cyprus Amax Minerals Co                                      137,556
      1,100 Echo Bay Mines Ltd                                             4,468
     13,740 Freeport-McMoran Copper & Gold Inc Class B                   328,894
     10,310 Homestake Mining Co                                          127,586
     11,720 Inco Ltd                                                     241,725
     10,913 Newmont Mining Corp                                          381,955
      4,150 Phelps Dodge Corp                                            308,656
     16,680 Placer Dome Inc                                              258,540
                                                                      $2,505,362

OIL & GAS --- 9.0%
      6,370 Amerada Hess Corp                                            391,354
     34,070 Amoco Corp                                                 3,123,776
      4,300 Anadarko Petroleum Corp                                      314,975
      6,300 Apache Corp                                                  264,600
      5,240 Ashland Inc                                                  249,880
     22,240 Atlantic Richfield Co                                      1,830,619
     11,810 Baker Hughes Inc                                             542,516
     12,220 Burlington Resources Inc                                     598,010
     45,390 Chevron Corp                                               3,764,510
      7,380 Coastal Corp                                                 443,722
     12,130 Dresser Industries Inc                                       510,976
    171,680 Exxon Corp                                                10,547,504
     17,580 Halliburton Co                                             1,048,208
      1,810 Helmerich & Payne Inc                                        146,043
      3,430 Kerr-McGee Corp                                              231,738
      3,940 McDermott International Inc                                  143,069
     54,580 Mobil Corp                                                 3,974,079
     23,150 Occidental Petroleum Corp                                    645,306
      7,380 Oryx Energy Co*                                              203,408
      3,330 Pennzoil Co                                                  246,420
     18,200 Phillips Petroleum Co                                        880,425
      6,060 Rowan Companies Inc*                                         235,583
    148,700 Royal Dutch Petroleum Co ADR                               7,825,338
         60 Santa Fe Energy Resources Inc                                    784
     34,360 Schlumberger Ltd                                           3,006,500
      5,050 Sun Company Inc                                              202,313
     36,600 Texaco Inc                                                 2,083,894
     17,690 Union Pacific Resources Group Inc                            435,616
     17,190 UnoCal Corp                                                  709,088
                                                                     $44,600,254

OTHER TRANS. SERVICES --- 0.2%
      2,730 Caliber System Inc                                           142,301
      2,620 FMC Corp*                                                    211,727
      7,980 Federal Express Corp*                                        532,665
                                                                        $886,693

RAILROADS --- 0.8%
     10,810 Burlington Northern Santa Fe Corp                          1,026,950
     15,160 CSX Corp                                                     829,055
     26,170 Norfolk Southern Corp                                        840,711
     17,180 Union Pacific Corp                                         1,052,275
                                                                      $3,748,991

RETAIL TRADE --- 5.2%
     17,190 Albertson's Inc                                              633,881
     19,020 American Stores Co                                           488,567
     10,610 Autozone Inc*                                                313,653
        880 Charming Shoppes Inc*                                          4,564
      6,870 Circuit City Stores Inc                                      273,941
     10,720 Darden Restaurants Inc                                       121,940
     15,160 Dayton Hudson Corp                                           952,230
      7,780 Dillards Inc Class A                                         298,558
     14,550 Federated Department Stores Inc*                             640,200
     11,930 Fortune Brands, Inc                                          394,430
     18,610 Gap Inc                                                      989,810
     12,635 Genuine Parts Co                                             395,627
      4,140 Giant Food Inc Class A                                       126,788
        320 Great Atlantic & Pacific Tea Company Inc                       9,820
     50,640 Home Depot Inc                                             2,816,850
     17,270 JC Penney & Company Inc                                    1,013,524
     33,960 K Mart Corp*                                                 447,831
     17,680 Kroger Co*                                                   576,810
     19,000 Limited Inc                                                  447,678
        330 Longs Drug Stores Corp                                         8,270
     12,230 Lowe's Companies Inc                                         509,074
     16,290 May Department Stores Co                                     877,624
     47,830 McDonald's Corp                                            2,143,358
      2,620 Mercantile Stores Company Inc                                154,415
      5,460 Nordstrom Inc                                                334,425
      3,840 Owens Corning                                                131,520
      4,440 Pep Boys - Manny Moe & Jack                                  111,830
      8,590 Rite Aid Corp                                                510,031
     27,090 Sears Roebuck & Co                                         1,134,394
     11,400 TJX Companies Inc                                            337,725
      7,480 Tandy Corp                                                   257,125
     20,000 Toys R Us Inc*                                               681,240
     10,617 Tricon Global Restaurants*                                   321,823
    157,040 Wal-Mart Stores Inc                                        5,516,030
     34,160 Walgreen Co                                                  960,750
      9,290 Wendy's International Inc                                    195,090
     10,510 Winn-Dixie Stores Inc                                        390,184
      9,500 Woolworth Corp*                                              180,500
                                                                     $25,702,110

SECURITIES & COMMODITIES --- 1.0%
     18,550 Charles Schwab & Company Inc                                 633,019
     23,040 Merrill Lynch & Co Inc                                     1,558,080
     40,721 Morgan Stanley Group                                       1,995,329
      7,480 Salomon Inc                                                  581,099
                                                                      $4,767,527

TELEPHONE --- 4.2%
     13,040 Alltel Corp                                                  461,290
     38,110 Ameritech Corp                                             2,477,150
     53,783 Bell Atlantic Corp                                         4,295,917
     68,850 Bellsouth Corp                                             3,257,431
     11,520 Frontier Corp                                                249,120
     66,330 GTE Corp                                                   2,814,846
     48,020 MCI Communications Corp                                    1,704,710
     63,384 SBC Communications Inc                                     4,032,807
     29,820 Sprint Corp                                                1,550,640
                                                                     $20,843,911

TRANSPORTATION EQUIPMENT --- 3.9%
     39,220 Allied-Signal Inc                                          1,411,920
     46,750 Chrysler Corp                                              1,647,937
      2,730 Cummins Engine Company Inc                                   166,358
      7,370 Dana Corp                                                    345,004
      5,450 Eaton Corp                                                   526,606
      4,440 Echlin Inc                                                   145,410
        320 Fleetwood Enterprises Inc                                      9,700
     82,800 Ford Motor Co                                              3,617,284
      4,440 General Dynamics Corp                                        360,470
     50,570 General Motors Corp Ser D                                  3,245,937
     13,440 Lockheed Martin Corp                                       1,277,633
      5,150 Navistar International Corp*                                 119,413
      4,640 Northrop Grumman Corp                                        506,920
      5,560 Paccar Inc                                                   250,545
      8,590 TRW Inc                                                      491,778
     11,520 Textron Inc                                                  665,994
     69,448 The Boeing Co                                              3,324,823
     16,280 United Technologies Corp                                   1,139,600
                                                                     $19,253,332

U.S. GOVERNMENTS --- 0.4%
     48,240 Federal Home Loan Mortgage Corp                            1,827,090
                                                                      $1,827,090

WHOLESALE TRADE -CONSUMER --- 1.9%
      7,180 Avery Dennison Corp                                          285,850
      7,600 Cardinal Health Inc                                          564,300
     14,860 Costco Companies Inc*                                        572,110
        320 Fleming Companies Inc                                          5,400
     20,110 Nike Inc Class B                                             945,170
     93,720 Procter & Gamble Co                                        6,372,960
      3,940 Reebok International Ltd*                                    145,288
      4,250 SuperValu Inc                                                155,656
     12,230 Sysco Corp                                                   489,200
                                                                      $9,535,934

TOTAL COMMON STOCK --- 99.8%                                        $491,923,171
(Cost $505,614,599)

SHORT-TERM INVESTMENTS

CREDIT INSTITUTIONS --- 0.2%
  1,096,000 Prudential Funding Corp                                    1,095,658
                                                                      $1,095,658

TOTAL SHORT-TERM INVESTMENTS --- 0.2%                                 $1,095,658
(Cost $1,095,658)

TOTAL ORCHARD INDEX 500 FUND --- 100.0%                             $493,018,829
(Cost $506,710,257)


The Orchard Series Fund

Orchard Index 600 Fund

COMMON STOCK

AGRICULTURE --- 0.7%
        600 Dekalb Genetics Corp Class B                                  21,525
        500 Delta & Pine Land Co                                          18,625
                                                                         $40,150

AIR --- 1.1%
        450 Air Express International Corp                                13,781
        700 Comair Holdings Inc                                           25,725
        400 Mesa Air Group Inc*                                            2,150
        300 Offshore Logistics Inc*                                        6,300
        300 Pittston Brink's Group                                         8,156
        200 Skywest Inc                                                    4,850
                                                                         $60,962

COMMUNICATIONS --- 1.0%
        300 ACC Corp*                                                     11,887
        400 Allen Group Inc*                                               7,575
        200 Commnet Cellular Inc*                                          6,925
        600 General Communication Inc Class A*                             4,500
        300 HA-LO Industries Inc*                                          8,400
        300 Metro Networks Inc*                                            9,300
        300 NTN Communications Inc*                                          581
        500 Picturetel Corp*                                               4,625
        300 TCSI Corp*                                                     2,063
                                                                         $55,856

CONSTRUCTION --- 1.3%
        200 Acme Metals Inc*                                               2,662
        400 Apogee Enterprises Inc                                         9,550
        100 Continental Homes Holding Corp                                 3,012
        400 Geon Co                                                        8,675
        400 Insituform Technologies Inc Class A*                           3,800
        300 MDC Holdings Inc                                               3,338
        800 Morrison Knudsen Corp*                                         9,400
        200 Southern Energy Homes Inc*                                     1,837
        500 Standard Pacific Corp                                          5,438
        200 The Ryland Group Inc                                           3,575
        500 Toll Brothers Inc*                                            11,063
        200 US Home Corp*                                                  7,100
                                                                         $69,450

CONSUMER SERVICES --- 7.4%
        100 Angelica Corp                                                  1,950
        700 Aztar Corp*                                                    4,987
        200 CPI Corp                                                       5,200
        200 Carmike Cinemas Inc Class A*                                   6,500
        300 Central Parking Corp                                          16,387
      2,700 Cineplex Odeon Corp*                                           3,712
        500 Coventry Corp*                                                 6,968
        500 DeVry Inc*                                                    13,187
        400 Enzo Biochem Inc*                                              6,800
        300 Franklin Covey Co*                                             6,731
        300 G&K Services Inc Class A                                      10,800
        100 GC Companies Inc*                                              4,300
        500 Genesis Health Ventures Inc*                                  12,250
        100 Global Motorsport Group Inc*                                   1,525
        400 Grancare Inc*                                                  4,500
        600 Grand Casinos Inc*                                             8,062
        300 Hollywood Park Inc*                                            5,625
        200 Insurance Auto Actions Inc*                                    2,350
        632 Integrated Health Services Inc                                20,066
        600 Interim Services Inc*                                         15,712
        400 Lincare Holdings Inc*                                         21,450
        300 Living Centers of America Inc*                                12,094
        400 Magellan Health Services Inc*                                 11,525
        400 Mariner Health Group Inc*                                      5,875
        400 National Auto Credit Inc*                                      2,975
        500 North American Vaccine Inc*                                   12,563
        700 Orthodontic Centers of America Inc*                           12,118
        800 Phycor Inc*                                                   18,450
        400 Players International Inc*                                     1,400
        500 Primadonna Resorts Inc*                                        8,750
        600 Prime Hospitality Corp*                                       12,225
        500 Regal Cinemas Inc*                                            11,500
        300 Regis Corp                                                     7,200
        500 Renal Care Group Inc*                                         16,750
        400 Renal Treatment Centers Inc*                                  13,275
        700 Rollins Truck Leasing Corp                                    11,638
        400 Sequus Pharmaceuticals Inc*                                    3,600
        200 Showboat Inc                                                   3,975
        300 Sierra Health Services Inc*                                   11,081
        300 The Marcus Corp                                                8,400
        500 Universal Health Services Inc Class B*                        22,031
        500 Westwood One Inc*                                             15,344
                                                                        $401,831

CREDIT INSTITUTIONS --- 5.31%
        400 Astoria Financial Corp                                        20,900
        300 Commercial Federal Corp                                       14,550
        300 Cullen/Frost Bankers Inc                                      15,150
        600 Deposit Guaranty Corp                                         22,125
        400 First Commercial Corp                                         19,800
        200 FirstBank Puerto Rico                                          6,725
      1,000 FirstMerit Corp                                               25,500
        400 Magna Group Inc                                               15,800
        600 Provident Financial Group Inc                                 27,600
        500 Riggs National Corp                                           11,500
        450 St Paul Bancorp Inc                                           10,800
        700 TCF Financial Corp                                            39,813
        200 US Trust Corp                                                 11,700
        300 Whitney Holding Corp                                          14,850
        800 Zions Bancorp                                                 31,100
                                                                        $287,913

ELECTRIC --- 1.5%
        100 Bangor Hydro Electric Co                                         606
        300 Central Hudson Gas & Electric Corp                            10,631
        200 Central Vermont Public Service Corp                            2,675
        300 Commonwealth Energy System Co                                  8,587
        300 Eastern Utilities Associates                                   6,337
        200 Energen Corp                                                   7,237
        100 Green Mountain Power Corp                                      1,794
        100 Interstate Power Co                                            3,163
        200 Orange & Rockland Utilities Inc                                7,162
        200 Pennsylvania Enterprises Inc                                   5,300
        500 Sierra Pacific Resources                                      15,219
        200 TNP Enterprises Inc                                            5,075
        200 United Illuminating Co                                         7,800
                                                                         $81,586

ELECTRONICS - HIGH TECH --- 14.2%
        300 ADAC Laboratories*                                             5,850
        200 Alliant Techsystems Inc*                                      11,900
        200 Amtech Corp*                                                     800
        700 Anixter International Inc*                                    13,212
        400 Applied Magnetics Corp*                                        9,200
        700 Aspect Telecommunications Corp*                               16,800
        400 Auspex Systems Inc*                                            4,650
        400 Baldor Electric Co                                            11,700
        400 Ballard Medical Products Co                                    9,025
        200 Benchmark Electronics Inc*                                     4,987
        500 Boston Technology Inc*                                        13,562
        200 Broadband Technolgies Inc*                                     1,231
        100 C COR Electronics Inc*                                         1,600
        600 C-Cube Microsystems Inc*                                      14,250
        200 California Microwave Inc*                                      3,212
        100 Centigram Communications Corp*                                 1,662
        600 Checkpoint Systems Inc                                         9,600
        300 Chips & Technologies Inc*                                      4,762
        200 Circon Corp*                                                   3,150
        600 Cognex Corp*                                                  16,050
        200 Coherent Inc*                                                  7,800
        100 Collagen Corp                                                  1,975
        300 Comverse Technology Inc*                                      12,375
        300 Cyrix Corp*                                                    8,850
        400 Dallas Semiconductor Corp                                     19,550
        300 Daniel Industries Inc                                          6,037
        200 Digi International Inc*                                        3,025
        200 Digital Microwave Corp*                                        7,200
        200 Dionex Corp*                                                   9,975
        200 Electro Scientific Industries Inc*                             9,700
        300 Electroglas Inc*                                               5,700
        200 Envoy Corp*                                                    5,600
        300 Etec Systems Inc*                                             13,387
        200 Fluke Corp                                                     4,812
        900 Geotek Communications Inc*                                     3,262
        300 Gulf South Medical Supply Inc*                                 9,900
        200 Hadco Corp*                                                   11,075
        100 Harmon Industries Inc                                          2,712
        200 Hologic Inc*                                                   5,125
        700 Input/Output Inc*                                             18,768
        200 Integrated Circuit Systems Inc*                                6,850
        800 International Rectifier Corp*                                 10,950
        200 Intervoice Inc*                                                1,875
        400 Invacare Corp                                                  9,200
        300 Juno Lighting Inc                                              5,400
        600 Kemet Corp*                                                   13,050
        800 Komag Inc*                                                    13,850
        200 Kuhlman Corp                                                   6,975
        300 Lattice Semiconductor Corp*                                   15,019
        300 Marshall Industries*                                          10,519
        400 Mentor Corp                                                   14,575
        500 Methode Electronics Inc Class A                                9,875
        200 National Computer Systems Inc                                  7,600
        300 Network Equipment Technologies Inc*                            5,100
        300 Oak Industries Inc*                                            8,606
        800 P-Com Inc*                                                    16,100
        200 Pacific Scientific Co                                          2,925
        200 Park Electrochemical Corp                                      5,675
        200 Plexus Corp*                                                   5,950
        700 Read-Rite Corp*                                               13,913
        300 Resound Corp*                                                  1,650
        300 Respironics Inc*                                               8,438
        100 Rival Co                                                       1,550
        400 Royal Appliance Manufacturing Co*                              3,150
        400 Safeskin Corp*                                                18,150
        300 Sanmina Corp*                                                 22,425
        200 Spacelabs Inc*                                                 4,425
        200 Speedfam International Inc*                                    7,425
        200 Standard Microsystems Corp*                                    2,312
        500 Steris Corp*                                                  19,875
        500 Summit Technology Inc*                                         4,156
        300 Sunrise Medical Inc*                                           4,631
        200 Symmetricom Inc*                                               3,062
        300 Tecnol Medical Products Inc*                                   6,450
        200 Thomas Industries Inc                                          6,000
        100 Three Five Systems Inc*                                        2,075
        400 Tracor Inc*                                                   10,700
        300 Trimble Navigation Ltd*                                        6,075
        800 Unitrode Corp*                                                21,450
        700 VLSI Technology Inc*                                          20,738
        300 Valence Technology Inc*                                        2,438
        700 Vanstar Corp*                                                  9,143
        600 Vicor Corp*                                                   19,350
        200 Visx Inc*                                                      4,575
        200 Vital Signs Inc                                                3,875
        450 Vitesse Semiconductor Corp*                                   19,519
        100 Watkins Johnson Co                                             3,100
        300 X-Rite Inc                                                     5,813
        400 Zebra Technologies Corp Class A*                              12,500
        300 Zilog Inc*                                                     5,719
        100 Zoll Medical Corp*                                               625
                                                                        $769,432

ENVIRONMENTAL SERVICES --- 0.1%
        400 OHM Corp*                                                      3,450
        200 Tetra Technologies Inc*                                        4,612
                                                                          $8,062

GAS --- 2.3%
        400 Atmos Energy Corp                                             10,100
        200 Cascade Natural Gas Corp                                       3,337
        100 Connecticut Energy Corp                                        2,419
        400 KCS Energy Inc                                                10,525
        500 KN Energy Inc                                                 21,750
        300 New Jersey Resources Corp                                      9,713
        300 Northwest Natural Gas Co                                       7,388
        400 Piedmont Natural Gas Company Inc                              11,200
        500 Pogo Producing Co                                             18,094
        300 Public Service Company of North Carolina Inc                   6,056
        400 Southwest Gas Corp                                             7,525
        400 Southwestern Energy Co                                         4,850
        300 Wicor Inc                                                     12,938
                                                                        $125,895

HOLDING & INVEST. OFFICES --- 2.25%
        400 Centura Banks Inc                                             23,150
        200 Cilcorp Inc                                                    8,175
        300 Coast Savings Financial Inc*                                  17,606
        200 Eaton Vance Corp                                               7,225
        100 JSB Financial Inc                                              4,819
        600 Keystone Financial Inc                                        20,625
        200 Onbancorp Inc                                                 12,987
        400 Pioneer Group Inc                                             12,000
      1,340 Sovereign Bancorp Inc                                         23,785
                                                                        $122,197

INDUSTRIAL SERVICES --- 7.8%
        300 ABM Industries Inc                                             8,137
        800 Acxiom Corp*                                                  13,150
        600 Advanced Tissue Sciences Inc*                                  8,362
        400 Advo Inc*                                                      8,975
        600 American Management Systems Inc*                              12,975
        300 Analysts International Corp                                   13,537
        300 Billing Information Concepts*                                 11,775
        400 Bisys Group Inc*                                              12,450
        300 Boole & Babbage Inc*                                           8,700
        300 Broderbund Software Inc*                                       8,700
        300 CDI Corp*                                                     11,775
        500 Cerner Corp*                                                  12,125
        400 Ciber Inc*                                                    17,700
        300 Dames & Moore Inc                                              3,731
        300 Dialogic Corp*                                                12,375
        200 Fair Isaac & Co Inc                                            8,687
        300 Figgie International Inc Class A*                              4,012
        200 Filenet Corp*                                                  4,500
        300 Hyperion Software Corp*                                       11,437
        300 ImmuLogic Pharmaceutical Corp*                                   863
        200 Itron Inc*                                                     4,100
        300 Jack Henry & Associates Inc                                    7,725
      1,000 Keane Inc*                                                    29,625
        200 Mail Boxes Etc*                                                5,525
        300 NFO Research Inc*                                              5,400
        400 National Data Corp                                            14,775
        700 Network General Corp*                                         14,175
        400 Norrell Corp                                                  11,650
        300 Perseptive Biosystems Inc*                                     3,300
        300 Platinum Software Corp*                                        3,113
        900 Platinum Technology Inc*                                      21,825
        400 Primark Corp*                                                 12,000
        200 Progress Software Corp*                                        4,275
        700 S3 Inc*                                                        6,213
        300 SEI Investments Companies                                     12,769
        600 Sterling Software Inc*                                        20,475
        200 Stone & Webster Inc                                            9,275
        600 System Software Associates Inc*                                7,050
        400 True North Communications Inc                                  9,100
        300 United States Bioscience Inc*                                  3,056
        500 Vantive Corp*                                                 12,625
        300 Viewlogic Systems Inc*                                         7,275
        100 Wall Data Inc*                                                 1,638
                                                                        $420,930

INSURANCE --- 4.8%
        300 Allied Group Inc                                              14,175
        600 American Bankers Insurance Group Inc                          22,425
        200 Arthur J Gallagher & Co                                        7,000
        300 CMAC Investment Corp                                          16,406
        200 Capital RE Corp                                               11,787
        200 Compdent Corp*                                                 4,137
        300 Enhance Financial Services Group Inc                          15,844
        200 Executive Risk Inc                                            13,175
        200 Fidelity National Financial Inc                                4,350
        200 First American Financial Corp                                 12,050
        400 Fremont General Corp                                          18,650
        400 Frontier Insurance Group Inc                                  13,475
        200 Hilb Rogal & Hamilton Co                                       3,625
        200 Life Re Corp                                                  11,025
        600 Mutual Risk Management Ltd                                    15,562
        400 Orion Capital Corp                                            18,000
        500 Protective Life Corp                                          26,438
        200 Selective Insurance Group Inc                                 10,825
        150 Trenwick Group Inc                                             5,231
        200 Washington National Corp                                       6,512
        300 Zenith National Insurance Corp                                 8,400
                                                                        $259,092

MFTG - CONSUMER PRODS. --- 9.1%
        200 Ashworth Inc*                                                  1,987
        300 Authentic Fitness Corp                                         5,250
        200 Bassett Furniture Industries Inc                               5,600
        300 Bowne & Company Inc                                           10,462
        300 Brown Group Inc                                                4,537
        300 Buckeye Cellulose Corp*                                       12,450
        500 Canandaigua Wine Company Inc Class B*                         24,812
        300 Catalina Marketing Corp*                                      13,706
        700 Champion Enterprises Inc*                                     12,293
        800 Chiquita Brands International Inc                             13,450
        100 Coca-Cola Bottling Co                                          5,950
        400 Cone Mills Corp*                                               3,475
        200 Cyrk Inc*                                                      2,550
        400 Delta Woodside Industries Inc                                  2,525
        200 Designs Inc*                                                     875
        600 Dimon Inc                                                     15,562
        400 Earthgrains Co                                                16,450
        400 Ethan Allen Interiors Inc                                     14,175
        100 Fieldcrest Cannon Inc*                                         3,344
        200 Galey & Lord Inc*                                              3,675
        300 Galoob (Lewis) Toys Inc*                                       3,956
        100 GoodMark Foods Inc                                             1,650
        300 Guilford Mills Inc                                             7,162
        500 Gymboree Corp*                                                12,125
        100 Haggar Corp                                                    1,537
        500 Hartmarx Corp*                                                 4,375
        200 Innovex Inc                                                    5,162
        300 Interface Inc Class A                                          8,663
        100 J&J Snack Foods Corp*                                          1,700
        200 Johnston Industries Inc                                        1,162
        500 Just For Feet Inc*                                             7,406
        400 Justin Industries Inc                                          5,225
        100 K-Swiss Inc                                                    1,638
        300 K2 Inc                                                         7,594
        300 Kellwood Co                                                   10,369
        300 La-Z-Boy Chair Co                                             11,213
        300 Lydall Inc*                                                    6,150
        200 Merrill Corp                                                   4,475
        500 Mohawk Industries Inc*                                        15,375
        300 Nature's Sunshine Products Inc                                 6,938
        200 New England Business Service Inc                               5,825
        700 Oakwood Homes Corp                                            18,418
        200 Oshkosh B'Gosh Inc Class A                                     6,100
        100 Oxford Industries Inc                                          3,475
        100 Penwest Ltd                                                    3,750
        200 Pharmaceutical Marketing Services Inc*                         2,237
        400 Phillips Van-Heusen Corp                                       5,700
        200 Pillowtex Corp                                                 5,450
        100 Plenum Publishing Corp                                         5,125
        500 Schweitzer-Mauduit International Inc                          21,063
        600 Smithfield Foods Inc*                                         17,925
        400 Sola International Inc*                                       13,650
        700 Stride Rite Corp                                               8,225
        100 Swiss Army Brands Incorporated*                                1,075
        200 The Dixie Group Inc.*                                          2,375
        200 The Timberland Co Class A*                                    14,425
        400 Titan International Inc                                        8,300
        400 Tultex Corp*                                                   2,000
        200 USA Detergents Inc*                                            2,100
        300 Universal Forest Products Inc                                  4,500
        600 Valassis Communications Inc*                                  17,700
        600 Wolverine World Wide Inc                                      13,200
        600 World Color Press Inc*                                        15,187
                                                                        $494,808

MFTG - INDUSTRIAL PRODS --- 15.98%
        300 AT Cross Co Class A                                            3,037
        500 Alliance Pharmaceutical Corp*                                  5,000
        350 Alpharma Inc Class A                                           7,722
        100 Amcast Industrial Corp                                         2,537
        400 Applied Power Inc Class A                                     24,750
        300 Aptargroup Inc                                                16,481
        200 Astec Industries Inc*                                          3,400
        400 BMC Industries Inc                                            12,875
        300 Banctec Inc*                                                   6,862
        400 Belden Inc                                                    13,700
        200 Bell Sports Corp*                                              1,850
        800 Bio-Technology General Corp*                                   9,800
        400 Birmingham Steel Corp                                          6,650
        500 Blount International Inc Class A                              26,281
        100 Butler Manufacturing Co                                        3,387
        400 COR Therapeutics Inc*                                          8,925
        200 Cambrex Corp                                                   9,587
        660 Camco International Inc                                       47,685
        400 Caraustar Industries Inc                                      13,750
        400 Cephalon Inc*                                                  4,650
        100 Chemed Corp                                                    4,050
        300 Chemfirst Inc                                                  7,575
        200 Clarcor Inc                                                    5,737
        200 Commonwealth Industries Inc                                    3,525
        300 Cygnus Inc*                                                    6,900
        300 Dynatech Corp*                                                10,237
        600 Fedders Corp                                                   3,600
        200 Flow International Corp*                                       2,100
        400 Gerber Scientific Inc                                          8,300
        300 Global Industries Technologies Inc*                            5,119
        200 Greenfield Industries Inc                                      7,575
        400 Griffon Corp*                                                  6,325
        200 Handy & Harman                                                 5,087
        200 Hauser Inc*                                                    1,425
        600 ICN Pharmaceuticals Inc                                       28,875
        600 IDEXX Laboratories Inc*                                        9,525
        200 IMCO Recycling Inc                                             3,637
        300 Immune Response Corp*                                          3,206
        100 Insteel Industries Inc                                           763
        204 Intermagnetics General Corp*                                   1,913
        400 Intermet Corp                                                  7,700
        200 Ionics Inc*                                                    7,662
        700 JLG Industries Inc                                             8,881
        100 Kronos Inc*                                                    2,900
        500 Kulicke & Soffa Industries Inc*                               12,875
        200 LSB Industries Inc                                               887
        300 Lilly Industries Inc Class A                                   5,681
        150 Lindsay Manufacturing Co                                       6,506
        600 Liposome Company Inc*                                          3,300
        200 Lone Star Industries Inc                                      10,987
        200 MacDermid Inc                                                 14,600
        200 Material Sciences Corp*                                        2,975
        200 McWhorter Technologies Inc*                                    5,162
        300 Medimmune Inc*                                                11,963
        200 Medusa Corp                                                    8,450
        800 Microchip Technology Inc*                                     31,900
        400 Mississippi Chemical Corp                                      7,350
        300 Modecular Biosystems Inc*                                      3,000
        300 Mosinee Paper Corp                                             8,475
        300 Mueller Industries Inc*                                       13,256
        500 Mycogen Corp*                                                 10,625
        330 Myers Industries Inc                                           5,795
        300 NBTY Inc*                                                      6,581
        100 Nashua Corp*                                                   1,363
        400 Northwestern Steel and Wire Co*                                1,425
        400 Novellus Systems Inc*                                         17,800
        300 Noven Pharmaceuticals Inc*                                     2,138
        200 O'Sullivan Corp                                                2,100
        200 Paragon Trade Brands Inc*                                      3,812
        700 Paxar Corp*                                                   11,900
        200 Photronics Inc*                                                8,575
        200 Pope & Talbot Inc                                              3,325
        200 Protein Design Labs Inc*                                       9,975
        100 Quaker Chemical Corp                                           1,819
        200 Quanex Corp                                                    5,525
        100 RailTex Inc*                                                   1,613
        300 Regal-Beloit Corp                                              8,063
        400 Regeneron Pharmaceuticals Inc*                                 4,175
        220 Republic Group Inc                                             4,125
        300 Robbins & Myers Inc                                           11,363
        300 Roberts Pharmaceutical Corp*                                   3,000
        400 Roper Industries Inc                                          10,675
        300 Russ Berrie & Company Inc                                      8,175
        200 SPS Technologies Inc*                                          9,250
        300 SciClone Pharmaceuticals Inc*                                  1,481
        300 Scotts Co Class A*                                             8,025
        300 Shorewood Packaging Corp*                                      7,425
        200 Standex International Corp                                     7,000
        200 Steel Technologies Inc                                         2,300
        400 Sturm Ruger Company Inc                                        7,525
        400 TXI Corp*                                                     18,975
        200 Telxon Corp                                                    5,150
        300 The Manitowoc Company Inc                                      9,094
        300 TheraTech Inc*                                                 3,150
        300 Thomas Nelson Inc                                              3,488
        200 Toro Co                                                        8,550
        200 Tredegar Industries Inc                                       13,975
        300 Tseng Labs Inc*                                                  675
        400 Ultratech Stepper Inc*                                        10,900
        400 Valmont Industries Inc                                         9,150
        300 Vertex Pharmaceuticals Inc*                                    8,850
        200 WD-40 Co                                                       5,750
        400 WH Brady Co Class A                                           12,800
        400 WHX Corp*                                                      5,325
        100 Walbro Corp                                                    2,075
        200 Whittaker Corp*                                                2,112
        400 Williams Industries Inc                                        9,725
        200 Wolverine Tube Inc*                                            6,200
        200 Wynn's International Inc                                       6,787
        300 Xircom Inc*                                                    3,000
        200 Zero Corp                                                      5,375
                                                                        $866,972

MINING --- 0.7%
        300 AMCOL International Corp                                       6,187
        300 Coeur D'Alene Mines Co*                                        3,112
        200 Dravo Corp*                                                    2,100
        400 Getchell Gold Corp*                                           14,400
        500 Glamis Gold Ltd                                                2,500
        800 Helca Mining Co*                                               4,100
        300 Stillwater Mining Co*                                          6,225
                                                                         $38,624

OIL & GAS --- 4.4%
        400 Benton Oil & Gas Co*                                           8,050
        300 Box Energy Corp*                                               2,119
        300 Cabot Oil & Gas Corp                                           7,200
        300 Cross Timbers Oil Co                                           8,006
        500 Devon Energy Corp                                             22,375
        300 HS Resources Inc*                                              5,287
        800 Monterey Resources Inc                                        15,950
        500 Newfield Exploration Co*                                      13,563
        400 Oceaneering International Inc*                                 9,925
        300 Plains Resources Inc*                                          6,000
        300 Pool Energy Services Co*                                      10,181
        900 Pride International Inc*                                      29,700
      1,500 Santa Fe Energy Resources Inc                                 19,593
        200 Seitel Inc*                                                    9,425
        500 Snyder Oil Corp                                               11,063
        100 St Mary Land & Exploration Co                                  4,075
        600 Tuboscope Vetco International Corp*                           19,050
        500 United Meridian Corp*                                         16,969
        800 Vintage Petroleum Inc                                         18,300
        100 Wiser Oil Co                                                   1,706
                                                                        $238,537

OTHER TRANS. SERVICES --- 1.7%
        500 American Freightways Corp*                                     7,750
        300 Arkansas Best Corp*                                            3,450
        400 Expeditors International of Washington Inc                    14,700
        500 Fritz Companies Inc*                                           6,906
        300 Frozen Food Express Industries Inc                             2,775
        500 Heartland Express Inc*                                        13,750
        200 Landstar System Inc*                                           5,000
        200 MS Carriers Inc*                                               5,069
        300 Rural/Metro Corp*                                             10,425
        300 USFreightways Corp                                             9,713
        600 Werner Enterprises Inc                                        14,550
                                                                         $94,088

REAL ESTATE --- 0.6%
        400 Amresco Inc*                                                  12,550
        200 CCB Financial Corp                                            18,200
                                                                         $30,750

RETAIL TRADE --- 8.5%
        500 Applebees International Inc                                   11,093
        600 Arbor Drugs Inc                                               16,050
        200 Au Bon Pain Inc*                                               1,900
        100 Bertuccis Inc*                                                   625
        600 Bombay Company Inc*                                            3,637
        300 Books-A-Million Inc*                                           1,875
        200 Builders Material Holding Corp*                                2,500
        500 CKE Restaurants Inc                                           19,968
        200 Carson Pirie Scott & Co*                                       9,637
        400 Caseys General Stores Inc                                      9,650
        400 Cash America International Inc                                 4,725
        400 Cato Corp Class A                                              3,425
        200 Cheesecake Factory Inc*                                        6,300
        300 Consolidated Products Inc*                                     5,775
        100 Danmark International Inc*                                     1,162
        300 Discount Auto Parts Inc*                                       6,281
        400 Eagle Hardware & Garden Inc*                                   6,800
        300 Express Scripts Inc*                                          16,912
        300 Fabri-Centers of America Inc Class A*                          6,487
        300 Filenes Basement Corp*                                         2,212
        600 Foodmaker Inc*                                                 9,862
        500 Footstar Inc*                                                 13,593
        200 Gottschalks Inc*                                               1,625
        500 Hancock Fabrics Inc                                            6,781
        100 IHOP Corp*                                                     3,375
        200 J Baker Inc                                                    1,450
        400 Jan Bell Marketing Inc*                                        1,175
        500 Landrys Seafood Restaurant Co*                                14,000
        300 Lechters Corp*                                                 1,631
        100 Lillian Vernon Corp                                            1,613
        400 Luby's Cafeterias Inc                                          7,975
        400 Michaels Stores Inc*                                          12,025
        400 O'Reilly Automotive Inc*                                       9,750
      1,050 Pier 1 Imports Inc                                            19,163
      1,000 Proffitts Inc*                                                28,687
        800 Ross Stores Inc                                               29,900
        300 Ruby Tuesday Inc*                                              8,156
        800 Ryan's Family Steak Houses Inc*                                6,900
        200 SPX Corp                                                      13,050
        700 Shoney's Inc*                                                  3,281
        500 Shopko Stores Inc*                                            12,531
        300 Showbiz Pizza Time Inc*                                        6,375
        200 Sonic Corp*                                                    5,150
        300 St John Knits Inc                                             12,056
        300 Stein Mart Inc*                                                8,775
        400 TCBY Enterprises Inc                                           2,500
        300 TJ International Inc                                           6,900
        200 Taco Cabana Inc*                                               1,000
        300 The Dress Barn Inc*                                            7,612
        500 The Men's Wearhouse Inc*                                      19,375
        500 The Sports Authority Inc*                                      9,469
        500 Triarc Companies Inc Class A*                                 11,313
        300 Whole Foods Market Inc*                                       11,775
        400 Williams-Sonoma Inc*                                          16,050
                                                                        $461,887

SECURITIES & COMMODITIES --- 1.6%
        420 Downey Financial Corp                                         11,025
        200 Interra Financial Inc                                         11,025
        400 Legg Mason Inc                                                19,625
        300 Piper Jaffray Companies Inc                                    7,519
        600 Quick & Reilly Group Inc                                      21,825
        450 Raymond James Financial Inc                                   13,500
                                                                         $84,519

TELEPHONE --- 0.4%
      1,000 Tel-Save Holdings Inc*                                        21,500
                                                                         $21,500

TRANSPORTATION EQUIPMENT --- 2.2%
        200 AAR Corp                                                       7,162
        300 AO Smith Corp                                                 12,431
        400 Arctic Cat Inc                                                 4,700
        300 BE Aerospace Inc*                                              8,437
        500 Breed Technologies Inc                                        11,031
        500 Gentex Corp*                                                  12,250
        200 Huffy Corp                                                     3,162
        500 Orbital Sciences Corp*                                        12,188
        300 Simpson Industries Inc                                         3,563
        200 Skyline Corp                                                   5,800
        200 Spartan Motors Inc                                             1,387
        200 Standard Motor Products Inc                                    4,375
        300 Standard Products Co                                           8,063
        100 Thor Industries Inc                                            2,894
        300 Wabash National Corp                                           8,963
        400 Winnebago Industries Inc                                       3,025
        400 Yellow Corp*                                                  10,975
                                                                        $120,406

WATER --- 0.9%
        100 Aquarion Co                                                    2,825
        100 Consumers Water Co                                             1,825
        300 Halter Marine Group Inc*                                      15,694
        400 Kirby Corp*                                                    7,900
        300 Philadelphia Suburban Corp                                     6,769
        100 Southern California Water Co                                   2,194
        600 United Water Resources Inc                                     9,937
                                                                         $47,144

WHOLESALE TRADE - INDL --- 1.6%
        200 AM Castle & Co                                                 4,812
        300 Applied Industrial Technology Inc                              8,719
        500 Barrett Resources Corp*                                       17,593
        120 Bell Industries Inc*                                           1,927
        200 MicroAge Inc*                                                  4,400
        600 Nautica Enterprises Inc*                                      15,975
        300 OM Group Inc                                                  11,325
        300 Patterson Dental Co*                                          12,000
        300 Pioneer Standard Electronics Inc                               4,913
        400 TBC Corp*                                                      4,100
                                                                         $85,764

WHOLESALE TRADE -CONSUMER --- 2.4%
        200 Commercial Metals Co                                           6,450
        300 Fisher Scientific International Inc                           13,800
        300 Hughes Supply Inc                                             10,462
        300 Kaman Corp Class A                                             5,438
        400 Kent Electronics Corp*                                        13,975
        200 Nash Finch Co                                                  4,025
        500 Owens & Minor Inc                                              7,000
        400 Rexel Inc*                                                     8,950
        700 Richfood Holdings Inc                                         16,888
        400 Rykoff-Sexton Inc                                              8,600
        100 Syncor International Corp*                                     1,575
        700 Tech Data Corp*                                               31,150
                                                                        $128,313

TOTAL COMMON STOCK --- 100.0%                                         $5,424,843
(Cost $4,617,270)

TOTAL ORCHARD INDEX 600 FUND --- 100.0%                               $5,424,843
(Cost $4,617,270)


The Orchard Series Fund

Orchard Money Market Fund

SHORT-TERM INVESTMENTS

CREDIT INSTITUTIONS --- 60.9%
    150,000 American Express Credit Corp                                 148,284
    150,000 Ford Motor Credit Co                                         149,542
    150,000 Prudential Funding Corp                                      149,929
    400,000 Student Loan Marketing Association                           400,267
    850,000 Student Loan Marketing Association                           849,481
    150,000 TransAmerica Financial Corp                                  149,218
                                                                      $1,846,721

ELECTRIC --- 4.9%
    150,000 Baltimore Gas & Electric Co                                  148,671
                                                                        $148,671

ELECTRONICS - HIGH TECH --- 9.8%
    150,000 General Electric Co                                          148,625
    150,000 Sharp Electronics Corp                                       149,218
                                                                        $297,843

HOLDING & INVEST. OFFICES --- 4.9%
    150,000 American General Finance Corp                                149,634
                                                                        $149,634

RETAIL TRADE --- 4.9%
    150,000 Wal-Mart Stores Inc                                          149,791
                                                                        $149,791

SECURITIES & COMMODITIES --- 9.8%
    150,000 Bear Stearns Companies Inc                                   150,000
    150,000 Merrill Lynch & Co Inc                                       145,914
                                                                        $295,914

TELEPHONE --- 4.8%
    150,000 American Telephone & Telegraph Co                            145,943
                                                                        $145,943

TOTAL SHORT-TERM INVESTMENTS --- 100.0%                               $3,034,517
(Cost $3,034,517)

TOTAL ORCHARD MONEY MARKET FUND --- 100.0%                            $3,034,517
(Cost $3,034,517)


The Orchard Series Fund

Orchard Preferred Stock Fund

PREFERRED STOCK

CREDIT INSTITUTIONS --- 22.9%
      7,400 Bankers Trust New York Corp                                  200,725
      6,800 Fleet Financial Group Inc                                    181,472
      7,300 Household International Inc                                  208,962
      3,500 JP Morgan & Company Inc                                      190,750
      6,800 MBNA Corp                                                    179,772
                                                                        $961,681

ELECTRIC --- 25.3%
      1,500 Baltimore Gas & Electric Co                                  163,500
      1,600 Duke Power Co                                                163,200
      1,400 Florida Power & Light Co                                     152,600
      1,800 Pennsylvania Power & Light Co                                189,900
      2,000 South Carolina Electric & Gas                                212,000
      1,700 Southern California Edison Co                                184,025
                                                                      $1,065,225

ELECTRONICS - HIGH TECH --- 4.4%
      6,700 International Business Machines Corp                         185,087
                                                                        $185,087

FINANCIAL SERVICES --- 13.4%
      7,000 Comdisco Inc                                                 182,434
      7,000 First Maryland Bancorp                                       181,125
      7,500 Republic New York Corp                                       198,750
                                                                        $562,309

HOLDING & INVEST. OFFICES --- 4.3%
      7,000 Chase Manhattan Corp                                         179,375
                                                                        $179,375

INSURANCE --- 8.2%
      3,100 Travelers Group Inc                                          155,775
      7,300 WR Berkley Corp                                              188,428
                                                                        $344,203

SECURITIES & COMMODITIES --- 12.8%
      7,000 Bear Stearns Companies Inc                                   178,934
      5,300 Merrill Lynch & Co Inc                                       165,291
      7,600 Morgan Stanley Group                                         193,321
                                                                        $537,546

TRANSPORTATION EQUIPMENT --- 8.7%
      6,500 Ford Motor Co                                                185,250
      6,900 General Motors Corp Ser D                                    181,988
                                                                        $367,238

TOTAL PREFERRED STOCK --- 100.0%                                      $4,202,664
(Cost $4,136,443)

TOTAL ORCHARD PREFERRED STOCK FUND --- 100.0%                         $4,202,664
(Cost $4,136,443)